UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Joseph J. Allessie, Esq.
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, NY 10019

(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

UBS Relationship Funds	June 30, 2013

UBS Relationship Funds
Semiannual Report

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Table of contents

President’s letter	2

The markets in review	3

Portfolio Managers’ commentary and portfolio of investments
UBS Global Securities Relationship Fund	5
UBS Emerging Markets Equity Relationship Fund	19
UBS International Equity Relationship Fund	26
UBS U.S. Equity Alpha Relationship Fund	33
UBS Global Corporate Bond Relationship Fund	42
UBS High Yield Relationship Fund	52
UBS Opportunistic Emerging Markets Debt Relationship Fund	63
UBS Cash Management Prime Relationship Fund	75
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	79

Explanation of expense disclosure	85

Statement of assets and liabilities	88

Statement of operations	92

Statement of changes in net assets	96

Statement of cash flows	99

Financial highlights	100

Notes to financial statements	105

General information	124

Board approval of investment advisory agreements	125

President’s letter

Dear Shareholder,

When I last wrote to you, in February, I noted that we were beginning to see signs of investors looking to transition some of their assets from traditional fixed income and cash back into risk assets. As the last few months have partly been characterized by increasing investor concern about the commitment of the Federal Reserve Board to its quantitative easing program, the rotation out of fixed income, to a large degree, has not yet occurred. Complicating the decision making process for investors are the inherent behavioral challenges of market timing and whether or not to act now, given the relatively strong year-to-date results for large and small US company stocks and developed international equity markets, while fixed income markets are generally in negative territory.

At UBS Global Asset Management, we have always emphasized the importance of developing an appropriate investment plan and seeing it through. For individual investors, this task has never been easy, and the shift in the dynamics we face going forward requires that investors re-examine how they construct portfolios to meet their long-term goals. A good example, and one worth highlighting, is the current and likely unsustainable low interest rate environment. As a result, regulators, such as the Financial Industry Regulatory Authority, have mandated greater disclosure of the risks associated with investing in fixed income securities. They want investors to understand that as bond yields rise, bond prices fall. They also want investors to know that slower changes in rates could have less impact, while faster increases would likely mean more dramatic changes in the value of investors’ bond portfolios. Consequently, the role of fixed income as a core holding could play a dramatically different role in portfolios, and investors, advisors and consultants are all adapting their approaches to deal with the reality of this dynamic shift.

UBS Global Asset Management remains committed to providing you with an array of flexible, outcome-oriented investment solutions that we believe can dial down the risk and correlations to traditional fixed income and equities, in the pursuit of income and growth. Now is an important time to review your financial plan. It’s important to have a plan that considers the market environment ahead and, as always, to do your best to stick with it. UBS Global Asset Management is well-resourced to play an active role, by providing solutions and guidance, as investors and their advisors seek to outsource the complexities they face in achieving their investment needs. I hope you continue to leverage our talent, resources and our 30-year heritage of navigating markets globally and trust us to see your plan through.

Sincerely,

Mark E. Carver
President
UBS Relationship Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

The markets in review

Moderating global growth
While the overall US economy continued to grow during the reporting period, the pace of the expansion was mixed. The Commerce Department reported that gross domestic product (“GDP”) growth was 1.1% during the first three months of 2013. The Commerce Department’s initial estimate for second quarter 2013 GDP growth was 1.7%.1

The Federal Reserve Board (the “Fed”) took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the reporting period, the Fed kept the federal funds rate at an extremely low level between 0% and 0.25%. Looking back, at its December 2012 meeting, the Fed said it would continue buying $40 billion a month of agency mortgage-backed securities (MBS) and purchase $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%,” provided inflation remains well-contained. The Fed has not materially changed its official policy stance thus far in 2013. However, in his press conference following the Fed’s meeting in June, Fed Chairman Ben Bernanke said “...the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This triggered increased volatility throughout the global financial markets.

Economic growth in countries outside the US often decelerated or remained in recession during the reporting period. In its July 2013 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) projected that global growth would be 3.1% in 2013, lower than its previous forecast of a 3.3% expansion. From a regional perspective, the IMF anticipated 2013 growth in the eurozone would contract 0.6%. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF also trimmed its forecast for most emerging market countries.

Most equity markets post positive returns
Despite a late setback, developed market equities produced positive results during the reporting period. In the US, continued positive economic growth, overall solid corporate profits and largely robust demand supported the market. While equities initially sold off after the Fed’s comments about tapering its asset purchase program, this was not enough to offset their earlier gains. All told, the US stock market, as measured by the S&P 500 Index,2 gained 13.82% for the six months ended June 30, 2013. International equity markets were also impacted by the Fed’s policy shift, as well as the ongoing European sovereign debt crisis and geopolitical issues. While international developed equities fell sharply in May and June, they returned 4.10% during the six-month period, as measured by the MSCI EAFE Index (net).3 Emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 declined 9.57% over the same time period. This weakness was due to a variety of factors, including fears of a “hard landing” for China’s economy, falling commodity prices and rising US interest rates.

[1]	Based on the Commerce Department’s most recent estimate announced on July 31, 2013, after the Funds’ reporting period had ended.
[2]	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The MSCI EAFE Index (net) is an index of stocks from different countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[4]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

Rising rates negatively impact the fixed income market
US Treasury yields moved higher during the reporting period and negatively impacted the overall bond market (yields and bond prices move in opposite directions). Increasing investor concerns about the commitment of the Fed to its quantitative easing program caused yields to move sharply higher in May and June 2013. Against this backdrop, most US taxable spread sectors (non-US Treasury fixed income securities) produced negative returns during the reporting period. The overall US bond market, as measured by the Barclays US Aggregate Index,5 declined 2.44% during the six months ended June 30, 2013. Looking more closely at lower-rated fixed income securities, high yield bonds were one of only a few spread sectors to generate a positive return, as the BofA Merrill Lynch US High Yield Cash Pay Constrained Index6 rose 1.46% during the reporting period. In contrast, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 declined 8.22%.

[5]	The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors.Investors should note that indices do not reflect the deduction of fees and expenses.
[6]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.
[7]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Global Securities Relationship Fund

Portfolio performance
For the six months ended June30, 2013, UBS Global Securities Relationship Fund (the “Fund”) returned 2.54%, while the Fund’s benchmarks, the Citigroup World Government Bond Index and the MSCI World Free Index (net), declined 5.66% and returned 8.43%, respectively. In addition, our proprietary Global Securities Relationship Fund Index (the “Index”) returned 2.36%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive absolute return during the reporting period and outperformed the Index, primarily due to market allocation strategy, currency positioning and security selection.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing forward contracts,had a direct positive impact on Fund performance. At the market level, derivatives were just one tool among others that we used to implement our market allocation strategy. That said, overall, our market allocation strategy detracted from Fund performance during the period.

Portfolio performance summary1
What worked

•	Currency strategies, overall, were positive for performance.

	–	Short positions in both the Australian dollar and New Zealand dollar versus the US dollar were beneficial for results.

	–	Our long position in the Mexican peso versus the US dollar was rewarded during the reporting period.

•	An overweight to Japanese equities added to performance. Despite a setback toward the end of the reporting period, Japanese equities generated strong results given aggressive actions taken by the Bank of Japan to stimulate growth and end deflation.

•	Security selection, overall, was positive for performance. US large-cap core value equities, emerging market growth equities and international core equities security selection were additive for results.

•	Duration positioning, overall, contributed to performance. The Fund’s US duration positioning was shorter than that of the Index during the reporting period. Overall, this was beneficial as US rates moved higher, especially in May and June 2013.

•	Overall, the Fund’s positioning among risk assets contributed to results.

–	We tactically adjusted the Fund’s allocation to equities during the reporting period. When the period began, we had a slight overweight to equities versus a 65% allocation for the Index. In early January 2013, we increased the Fund’s equity allocation to 72% and then pared it to 68% at the end of the month. During the second quarter of 2013, we further increased our equity overweight. However, we reduced this exposure and moved to a slight underweight position in June. The Fund ended the reporting period with a 64% allocation to equities and a 36% allocation to global fixed income and cash.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Global Securities Relationship Fund

–	The fixed income market was volatile during June in the wake of the Federal Reserve Board’s comments about tapering its asset purchase program. Against this backdrop, we moved from an overweight to a neutral position in investment grade corporate bonds and modestly pared our high yield bond exposure.

What didn’t work

•	A few of the Fund’s currency positions were negative for the reporting period. Long positions in the Indian rupee, Philippine peso and South African rand modestly detracted from results.

•	A bias toward non-US equities versus US equities detracted from results. Our preferences for international developed equities and emerging market equities were not rewarded as they lagged their US counterparts given concerns about moderating global growth, the European sovereign debt crisis and falling commodity prices.

•	Security selection in certain areas was not beneficial to performance. Our emerging market core equities, US large cap growth equities and international all cap growth equities security selection was not rewarded.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global Securities Relationship Fund

Average annual total returns for periods ended June 30, 2013 (unaudited)

	6 months	1 year	5 years	10 years

UBS Global Securities Relationship Fund	2.54%	11.85%	3.41%	6.63%

Citigroup World Government Bond Index[1]	(5.66)%	(4.50)%	3.04%	4.70%

MSCI World Free Index (net)[2]	8.43%	18.58%	2.70%	7.25%

Global Securities Relationship Fund Index[3]	2.36%	9.67%	3.89%	6.94%

[1]	The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Global Securities Relationship Fund Index is an unmanaged index compiled by the Advisor, and is a composite of five indexes compiled by independent data providers: 65% MSCI All-Country World Index (net), 15% Citigroup World Government Bond Ex US Index, 15% Citigroup US Government Bond Index, 2% JPMorgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On April 30, 2009, the 65% MSCI All Country World Index (net) replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Global Securities Relationship Fund

Top ten equity holdings (unaudited)[1]
As of June 30, 2013

Percentage of net assets

Novartis AG	0.9%
Toyota Motor Corp.	0.9
HSBC Holdings PLC	0.9
Nestle SA	0.8
BP PLC	0.8
Apple, Inc.	0.8
Imperial Tobacco Group PLC	0.6
Telenor ASA	0.6
SABMiller PLC	0.6
Royal Bank of Canada	0.6

Total	7.5%

Top ten long-term fixed income holdings
(unaudited)[1]
As of June 30, 2013

Percentage of
net assets

UK Gilts,
3.750%, due 09/07/21	0.8%
Kingdom of Sweden,
5.000%, due 12/01/20	0.7
Government of Australia,
5.750%, due 05/15/21	0.7
Government of Finland,
4.375%, due 07/04/19	0.7
Bundesrepublik Deutschland,
3.250%, due 07/04/21	0.5
Bundesrepublik Deutschland,
1.500%, due 04/15/16	0.5
Buoni Poliennali Del Tesoro,
4.250%, due 02/01/19	0.3
Kingdom of the Netherlands,
1.250%, due 01/15/18	0.3
Kingdom of Belgium,
1.250%, due 06/22/18	0.3
Government of France,
0.250%, due 07/25/18	0.3

Total	5.1%

Country exposure by issuer, top five
(unaudited)[2]
As of June 30, 2013

Percentage of net assets

United States	23.0%
United Kingdom	6.6
Japan	6.5
Germany	4.1
Switzerland	2.8

Total	43.0%

[1]
Figures represent the direct investments of UBS Global Securities Relationship Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

[2]
Figures represent the direct investments of UBS Global Securities Relationship Fund (excluding derivatives exposure). If a breakdown of the underlying affiliated investment companies was included, the top five country exposure percentages would be as follows: United States: 26.8%, United Kingdom: 6.7%, Japan: 6.5%, Germany: 4.1%, Switzerland: 2.8%.

UBS Global Securities Relationship Fund

Industry diversification (unaudited)1
As a percentage of net assets as of June 30, 2013

Common stocks
Aerospace & defense	1.04%
Airlines	1.06
Auto components	0.45
Automobiles	1.04
Beverages	1.06
Biotechnology	1.01
Building products	0.28
Capital markets	1.22
Chemicals	1.57
Commercial banks	3.70
Commercial services & supplies	0.14
Communications equipment	0.35
Computers & peripherals	1.00
Construction & engineering	0.07
Construction materials	0.52
Consumer finance	0.16
Diversified financial services	1.27
Diversified telecommunication services	0.68
Electric utilities	0.74
Electrical equipment	0.50
Electronic equipment, instruments & components	0.09
Energy equipment & services	1.01
Food & staples retailing	0.62
Food products	1.64
Gas utilities	0.27
Health care equipment & supplies	0.34
Health care providers & services	0.93
Hotels, restaurants & leisure	0.61
Household durables	0.10
Household products	0.15
Industrial conglomerates	0.72
Insurance	2.78
Internet & catalog retail	0.71
Internet software & services	0.80
IT services	1.08
Leisure equipment & products	0.29
Life sciences tools & services	0.07
Machinery	1.77
Media	1.30
Metals & mining	1.22
Multiline retail	0.42%
Multi-utilities	0.44
Oil, gas & consumable fuels	2.76
Paper & forest products	0.20
Personal products	0.73
Pharmaceuticals	3.16
Professional services	0.46
Real estate investment trust (REIT)	0.48
Real estate management & development	0.35
Road & rail	0.72
Semiconductors & semiconductor equipment	1.44
Software	2.15
Specialty retail	0.03
Textiles, apparel & luxury goods	1.07
Tobacco	0.90
Trading companies & distributors	0.76
Wireless telecommunication services	1.52

Total common stocks	51.95%

Bonds
Mortgage & agency debt securities	0.04
US government obligations	1.83
Non-US government obligations	6.55

Total bonds	8.42%

Investment companies
iShares JPMorgan USD Emerging Markets Bond Fund	1.81
UBS Emerging Markets Equity Relationship Fund	6.24
UBS High Yield Relationship Fund	5.01

Total investment companies	13.06%

Warrant	0.03
Short-term investment	23.27
Options purchased	0.58
Investment of cash collateral from securities loaned	3.48

Total investments	100.79%

Liabilities, in excess of cash and other assets	(0.79)

Net assets	100.00%

[1]
Figures represent the direct investments of UBS Global Securities Relationship Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Shares	Value

Common stocks: 51.95%
Australia: 0.99%
Australia & New Zealand Banking
Group Ltd.	53,850	$1,407,522
Orica Ltd.	45,096	851,659
Westfield Group REIT	95,730	1,001,570

Total Australia common stocks		3,260,751

Brazil: 0.22%
BRF SA	5,400	117,252
Cia Brasileira de Distribuicao
Grupo Pao de Acucar ADR[1]	3,100	140,926
Cia de Bebidas das Americas ADR	1,350	50,423
Cielo SA	4,700	117,955
Cosan Ltd., Class A	6,600	106,656
Embraer SA ADR	1,500	55,335
Lojas Renner SA	2,100	60,186
Minerva SA*	10,300	47,914
Vale SA ADR	2,100	27,615

Total Brazil common stocks		724,262

Canada: 1.78%
Canadian Oil Sands Ltd.	48,800	903,429
Lightstream Resources Ltd.[1]	64,297	479,919
Lululemon Athletica, Inc.*	7,090	464,537
Petrobank Energy & Resources Ltd.*	44,700	20,401
Petrominerales Ltd.[1]	41,628	237,490
Royal Bank of Canada	31,500	1,835,428
Suncor Energy, Inc.	46,000	1,355,900
Teck Resources Ltd., Class B	26,000	555,501

Total Canada common stocks		5,852,605

China: 1.25%
AAC Technologies Holdings, Inc.	42,000	237,183
AIA Group Ltd.	399,886	1,693,679
Anhui Conch Cement Co., Ltd.,
H Shares	9,500	25,722
Brilliance China Automotive
Holdings Ltd.*	182,000	204,150
China Overseas Land & Investment Ltd.	12,000	31,485
China ZhengTong Auto Services
Holdings Ltd.*	110,000	51,624
Jardine Matheson Holdings Ltd.	23,600	1,427,800
Lee & Man Paper Manufacturing Ltd.	201,000	119,729
Nine Dragons Paper Holdings Ltd.[1]	182,000	118,266
Shimao Property Holdings Ltd.[1]	20,000	39,711
Tencent Holdings Ltd.	4,300	168,650

Total China common stocks		4,117,999

Denmark: 0.06%
FLSmidth & Co. A/S1	4,330	197,151
	Shares	Value

Finland: 0.54%
Sampo Oyj, Class A	46,010	$1,793,074

France: 0.81%
Carrefour SA	55,228	1,518,984
Schneider Electric SA	15,996	1,160,365

Total France common stocks		2,679,349

Germany: 2.92%
Bayer AG	15,544	1,657,677
Beiersdorf AG	7,538	657,393
Deutsche Bank AG	28,653	1,199,259
E.ON SE	54,363	892,304
Fresenius Medical Care AG & Co. KGaA	9,607	681,895
HeidelbergCement AG	19,022	1,279,349
Infineon Technologies AG	137,949	1,154,579
MAN SE1	6,319	690,088
SAP AG	18,946	1,387,431

Total Germany common stocks		9,599,975

India: 0.18%
Dr Reddy’s Laboratories Ltd. ADR*[1]	6,200	234,484
HDFC Bank Ltd. ADR[1]	5,300	192,072
ICICI Bank Ltd. ADR[1]	4,700	179,775

Total India common stocks		606,331

Indonesia: 0.30%
Alam Sutera Realty Tbk PT	2,251,000	170,101
Bank Rakyat Indonesia Persero Tbk PT	406,000	317,028
Lippo Karawaci Tbk PT	681,000	104,294
Matahari Department Store Tbk PT*	46,000	53,763
Media Nusantara Citra Tbk PT*	376,500	118,545
Perusahaan Gas Negara Persero Tbk PT	282,500	163,665
Semen Indonesia Persero Tbk PT	30,500	52,549
Wijaya Karya Persero Tbk PT	103,000	21,275

Total Indonesia common stocks		1,001,220

Ireland: 0.73%
Ryanair Holdings PLC ADR	23,500	1,210,955
Shire PLC	37,675	1,194,742

Total Ireland common stocks		2,405,697

Israel: 0.70%
Check Point Software Technologies Ltd.*	20,600	1,023,408
Teva Pharmaceutical Industries Ltd. ADR	32,300	1,266,160

Total Israel common stocks		2,289,568

Italy: 0.44%
Fiat Industrial SpA	129,048	1,438,709

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Shares	Value

Common stocks—(Continued)
Japan: 6.48%
Asahi Glass Co., Ltd.[1]	139,000	$905,364
Bridgestone Corp.	43,600	1,485,864
ITOCHU Corp.	155,000	1,789,423
Japan Airlines Co., Ltd.	18,500	951,301
KDDI Corp.	34,200	1,779,310
Mitsubishi Corp.	42,000	719,480
Mitsubishi UFJ Financial Group, Inc.	289,600	1,787,006
ORIX Corp.	125,900	1,720,049
Sankyo Co., Ltd.	20,100	949,471
Shin-Etsu Chemical Co., Ltd.	23,100	1,532,547
Shiseido Co., Ltd.	77,200	1,149,671
THK Co., Ltd.	59,900	1,259,241
Tokio Marine Holdings, Inc.	51,100	1,620,382
Tokyo Gas Co., Ltd.	131,000	723,815
Toyota Motor Corp.	48,700	2,941,248

Total Japan common stocks		21,314,172

Luxembourg: 0.15%
ArcelorMittal	44,055	491,669

Macau: 0.21%
Melco Crown Entertainment Ltd. ADR*	17,000	380,120
Sands China Ltd.	63,200	297,827

Total Macau common stocks		677,947

Malaysia: 0.20%
AirAsia Bhd	124,700	125,904
Axiata Group Bhd	106,400	223,273
Malayan Banking Bhd	38,300	126,070
Sapurakencana Petroleum Bhd*	133,000	172,170

Total Malaysia common stocks		647,417

Mexico: 0.28%
Alsea SAB de CV1	68,000	161,847
Cemex SAB de CV ADR*[1]	32,864	347,701
Grupo Financiero Banorte SAB de CV,
Class O	52,000	307,888
Grupo Televisa SAB ADR	4,900	121,716

Total Mexico common stocks		939,152

Netherlands: 1.27%
Heineken NV	19,025	1,212,193
Koninklijke DSM NV	23,973	1,562,095
NXP Semiconductor NV*	13,400	415,132
Wolters Kluwer NV	46,857	991,415

Total Netherlands common stocks		4,180,835

Norway: 0.78%
Statoil ASA	34,267	706,850
Telenor ASA	93,776	1,858,739

Total Norway common stocks		2,565,589
	Shares	Value

Panama: 0.04%
Copa Holdings SA, Class A	900	$118,008

Philippines: 0.26%
Alliance Global Group, Inc.*	523,600	283,617
Bloomberry Resorts Corp.*	215,900	44,979
Megaworld Corp.*	2,413,000	184,327
Metropolitan Bank & Trust	86,000	220,972
SM Investments Corp.	4,660	115,421

Total Philippines common stocks		849,316

Russia: 0.04%
Magnit OJSC GDR	2,107	120,520

Singapore: 0.11%
Avago Technologies Ltd.	10,100	377,538

South Africa: 0.11%
Aspen Pharmacare Holdings Ltd.*	5,991	137,620
Life Healthcare Group Holdings Ltd.	28,247	107,158
Shoprite Holdings Ltd.	6,947	130,365

Total South Africa common stocks		375,143

South Korea: 0.29%
Amorepacific Corp.	30	24,036
Hyundai Motor Co.	727	143,547
Kangwon Land, Inc.	4,370	120,916
Kia Motors Corp.	2,308	125,499
LG Chem Ltd.	412	91,271
Samsung Electronics Co., Ltd.	96	112,808
SK Hynix, Inc.*	8,290	226,477
SK Telecom Co., Ltd.	694	127,613

Total South Korea common stocks		972,167

Spain: 0.15%
Acciona SA1	9,120	481,371

Sweden: 0.20%
Lundin Petroleum AB*	32,687	648,271

Switzerland: 2.83%
Credit Suisse Group AG*	47,955	1,271,794
Glencore Xstrata PLC	248,375	1,028,090
Nestle SA	41,988	2,753,858
Novartis AG	43,562	3,094,606
SGS SA	547	1,175,018

Total Switzerland common stocks		9,323,366

Taiwan: 0.39%
Largan Precision Co., Ltd.	9,000	288,279
MediaTek, Inc.	5,000	58,139
President Chain Store Corp.	19,000	124,570
Siliconware Precision Industries Co.	51,000	64,152

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Shares	Value

Common stocks—(Continued)
Taiwan—(Concluded)
Taiwan Semiconductor
Manufacturing Co., Ltd. ADR	27,800	$509,296
Uni-President Enterprises Corp.	117,829	229,596

Total Taiwan common stocks		1,274,032

Thailand: 0.31%
Home Product Center PCL	143,383	53,165
Jasmine International PCL	1,479,800	374,542
Land and Houses PCL NVDR	359,300	130,907
LPN Development PCL	160,800	124,949
Minor International PCL	102,000	81,560
Pruksa Real Estate PCL	79,000	57,820
Supalai PCL	107,800	61,521
Thanachart Capital PCL	96,300	119,541
Tisco Financial Group PCL	9,520	12,585

Total Thailand common stocks		1,016,590

Turkey: 0.16%
Turk Hava Yollari	101,356	394,136
Turkiye Garanti Bankasi AS	27,325	119,291

Total Turkey common stocks		513,427

United Kingdom: 5.67%
Aviva PLC	211,454	1,092,191
Barclays PLC	285,949	1,211,018
BP PLC	378,126	2,618,192
HSBC Holdings PLC	279,266	2,896,792
Imperial Tobacco Group PLC	56,113	1,945,867
Liberty Global PLC, Series A*	3,650	270,392
Prudential PLC	89,517	1,463,622
Rio Tinto PLC	34,343	1,401,438
SABMiller PLC	38,457	1,843,934
Sage Group PLC	245,148	1,268,462
SSE PLC	46,667	1,080,998
Vodafone Group PLC	544,072	1,554,471

Total United Kingdom common stocks		18,647,377

United States: 21.10%
Acorda Therapeutics, Inc.*	10,700	352,993
Adobe Systems, Inc.*	22,800	1,038,768
Aegerion Pharmaceuticals, Inc.*	2,900	183,686
Allergan, Inc.	9,610	809,546
Alnylam Pharmaceuticals, Inc.*	5,600	173,656
Amazon.com, Inc.*	5,410	1,502,303
American Capital Agency Corp. REIT	14,700	337,953
AMETEK, Inc.	11,170	472,491
Apple, Inc.	6,610	2,618,089
Archer-Daniels-Midland Co.	10,200	345,882
Atmel Corp.*	54,600	401,310
Baker Hughes, Inc.	15,600	719,628
	Shares	Value

Baxter International, Inc.	11,400	$789,678
Biogen Idec, Inc.*	2,570	553,064
Bio-Rad Laboratories, Inc., Class A*	2,159	242,240
Bluebird Bio, Inc.*	2,800	69,916
Boeing Co.	9,500	973,180
Broadcom Corp., Class A	12,400	418,624
Cabot Oil & Gas Corp.	3,080	218,742
Cardinal Health, Inc.	15,420	727,824
Catamaran Corp.*	6,580	320,578
Citigroup, Inc.	26,790	1,285,116
Coach, Inc.	10,700	610,863
Colgate-Palmolive Co.	8,400	481,236
Comcast Corp., Class A	23,400	979,992
Commercial Metals Co.	20,700	305,739
Concho Resources, Inc.*	4,460	373,391
Crown Castle International Corp.*	7,170	519,036
Cummins, Inc.	3,550	385,033
Danaher Corp.	8,520	539,316
Digital Realty Trust, Inc. REIT[1]	3,900	237,900
Discover Financial Services	8,640	411,610
Dollar General Corp.*	13,700	690,891
Dow Chemical Co.	21,400	688,438
eBay, Inc.*	15,220	787,178
Edison International	7,200	346,752
Eli Lilly & Co.	7,000	343,840
EOG Resources, Inc.	4,860	639,965
Epizyme, Inc.*[1]	2,500	70,325
Estee Lauder Cos., Inc., Class A	8,490	558,387
Facebook, Inc., Class A*	21,620	537,473
Fidelity National Information Services, Inc.	13,700	586,908
First Cash Financial Services, Inc.*	2,200	108,262
FMC Technologies, Inc.*	4,790	266,707
Freeport-McMoRan Copper & Gold, Inc.	7,700	212,597
Freescale Semiconductor Ltd.*[1]	12,100	163,955
General Dynamics Corp.	13,700	1,073,121
Gilead Sciences, Inc.*	27,040	1,384,718
Google, Inc., Class A*	1,300	1,144,481
Halliburton Co.	23,900	997,108
Hertz Global Holdings, Inc.*	39,400	977,120
Hess Corp.	11,600	771,284
Hospira, Inc.*	18,800	720,228
IHS, Inc., Class A*	3,170	330,885
Illinois Tool Works, Inc.	17,500	1,210,475
Impax Laboratories, Inc.*	17,100	341,145
Informatica Corp.*	6,190	216,526
International Paper Co.	9,500	420,945
Interpublic Group of Cos., Inc.	29,700	432,135
Intuitive Surgical, Inc.*	640	324,211
Invesco Ltd.	10,400	330,720
JPMorgan Chase & Co.	22,500	1,187,775
Kellogg Co.	5,800	372,534
Kraft Foods Group, Inc.	14,133	789,611
Las Vegas Sands Corp.	9,460	500,718

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Shares	Value

Common stocks—(Concluded)
United States—(Concluded)
Lexicon Pharmaceuticals, Inc.*	70,000	$151,900
Ligand Pharmaceuticals, Inc., Class B*[1]	8,053	301,343
Lincoln National Corp.	17,700	645,519
Macy’s, Inc.	12,200	585,600
MasterCard, Inc., Class A	1,250	718,125
McDermott International, Inc.*	32,500	265,850
MetLife, Inc.	12,100	553,696
Michael Kors Holdings Ltd.*	9,490	588,570
Micron Technology, Inc.*	32,700	468,591
Mohawk Industries, Inc.*	3,040	341,970
Mondelez International, Inc., Class A	26,500	756,045
Monster Beverage Corp.*	6,530	396,828
Morgan Stanley	49,900	1,219,057
NetApp, Inc.*	18,030	681,173
NextEra Energy, Inc.	6,300	513,324
NII Holdings, Inc.*[1]	120,700	805,069
NIKE, Inc., Class B	9,860	627,885
Noble Corp.	17,400	653,892
Norfolk Southern Corp.	12,700	922,655
Parker Hannifin Corp.	8,700	829,980
PG&E Corp.	12,100	553,333
Philip Morris International, Inc.	11,900	1,030,778
Precision Castparts Corp.	3,140	709,671
Priceline.com, Inc.*	990	818,859
Progressive Corp.	10,840	275,553
QUALCOMM, Inc.	15,000	916,200
Quintiles Transnational Holdings, Inc.*	2,100	89,376
Ralph Lauren Corp.	7,000	1,216,180
Realogy Holdings Corp.*	5,090	244,524
Salesforce.com, Inc.*	15,610	595,990
Salix Pharmaceuticals Ltd.*	6,700	443,205
Schlumberger Ltd.	3,700	265,142
ServiceNow, Inc.*	7,130	287,981
ServiceSource International, Inc.*	68,200	635,624
Sherwin-Williams Co.	2,450	432,670
Sirius XM Radio, Inc.	67,000	224,450
Skyworks Solutions, Inc.*	16,500	361,185
Spirit Airlines, Inc.*	21,500	683,055
Starbucks Corp.	6,300	412,587
Symantec Corp.	30,300	680,841
Teradata Corp.*	8,970	450,563
Time Warner, Inc.	8,300	479,906
Union Pacific Corp.	3,120	481,354
United Technologies Corp.	6,470	601,322
UnitedHealth Group, Inc.	18,580	1,216,618
US Bancorp	23,500	849,525
Viacom, Inc., Class B	9,700	660,085
Visa, Inc., Class A	5,750	1,050,812
VMware, Inc., Class A*	8,650	579,463
Waste Management, Inc.	11,800	475,894
		Shares	Value

Wells Fargo & Co.		14,700	$606,669
Zoetis, Inc.		4,900	151,361
Total United States common stocks			69,434,649

Total common stocks
(cost $153,784,417)			170,935,247

		Face
		amount

Bonds: 8.42%
Mortgage & agency debt securities: 0.04%
United States: 0.04%
Federal Home Loan Mortgage Corp.
Gold Pools,[2] #G00194,
7.500%, due 02/01/24		$50,890	57,801
Federal National Mortgage
Association Pools,[2] #253824,
7.000%, due 03/01/31		55,316	64,033

Total mortgage & agency
debt securities
(cost $106,638)			121,834

US government obligations: 1.83%
US Treasury Bonds,
2.750%, due 11/15/42		370,000	319,009
5.375%, due 02/15/31		350,000	455,930
8.000%, due 11/15/21		685,000	993,090
US Treasury Notes,
0.125%, due 12/31/14		1,050,000	1,048,113
0.250%, due 11/30/14[1]		895,000	895,210
0.750%, due 12/31/17		1,010,000	988,143
1.625%, due 11/15/22		310,000	289,390
2.000%, due 02/15/23		200,000	192,484
2.500%, due 04/30/15		810,000	841,925

Total US government obligations
(cost $6,021,038)			6,023,294

Non-US government obligations: 6.55%
Australia: 0.66%
Government of Australia,
5.750%, due 05/15/21	AUD	2,060,000	2,161,539

Belgium: 0.33%
Kingdom of Belgium,
1.250%, due 06/22/18	EUR	855,000	1,098,999

Canada: 0.00%[3]
Government of Canada,
5.750%, due 06/01/29	CAD	100	132
8.000%, due 06/01/23		200	283

			415

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

		Face
		amount	Value

Bonds—(Concluded)
Non-US government obligations—(Concluded)
Finland: 0.65%
Government of Finland,
4.375%, due 07/04/19	EUR	1,395,000	$2,139,505

France: 0.83%
Government of France,
0.250%, due 07/25/18[4]		834,173	1,098,132
3.750%, due 04/25/21		740,000	1,093,352
4.500%, due 04/25/41		335,000	530,764

			2,722,248
Germany: 1.20%
Bundesrepublik Deutschland,
1.500%, due 04/15/16[4]		1,279,842	1,752,434
3.250%, due 07/04/21		1,175,000	1,753,196
4.000%, due 01/04/37		260,000	431,801

			3,937,431
Italy: 0.94%
Buoni Poliennali Del Tesoro,
2.100%, due 09/15/21[4]		906,881	1,093,703
3.000%, due 04/15/15		685,000	906,092
4.250%, due 02/01/19		825,000	1,106,764

			3,106,559
Netherlands: 0.34%
Kingdom of the Netherlands,
1.250%, due 01/15/18[5]		840,000	1,104,834

Sweden: 0.66%
Kingdom of Sweden,
5.000%, due 12/01/20	SEK	12,005,000	2,164,061

United Kingdom: 0.94%
UK Gilts,
3.750%, due 09/07/21	GBP	1,530,000	2,595,219
4.750%, due 12/07/38		275,000	512,511

			3,107,730

Total Non-US government obligations
(cost $21,989,093)			21,543,321

Total bonds
(cost $28,116,769)			27,688,449
		Shares

Investment companies: 13.06%
iShares JPMorgan USD Emerging
Markets Bond Fund[1]		54,500	5,969,385

	Shares	Value

UBS Emerging Markets Equity
Relationship Fund*[6]	593,790	$20,531,957
UBS High Yield Relationship Fund*[6]	524,030	16,474,970

Total investment companies
(cost $41,291,750)		42,976,312

	Number of
	warrants

Warrant: 0.03%
Russia: 0.03%
Sberbank of Russia,
strike @ USD $0.0001,
expires 10/14/15*
(cost $113,806)	39,204	111,564

	Shares

Short-term investment: 23.27%
Investment company: 23.27%
UBS Cash Management Prime
Relationship Fund[6]
(cost $76,563,140)	76,563,140	76,563,140

	Number of
	contracts

Options purchased*: 0.58%
Call options: 0.58%
FTSE 100 Index,
strike @ GBP 6,700.00,
expires December 2013	348	346,685
S&P 500 Index,
strike @ USD 1,600.00,
expires December 2013	212	1,558,200

Total options purchased
(cost $2,035,427)		1,904,885
	Shares

Investment of cash collateral
from securities loaned: 3.48%
UBS Private Money Market Fund LLC[6]
(cost $11,452,137)	11,452,137	11,452,137

Total investments: 100.79%
(cost $313,357,446)		331,631,734

Liabilities, in excess of cash and
other assets: (0.79)%		(2,592,230)

Net assets: 100.00%		$329,039,504

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$26,286,678
Gross unrealized depreciation	(8,012,390)

Net unrealized appreciation of investments	$18,274,288

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 84. Portfolio footnotes begin on page 17.

Forward foreign currency contracts

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

CIBC	JPY	161,700,000	USD	1,706,110	09/05/13	$75,262

CIBC	USD	1,656,230	JPY	164,300,000	09/05/13	841

CSI	NZD	15,720,000	USD	12,499,758	09/05/13	375,893

GSI	EUR	2,570,000	NOK	19,700,258	09/05/13	(110,722)

HSBC	AUD	7,480,000	USD	7,100,233	09/05/13	293,172

JPMCB	CAD	3,325,000	USD	3,266,298	09/05/13	109,847

JPMCB	CAD	1,320,000	USD	1,251,839	09/05/13	(1,249)

JPMCB	CHF	2,065,000	USD	2,211,105	09/05/13	23,582

JPMCB	GBP	3,835,000	USD	5,970,420	09/05/13	140,192

JPMCB	HKD	15,225,000	USD	1,961,291	09/05/13	(2,188)

JPMCB	IDR	21,426,100,000	USD	2,083,440	09/05/13	(57,841)

JPMCB	ILS	6,980,000	USD	1,927,485	09/09/13	11,631

JPMCB	INR	99,400,000	USD	1,679,168	09/05/13	25,906

JPMCB	JPY	323,300,000	USD	3,314,765	09/05/13	54,078

JPMCB	NOK	30,390,000	USD	5,243,013	09/05/13	251,875

JPMCB	THB	151,500,000	USD	4,876,557	09/05/13	8,897

JPMCB	TWD	101,300,000	USD	3,349,314	09/05/13	(32,821)

JPMCB	USD	222,565	CHF	205,000	09/05/13	(5,401)

JPMCB	USD	6,055,726	EUR	4,565,000	09/05/13	(111,959)

JPMCB	USD	3,959,326	MXN	51,240,000	09/05/13	(28,515)

JPMCB	USD	2,884,504	PHP	125,000,000	09/05/13	6,393

JPMCB	USD	5,020,210	PLN	16,130,000	09/05/13	(185,958)

JPMCB	USD	1,654,005	SGD	2,070,000	09/05/13	(20,684)

JPMCB	USD	3,306,858	THB	103,670,000	09/05/13	24,034

JPMCB	USD	3,394,203	TWD	101,300,000	09/05/13	(12,069)

RBS	USD	20,747,178	JPY	1,957,600,000	09/05/13	(1,003,528)

Net unrealized depreciation on forward foreign currency contracts						$(171,332)

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

Futures contracts

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:
US Ultra Bond Futures, 84 contracts (USD)	September 2013	$12,902,316	$12,374,250	$(528,066)

Index futures buy contracts:
Amsterdam Exchange Index, 37 contracts (EUR)	July 2013	3,388,436	3,321,186	(67,250)

DAX Index, 10 contracts (EUR)	September 2013	2,678,532	2,592,398	(86,134)

EURO STOXX 50 Index, 71 contracts (EUR)	September 2013	2,501,387	2,400,998	(100,389)

TOPIX Index, 59 contracts (JPY)	September 2013	6,528,395	6,728,070	199,675

Index futures sell contracts:
E-mini NASDAQ 100 Index, 139 contracts (USD)	September 2013	(8,164,248)	(8,065,475)	98,773

Mini MSCI Emerging Markets Index, 154 contracts (USD)	September 2013	(7,317,831)	(7,189,490)	128,341

Net unrealized depreciation on futures contracts				$(355,050)

Options written
			Premiums
		Expiration date	received	Value

Call options
NIKKEI 225 Index, 61 contracts, strike @ JPY 14,500.00		December 2013	$513,249	$(421,305)

Written options activity for the period ended June 30, 2013 was as follows:

			Number of	Premiums
			contracts	received

Options outstanding at December 31, 2012			—	$—

Options written			250	1,890,596

Options terminated in closing purchase transactions			(189)	(1,377,347)

Options expired prior to exercise			—	—

Options outstanding at June 30, 2013			61	$513,249

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$170,935,247	$—	$—	$170,935,247

Mortgage & agency debt securities	—	121,834	—	121,834

US government obligations	—	6,023,294	—	6,023,294

Non-US government obligations	—	21,543,321	—	21,543,321

Investment companies	5,969,385	37,006,927	—	42,976,312

Warrant	111,564	—	—	111,564

Short-term investment	—	76,563,140	—	76,563,140

Options purchased	1,904,885	—	—	1,904,885

Investment of cash collateral from securities loaned	—	11,452,137	—	11,452,137

Forward foreign currency contracts, net	—	(171,332)	—	(171,332)

Futures contracts, net	(355,050)	—	—	(355,050)

Options written	(421,305)	—	—	(421,305)

Total	$178,144,726	$152,539,321	$—	$330,684,047

At December 31, 2012, $70,198,947 of exchange traded foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund’s fair valuation procedures.

Portfolio footnotes

*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at June 30, 2013.
[2]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[3]	Amount represents less than 0.005%.
[4]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[5]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the value of this security amounted to $1,104,834 or 0.34% of net assets.

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

[6]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

					Change in net
					unrealized
				Net	appreciation/		Net income
		Purchases	Sales	realized gain	(depreciation)		earned from
		during the	during the	during the	during the		affiliate for the
		six months	six months	six months	six months		six months
	Value	ended	ended	ended	ended	Value	ended
Security description	12/31/12	06/30/13	06/30/13	06/30/13	06/30/13	06/30/13	06/30/13

UBS Cash Management
Prime Relationship Fund	$38,518,857	$59,227,110	$21,182,827	$—	$—	$76,563,140	$34,428

UBS Private Money
Market Fund LLC[a]	2,982,916	115,267,302	106,798,081	—	—	11,452,137	1,262

UBS Credit Bond
Relationship Fund	26,625,012	—	25,806,433	2,258,065	(3,076,644)	—	—

UBS Emerging Markets
Equity Relationship Fund	23,165,119	—	—	—	(2,633,162)	20,531,957	—

UBS Global (ex-U.S.) All Cap
Growth Relationship Fund	8,786,350	—	8,481,372	349,266	(654,244)	—	—

UBS Global Corporate Bond
Relationship Fund	20,001,038	—	19,282,625	1,616,365	(2,334,778)	—	—

UBS High Yield
Relationship Fund	16,323,474	—	—	—	151,496	16,474,970	—

UBS Small-Cap Equity
Relationship Fund	5,786,545	—	6,356,349	2,645,355	(2,075,551)	—	—

	$142,189,311	$174,494,412	$187,907,687	$6,869,051	$(10,622,883)	$125,022,204	$35,690

[a]	The advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

18	See accompanying notes to financial statements.

UBS Emerging Markets Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2013, UBS Emerging Markets Equity Relationship Fund (the “Fund”) declined 11.37% (declined 12.69% after the deduction of transaction charges), while the Fund’s benchmark, the MSCI Emerging Markets Index (net) (the “Index”), fell 9.57%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a negative return, as did the overall emerging equity market, and underperformed its benchmark during the reporting period, largely due to stock selection.

Portfolio performance summary1
What worked

•	Several individual stocks contributed to performance during the period.

	–	Shares of Naspers, a South Africa-based multinational media company with principal operations in electronic media, rose sharply, primarily driven by its 35% interest in the Chinese internet company Tencent. (For additional details, see “Portfolio Highlights.”)

	–	Telekomunikasi Indonesia is the dominant telecommunication operator in Indonesia, with significant scale and structural advantages that we believe will help the company maintain its dominant position. Its shares performed well during the reporting period, given continued strong operational results. In addition, competitive pressures within the telecommunication sector in Indonesia are easing, and a more benign competitive environment could underpin continued revenue growth and improving margins.

	–	Advanced Info Service is Thailand’s largest mobile phone operator. Its shares performed well due to continued strong operational results. The company also clarified its plans for a 3G network rollout, which was well received by investors. In addition, Advanced Info Service increased its expectations for future earnings per share growth.

	–	Bank Rakyat Indonesia is one of Indonesia’s most profitable large banks, based on return on investment (ROI). Bank Rakyat Indonesia is driven by its strong micro lending franchise, which remains unrivalled in rural areas. The stock benefited from improved sentiment regarding Indonesian banks in general, during the reporting period. Bank Rakyat Indonesia also gained momentum, due to loan growth in its micro market.

	–	Hengan is a market leader in Chinese personal care products. Its shares continued to benefit from growth in its tissue, personal care and baby diapers segments, driven by accelerating urbanization in China.

•	Certain country allocations contributed to results. Stock selection decisions led to overweights in Indonesia and Thailand and an underweight in Korea. The resulting allocation effect positively contributed to results during the reporting period.

What didn’t work

•	A number of individual stocks had a negative impact on performance.

	–	Samsung Engineering Co. is a leading Korean information technology company. Its shares fell sharply, and it was the largest detractor from the Fund’s performance during the reporting period. (For additional details, see “Portfolio Highlights.”)

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Emerging Markets Equity Relationship Fund

	–	Gerdau is a Brazilian steel manufacturer. Its shares performed poorly, as the company reported disappointing first quarter 2013 results. The poor first quarter results were driven by weak returns from its US business and sluggish trading conditions in Brazil. Its shares were further pressured by moderating Chinese economic data, which negatively impacted the global materials sector.

	–	Belle International Holdings is the largest woman’s shoe retailer in China. Discretionary spending remained weak in China during the reporting period. While its same store sales in April and May were subdued, we believe that the company’s same store sales could improve in the coming months as the government implements policies to drive domestic consumption.

	–	Shares of Cia Hering, a Brazilian textile and retail clothing company, were negatively impacted by the depreciation of the Brazilian real in June, as well as the recent interest rate hikes imposed by the Central Bank of Brazil. Furthermore, apparel retailers in Brazil have generally experienced a slowdown in sales since mid-May, worsened by the street protests that forced many stores to remain closed.

	–	Jindal Steel & Power is an Indian steel and power company. Its shares suffered due to a generally weak operating environment for metal companies, as the global steel cycle suffered from oversupply, dampening hopes of margin recovery, even for cost-advantaged players like Jindal Steel & Power. While power ought to be a bright spot for Jindal Steel & Power, regulatory barriers in India continue to impede progress on numerous outstanding projects at the company. In addition, continued policy log jam in India put its coal block allocations, which are crucial for Jindal Steel & Power’s massive capacity expansion plans, on hold. We sold out of our position in Jindal Steel & Power in March, as we saw earnings risk to the downside at the company.

•	Several country allocations detracted from results during the reporting period. Country weightings, which are the result of our bottom-up stock selection, detracted from the Fund’s results in several instances during the six months. In particular, underweights in Malaysia and Taiwan, coupled with an overweight in Peru, detracted from results during the reporting period.

Portfolio highlights

•	Naspers offers an attractive exposure to the media sector, mostly in the underdeveloped and growing African continent and BRIC countries (Brazil, Russia, India and China). A large portion of the company’s profits, which come from pay television, are being used to finance developments in its internet business. Internet-based services are expected to remain Nasper’s fastest growing operating segment. Naspers’ 35% stake in Chinese internet company Tencent has been rewarded, as Tencent has been generating strong results. Naspers seeks to replicate this success in other markets and build leading providers of internet-based services, primarily in Latin America and India.

•	Taiwan Semiconductor Manufacturing is a Taiwanese information technology company operating within the semiconductor subsector. Its shares rallied during the reporting period as the company exercised better pricing power by taking advantage of the shortage in its advanced technology products.

•	Shares of Samsung Engineering declined during the reporting period, as weakening global economic data led to fears that its customers will postpone future capital expenditures. While the company did finalize some large orders, analysts remained concerned regarding both order inflows and the margin profile of the new orders. However, we expect this Korean information technology company to continue delivering strong performance with solid profitability, given its cost leadership and strong market position.

UBS Emerging Markets Equity Relationship Fund

•	Vale is a leading Brazilian materials company. Its shares fell due to weak Chinese economic data as well as declining steel prices, which dragged down iron ore prices. Investor sentiment for the company was also negatively impacted, as the prospect of a more rapid resolution of a tax dispute was quelled, disappointing the market.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Emerging Markets Equity Relationship Fund

Average annual total returns for periods ended June 30, 2013 (unaudited)

	6 months	1 year	5 years	10 years

UBS Emerging Markets Equity Relationship Fund[1]	(11.37)%	(0.60)%	(0.50)%	13.98%

UBS Emerging Markets Equity Relationship Fund[2]	(12.69)%	(2.09)%	(0.80)%	13.88%

MSCI Emerging Markets Index (net)[3]	(9.57)%	2.87%	(0.43)%	13.66%

[1]	Return based on NAV—does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

[2]	Standardized total return—Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

[3]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Emerging Markets Equity Relationship Fund

Top ten equity holdings (unaudited)
As of June 30, 2013

Percentage of
net assets

Taiwan Semiconductor Manufacturing Co., Ltd.	5.8%
Samsung Electronics Co., Ltd.	5.6
Naspers Ltd., Class N	3.7
China Construction Bank Corp., H Shares	3.4
Lukoil OAO ADR	3.2
Itau Unibanco Holding SA ADR	2.9
Telekomunikasi Indonesia Persero Tbk PT	2.9
Sasol Ltd.	2.8
Housing Development Finance Corp.	2.7
Sberbank of Russia	2.7

Total	35.7%

Country exposure by issuer, top five
(unaudited)
As of June 30, 2013

Percentage of
net assets

China	13.4%
Brazil	12.5
Russia	12.4
South Korea	11.9
India	11.8

Total	62.0%

Industry diversification (unaudited)
As a percentage of net assets as of June 30, 2013

Common stocks
Automobiles	5.77%
Beverages	1.65
Chemicals	2.29
Commercial banks	21.70
Construction & engineering	0.90
Construction materials	1.84
Diversified financial services	1.28
Diversified telecommunication services	2.87
Food & staples retailing	2.49
Insurance	2.11
IT services	1.65
Media	3.67
Metals & mining	4.01
Oil, gas & consumable fuels	9.25
Personal products	2.92
Pharmaceuticals	1.44
Real estate management & development	1.69
Semiconductors & semiconductor equipment	12.83
Specialty retail	3.78
Thrifts & mortgage finance	2.72
Tobacco	2.27
Wireless telecommunication services	4.78

Total common stocks	93.91%

Preferred stocks	4.04
Short-term investment	0.38

Total investments	98.33%

Cash and other assets, less liabilities	1.67

Net assets	100.00%

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Shares	Value

Common stocks: 93.91%
Brazil: 9.36%
Banco Bradesco SA ADR	529,710	$6,891,527
Cia Hering	406,200	5,697,923
Gerdau SA ADR	994,500	5,678,595
Itau Unibanco Holding SA ADR	704,775	9,105,693
Natura Cosmeticos SA	71,100	1,519,918
Vale SA ADR	46,300	563,008

Total Brazil common stocks		29,456,664

China: 13.38%
Belle International Holdings Ltd.	4,515,000	6,205,465
China Construction Bank Corp.,
H Shares	14,900,300	10,546,947
China Resources Land Ltd.	1,947,900	5,324,292
CNOOC Ltd.	3,370,000	5,718,014
Hengan International Group Co., Ltd.	703,400	7,663,347
Ping An Insurance Group Co. of
China Ltd., H Shares	986,000	6,636,007

Total China common stocks		42,094,072

India: 11.78%
Bajaj Auto Ltd.	215,297	6,970,478
HDFC Bank Ltd.	730,565	8,230,766
Housing Development Finance Corp.	579,248	8,568,582
Infosys Ltd. ADR	125,800	5,181,702
Mahindra & Mahindra Ltd.	220,351	3,599,035
Sun Pharmaceutical Industries Ltd.	265,364	4,517,105

Total India common stocks		37,067,668

Indonesia: 9.89%
Astra International Tbk PT	10,750,760	7,582,400
Bank Mandiri Persero Tbk PT	8,340,988	7,563,616
Bank Rakyat Indonesia
Persero Tbk PT	8,926,000	6,969,924
Telekomunikasi Indonesia
Persero Tbk PT	7,957,000	9,019,270

Total Indonesia common stocks		31,135,210

Mexico: 2.76%
Fomento Economico Mexicano
SAB de CV ADR	50,200	5,180,138
Grupo Financiero Banorte
SAB de CV, Class O	592,900	3,510,512

Total Mexico common stocks		8,690,650

Peru: 0.99%
Southern Copper Corp.	113,282	3,128,849

Russia: 12.35%
Lukoil OAO ADR	174,637	10,067,823
	Shares	Value

Magnit OJSC GDR[1]	137,206	$7,848,183
Mobile Telesystems OJSC ADR	413,450	7,830,743
NovaTek OAO GDR[1]	38,610	4,613,895
Sberbank of Russia	2,982,583	8,514,857

Total Russia common stocks		38,875,501

South Africa: 8.76%
FirstRand Ltd.	1,378,917	4,035,596
Kumba Iron Ore Ltd.	69,806	3,252,654
Naspers Ltd., Class N	156,570	11,562,521
Sasol Ltd.	199,532	8,710,734

Total South Africa common stocks		27,561,505

South Korea: 11.03%
KT&G Corp.	110,218	7,160,961
LG Chem Ltd.	32,532	7,206,861
Samsung Electronics Co., Ltd.	14,924	17,536,893
Samsung Engineering Co., Ltd.	43,528	2,824,241

Total South Korea common stocks		34,728,956

Taiwan: 7.26%
MediaTek, Inc.	400,000	4,651,163
Taiwan Semiconductor
Manufacturing Co., Ltd.	4,914,000	18,199,393

Total Taiwan common stocks		22,850,556

Thailand: 6.35%
Advanced Info Service PCL	453,200	4,120,664
Kasikornbank PCL	521,700	3,296,895
Kasikornbank PCL NVDR	593,000	3,651,878
Siam Cement PCL NVDR	403,300	5,799,510
Total Access Communication PCL NVDR	836,800	3,102,757

Total Thailand common stocks		19,971,704

Total common stocks
(cost $305,539,470)		295,561,335

Preferred stocks: 4.04%
Brazil: 3.15%
Cia Energetica de Minas Gerais,
Preference shares	367,004	3,274,721
Vale SA, Preference shares	546,674	6,627,168

Total Brazil preferred stocks		9,901,889

South Korea: 0.89%
Samsung Electronics Co., Ltd.,
Preference shares	3,606	2,791,213

Total preferred stocks
(cost $16,936,416)		12,693,102

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Shares	Value

Short-term investment: 0.38%
Investment company: 0.38%
UBS Cash Management Prime
Relationship Fund[2]
(cost $1,208,222)	1,208,222	$1,208,222
Value

Total investments: 98.33%
(cost $323,684,108)	$309,462,659

Cash and other assets,
less liabilities: 1.67%	5,262,164

Net assets: 100.00%	$314,724,823

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:
Gross unrealized appreciation	$20,604,036
Gross unrealized depreciation	(34,825,485)

Net unrealized depreciation of investments	$(14,221,449)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 84. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$287,046,478	$8,514,857	$—	$295,561,335

Preferred stocks	12,693,102	—	—	12,693,102

Short-term investment	—	1,208,222	—	1,208,222

Total	$299,739,580	$9,723,079	$—	$309,462,659

At December 31, 2012, $270,228,608 of exchange traded foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund’s fair valuation procedures.

Portfolio footnotes
[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2013, the value of these securities amounted to $12,462,078 or 3.96% of net assets.
[2]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/12	06/30/13	06/30/13	06/30/13	06/30/13

UBS Cash Management Prime Relationship Fund	$552,300	$37,445,555	$36,789,633	$1,208,222	$1,909

See accompanying notes to financial statements.	25

UBS International Equity Relationship Fund

Portfolio performance
For the six months ended June 30, 2013, UBS International Equity Relationship Fund (the “Fund”) returned 3.80%, while the Fund’s benchmark, the MSCI World Free ex USA Index (net) (the “Index”), returned 3.01%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive absolute return during the reporting period and outperformed its benchmark, primarily due to stock selection decisions.

Portfolio performance summary1
What worked

•	Overall, stock selection was positive for performance during the reporting period.

	–	KDDI Corp. is the largest telecommunications company in Japan. KDDI’s shares rallied sharply and it was the Fund’s leading contributor to performance during the reporting period. (For additional details, see “Portfolio Highlights.”)

	–	Scandinavian insurance company Sampo Oyj performed well on the back of improvements in its core business. Sampo owns more than 20% of Nordea, the largest bank in the Nordic region. We believe that the value of Nordea was not recognized by investors. However, sentiment improved as Nordea reported record-high total operating income for first quarter 2013.

	–	Toyota Motor Corp., a leading Japanese car manufacturer, contributed to Fund performance during the reporting period. Its shares performed strongly on the back of Japanese yen weakness and strong industry group performance. In addition, macro factors, with respect to monetary policy in Japan, were a key driver behind the stock’s strong performance.

	–	Ryanair Holdings is a low-cost airline headquartered in Ireland. Its shares performed well, partly due to falling fuel prices which helped to improve its margins.

•	Sector allocation decisions positively contributed to relative performance in a number of areas. The Fund’s sector allocations are a byproduct of our bottom-up stock selection process. Overweights in telecommunication services and consumer staples and an underweight in energy, were beneficial for results during the reporting period.

What didn’t work

•	Several individual stocks had a negative impact on performance.

	–	Both Rio Tinto and Teck Resources performed poorly during the reporting period and were the two largest detractors from the Fund’s performance. Rio Tinto is a British-Australian multinational metals and mining company with headquarters in London and a management office in Melbourne. Teck Resources is Canada’s largest diversified mining company. Both firms were negatively impacted by a general decline in prices for natural resources amid signs that economic growth in China was moderating.

	–	Orica, a multinational mining services company headquartered in Australia, performed poorly during the reporting period and detracted from the Fund’s performance. (For additional details, see “Portfolio Highlights.”)

[1] For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS International Equity Relationship Fund

	–	The large pharmaceutical company, Roche Holdings, weighed on the Fund’s relative performance, since we did not hold it in the portfolio and it is a large weight in the benchmark. While recent earnings estimates for the company were largely flat, Roche’s share price moved higher during the reporting period amid general strength by pharmaceutical stocks.

•	Sector allocation, overall, detracted from results. Underweights in consumer discretionary and healthcare, along with an overweight in materials were negative for the Fund’s relative performance during the reporting period, as the consumer discretionary and healthcare sectors outperformed the benchmark return while the materials sector underperformed the benchmark return.

Portfolio highlights

•	Japanese telecommunication company KDDI Corp. saw its shares move significantly higher during the reporting period. Investor sentiment for the company improved, as the Bank of Japan took aggressive actions to revive its economy and put an end to deflation. In addition, there were initial signs that Japan’s economy was gaining some traction, as first quarter 2013 GDP growth in the country was the best among developed nations.

•	Orix Corp., is a Japan-based provider of diversified financial services, including banking, leasing, securities brokerage, venture capital and consumer finance. The company’s shares rallied after Japan’s central bank announced its biggest round of quantitative easing.

•	Orica is a multinational corporation headquartered in Australia that provides commercial blasting systems, mining and tunneling support systems and various chemical products. The company operates in more than 50 countries worldwide and serves customers in more than 100 countries. Its shares performed poorly given weakness in Chinese growth and declining mining capital expansion activity.

•	Imperial Tobacco is a well-managed, global tobacco products manufacturer. It has leading positions in key tobacco profit pools, such as the UK, Germany, Spain and Russia. While it primarily competes in the value and mid-price ranges, it has been growing Davidoff as a global premium brand. After a strong start to the reporting period, the company underperformed due to weakening demand in emerging market countries.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS International Equity Relationship Fund

Average annual total returns for periods ended June 30, 2013 (unaudited)

	6 months	1 year	5 years	10 years

UBS International Equity Relationship Fund	3.80%	19.11%	1.69%	7.21%

MSCI World Free ex USA Index (net)[1]	3.01%	17.07%	(0.84)%	7.86%

[1]	The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS International Equity Relationship Fund

Top ten equity holdings (unaudited)[1]
As of June 30, 2013

Percentage of
net assets

Novartis AG	3.5%
Toyota Motor Corp.	3.3
HSBC Holdings PLC	3.3
Nestle SA	3.1
BP PLC	2.9
Imperial Tobacco Group PLC	2.2
Telenor ASA	2.1
SABMiller PLC	2.1
Royal Bank of Canada	2.1
Sampo Oyj, Class A	2.0

Total	26.6%

Country exposure by issuer, top five
(unaudited)[1]
As of June 30, 2013

Percentage of
net assets

Japan	24.0%
United Kingdom	20.6
Germany	10.8
Switzerland	10.5
Canada	6.1

Total	72.0%

Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2013

Common stocks
Airlines	2.43%
Auto components	1.67
Automobiles	3.30
Beverages	3.45
Building products	1.04
Capital markets	2.79
Chemicals	4.41
Commercial banks	10.26
Construction & engineering	0.01
Construction materials	1.43
Diversified financial services	1.93
Diversified telecommunication services	2.12
Electric utilities	1.75
Electrical equipment	1.30
Food & staples retailing	1.74
Food products	3.09
Gas utilities	0.81
Health care providers & services	0.77
Industrial conglomerates	1.60
Insurance	8.63
Leisure equipment & products	1.06
Machinery	3.82
Media	1.11
Metals & mining	3.95
Multi-utilities	1.03
Oil, gas & consumable fuels	7.89
Personal products	2.05
Pharmaceuticals	7.83
Professional services	1.31
Real estate investment trust (REIT)	1.12
Semiconductors & semiconductor equipment	1.32
Software	2.96
Tobacco	2.18
Trading companies & distributors	2.85
Wireless telecommunication services	3.74

Total common stocks	98.75%

Short-term investment	0.15

Total investments	98.90%

Cash and other assets, less liabilities	1.10

Net assets	100.00%

[1]	Figures represent the direct investments of UBS International Equity Relationship Fund (excluding derivatives exposure). Figures might be different if a breakdown of derivatives exposure was included.

UBS International Equity Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Shares	Value

Common stocks: 98.75%
Australia: 3.65%
Australia & New Zealand
Banking Group Ltd.	31,105	$813,018
Orica Ltd.	25,980	490,644
Westfield Group REIT	55,182	577,339

Total Australia common stocks		1,881,001

Canada: 6.10%
Canadian Oil Sands Ltd.	28,900	535,022
Lightstream Resources Ltd.	38,236	285,398
Petrobank Energy & Resources Ltd.*	34,600	15,792
Petrominerales Ltd.	24,050	137,206
Royal Bank of Canada	18,200	1,060,470
Suncor Energy, Inc.	26,500	781,116
Teck Resources Ltd., Class B	15,400	329,027

Total Canada common stocks		3,144,031

China: 3.54%
AIA Group Ltd.	236,445	1,001,440
Jardine Matheson Holdings Ltd.	13,600	822,800

Total China common stocks		1,824,240

Denmark: 0.01%
FLSmidth & Co. A/S	151	6,875

Finland: 2.02%
Sampo Oyj, Class A	26,662	1,039,055

France: 3.03%
Carrefour SA	32,541	895,003
Schneider Electric SA	9,224	669,118

Total France common stocks		1,564,121

Germany: 10.83%
Bayer AG	8,976	957,238
Beiersdorf AG	4,422	385,645
Deutsche Bank AG	16,840	704,831
E.ON SE	32,264	529,575
Fresenius Medical Care AG & Co. KGaA	5,624	399,186
HeidelbergCement AG	10,976	738,205
Infineon Technologies AG	81,544	682,491
MAN SE	3,611	394,352
SAP AG	10,828	792,943

Total Germany common stocks		5,584,466

Ireland: 2.71%
Ryanair Holdings PLC ADR	13,500	695,655
Shire PLC	22,132	701,846

Total Ireland common stocks		1,397,501

Israel: 1.13%
Teva Pharmaceutical Industries Ltd. ADR	14,800	580,160
	Shares	Value

Italy: 1.61%
Fiat Industrial SpA	74,485	$830,406

Japan: 23.99%
Asahi Glass Co., Ltd.	82,000	534,100
Bridgestone Corp.	25,200	858,802
ITOCHU Corp.	90,000	1,039,020
Japan Airlines Co., Ltd.	10,800	555,354
KDDI Corp.	19,700	1,024,924
Mitsubishi Corp.	24,900	426,549
Mitsubishi UFJ Financial Group, Inc.	167,400	1,032,958
ORIX Corp.	72,700	993,230
Sankyo Co., Ltd.	11,600	547,953
Shin-Etsu Chemical Co., Ltd.	13,300	882,375
Shiseido Co., Ltd.	45,100	671,634
THK Co., Ltd.	35,300	742,090
Tokio Marine Holdings, Inc.	29,500	935,446
Tokyo Gas Co., Ltd.	76,000	419,923
Toyota Motor Corp.	28,200	1,703,146

Total Japan common stocks		12,367,504

Luxembourg: 0.56%
ArcelorMittal	26,022	290,415

Netherlands: 4.23%
Heineken NV	11,126	708,901
Koninklijke DSM NV	13,841	901,888
Wolters Kluwer NV	26,995	571,169

Total Netherlands common stocks		2,181,958

Norway: 2.92%
Statoil ASA	20,083	414,267
Telenor ASA	55,076	1,091,664

Total Norway common stocks		1,505,931

Spain: 0.54%
Acciona SA	5,259	277,580

Sweden: 0.75%
Lundin Petroleum AB*	19,432	385,389

Switzerland: 10.50%
Credit Suisse Group AG*	27,690	734,354
Glencore Xstrata PLC	147,299	609,710
Nestle SA	24,293	1,593,300
Novartis AG	25,305	1,797,645
SGS SA	315	676,655

Total Switzerland common stocks		5,411,664

United Kingdom: 20.63%
Aviva PLC	123,242	636,563
Barclays PLC	164,942	698,544
BP PLC	218,722	1,514,458
HSBC Holdings PLC	162,452	1,685,095

UBS International Equity Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Shares	Value

Common stocks—(Concluded)
United Kingdom—(Concluded)
Imperial Tobacco Group PLC	32,429	$1,124,562
Prudential PLC	51,150	836,313
Rio Tinto PLC	19,828	809,123
SABMiller PLC	22,337	1,071,013
Sage Group PLC	141,451	731,906
SSE PLC	26,899	623,090
Vodafone Group PLC	316,245	903,545

Total United Kingdom common stocks		10,634,212

Total common stocks
(cost $46,403,143)		50,906,509
	Shares	Value

Short-term investment: 0.15%
Investment company: 0.15%
UBS Cash Management
Prime Relationship Fund[1]
(cost $76,946)	76,946	$76,946

Total investments: 98.90%
(cost $46,480,089)		50,983,455

Cash and other assets,
less liabilities: 1.10%		565,041

Net assets: 100.00%		$51,548,496

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$8,240,440
Gross unrealized depreciation	(3,737,074)

Net unrealized appreciation of investments	$4,503,366

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 84. Portfolio footnotes begin on page 32.

Forward foreign currency contracts

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

GSI	EUR	295,000	NOK	2,261,314	09/05/13	$(12,709)

JPMCB	CHF	655,000	USD	711,121	09/05/13	17,258

JPMCB	GBP	1,315,000	USD	2,057,228	09/05/13	58,075

JPMCB	HKD	3,290,000	USD	423,819	09/05/13	(473)

JPMCB	ILS	855,000	USD	236,103	09/09/13	1,425

JPMCB	JPY	168,100,000	USD	1,782,662	09/05/13	87,266

JPMCB	JPY	38,100,000	USD	383,612	09/05/13	(651)

JPMCB	NOK	9,140,000	USD	1,576,872	09/05/13	75,753

JPMCB	USD	449,872	AUD	475,000	09/05/13	(17,605)

JPMCB	USD	337,926	DKK	1,890,000	09/05/13	(7,850)

JPMCB	USD	1,020,321	EUR	765,000	09/05/13	(24,268)

JPMCB	USD	1,064,988	SEK	6,960,000	09/05/13	(28,702)

JPMCB	USD	866,954	SGD	1,085,000	09/05/13	(10,842)

Net unrealized appreciation on forward foreign currency contracts						$136,677

UBS International Equity Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$50,906,509	$—	$—	$50,906,509

Short-term investment	—	76,946	—	76,946

Forward foreign currency contracts, net	—	136,677	—	136,677

Total	$50,906,509	$213,623	$—	$51,120,132

At December 31, 2012, $45,924,959 of exchange traded foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund’s fair valuation procedures.

Portfolio footnotes
*	Non-income producing security.
[1]	The table below details the Fund’s investments in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/12	06/30/13	06/30/13	06/30/13	06/30/13

UBS Cash Management Prime Relationship Fund	$40,691	$2,303,798	$2,267,543	$76,946	$267

32	See accompanying notes to financial statements.

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance
 For the six months ended June 30, 2013, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 17.42%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 13.91%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1
What worked

•	Several of the Fund’s stock positions positively contributed to relative performance.

	–	Hertz Global Holdings made the largest contribution to relative performance during the six months. The market continues to positively react to Hertz’s recent acquisition of Dollar Thrifty Automotive Group. Shares surged in March and April of 2013, after the company forecasted increased revenue, declining per-unit fleet costs, increased free cash flow and higher margins. During the reporting period, Hertz and China Auto Rental (CAR) announced that Hertz will acquire a 20% stake in CAR, China’s domestic market leader in short- and long-term car rentals.

	–	Micron Technology was the second largest contributor to Fund returns. Micron is a leading manufacturer of semiconductor memories. The company’s shares rose after it posted solid financial results. Micron is completing its acquisition of Elpida at the same time the industry has seen significant consolidation, resulting in increased pricing power. (For details, see “Portfolio highlights.”)

	–	Shares of Spirit Airlines traded higher during the reporting period. Spirit recently announced the purchase of 20 A321 aircraft, as well as the conversion of 10 of its existing A320 aircraft orders to A321 aircraft. The airline plans to extend several of its current A319 operating leases, which we believe will further bolster the company’s future growth capacity. (For details, see “Portfolio highlights.”)

	–	Ligand Pharmaceuticals positively contributed to Fund returns. The stock was up more than 25% in June 2013. The company announced positive preclinical data for its Glucagon program, which demonstrated the ability to significantly lower glucose in an animal model of type 1 diabetes. In early 2013, Spectrum Pharmaceuticals licensed a potential multiple myeloma treatment from Ligand and agreed to significant milestone payments and royalties if the drug is approved. This news contributed to the advance in the company’s share price.

	–	Shares of ServiceSource International were positive for relative performance during the six months. The company has a unique business model that manages recurring revenue for technology companies. The company posted better-than-expected earnings in the first quarter of 2013 and increased its outlook for capital expenditures and free cash flow for the year. The share price of ServiceSource is also benefiting from heavy insider buying. (For details, see “Portfolio highlights.”)

What didn’t work

•	Several of the Fund’s stock positions detracted from relative performance during the six-month period.

	–	Apple was the largest detractor during the reporting period. The company continues to face pressures regarding the distribution of the iPhone5, cannibalization of the iPad by the iPad Mini, and its declining share of the mobile device market. Despite competition from Samsung, we continue to believe in Apple’s ability to offer innovative products. We view the sell-off as overdone, and have taken advantage of the weaker price to add to the Fund’s position.

[1] For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS U.S. Equity Alpha Relationship Fund

	–	American Capital Agency detracted from relative performance during the six months. The real estate investment trust reported a comprehensive loss per common share of $1.57 for the first quarter of 2013. Although this earnings report was a significant factor in the stock’s decline, the entire sector suffered during the reporting period. Residential mortgage-backed securities issued and guaranteed by any of the federal agencies in the US are being held back by worries about the end of the Federal Reserve’s asset buying program, known as quantitative easing or QE. As interest rates rose during the second quarter of 2013, shares of American Capital sold off further. (For details, see “Portfolio highlights.”)

•	A short position to Charles Schwab Corp. detracted from the Fund’s performance. We believe that Schwab is less attractively valued than some of the other financial names that are held in the Fund. However, the stock traded higher during the recent rise in interest rates, as did the rest of the sector. Higher equity trading volumes have also positively impacted Schwab’s stock price.

Portfolio highlights

•	Micron Technology is fueling a major consolidation in the highly profitable mobile DRAM memory market with its acquisition of Elpida. The deal’s favorable terms and expectations that the company would benefit from increased demand for smart phones and tablets helped drive Micron’s stock higher, as the semiconductor industry is well-positioned, and companies have little need to out-price competitors in order to gain market share. The declining yen also contributed to Micron’s strong results.

•	Spirit Airlines continues to profit from industry consolidation, which helped its stock price rise during the period. Spirit has demonstrated the ability to take market share from larger carriers by selling less expensive seats on the same routes. We believe the market is underestimating the cost per available seat mile and the financial strength advantages of Spirit compared to the legacy carriers. With its business model of selling discounted fares online, then charging for extras on board, we believe that Spirit has the potential to grow ancillary revenues at a higher rate than its competitors.

•	ServiceSource International is engaged in service revenue management, providing solutions that drive renewals of maintenance, support and subscription agreements for technology companies. Its business is built on its pay-for-performance model, in which customers pay the company based on renewal sales that it generates on their behalf. The company has significantly invested in new sales force members. We believe that ServiceSource International will accelerate revenue growth by further penetrating current customers, adding new customers and through sales of its new Renew OnDemand product.

•	American Capital Agency, a real estate investment trust, invests in residential mortgage pass-through securities and collateralized mortgage obligations on a leveraged basis. These investments consist of securities for which the principal and interest payments are guaranteed by US government-sponsored entities such as Fannie Mae, Freddie Mac and Ginnie Mae. We believe that the company can continue to deploy capital at attractive levels and provide a strong dividend yield, which is currently about 17%. Additionally, with the stock trading at only a modest premium to book value, we believe there is limited downside in the name and an opportunity for capital appreciation. As American Capital demonstrates repayment speeds well below industry averages, modest leverage, and attractive interest rate spreads, we believe that the company will be able to invest at returns well above its cost of capital for the foreseeable future.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended June 30, 2013 (unaudited)

	6 months	1 year	5 years	Inception[1]

UBS U.S. Equity Alpha Relationship Fund	17.42%	27.22%	6.13%	5.25%
Russell 1000 Index[2]	13.91%	21.24%	7.12%	6.01%

[1]	Inception date of UBS U.S. Equity Alpha Relationship Fund is September 20, 2005.
[2]	The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Equity Alpha Relationship Fund

Top ten equity holdings (unaudited)[1,2]
As of June 30, 2013

Percentage of
net assets

Amazon.com, Inc.	4.2%
Apple, Inc.	3.4
Viacom, Inc., Class B	3.4
JPMorgan Chase & Co.	3.4
Norfolk Southern Corp.	3.4
Hertz Global Holdings, Inc.	3.4
General Dynamics Corp.	3.3
Citigroup, Inc.	3.1
NextEra Energy, Inc.	2.9
Morgan Stanley	2.9

Total	33.4%

[1]	Only long positions are considered for top ten holdings.
[2]	Figures represent the direct investments of UBS U.S. Equity Alpha Relationship Fund. Figures might be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Alpha Relationship Fund

Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2013

Common stocks
Aerospace & defense	5.12%
Airlines	1.83
Biotechnology	4.97
Capital markets	4.01
Chemicals	2.05
Commercial banks	4.44
Commercial services & supplies	1.92
Computers & peripherals	5.34
Diversified financial services	6.47
Electric utilities	5.19
Energy equipment & services	5.73
Food products	4.93
Health care equipment & supplies	2.58
Health care providers & services	3.44
Hotels, restaurants & leisure	2.45
Insurance	3.97
Internet & catalog retail	4.15
IT services	1.94
Life sciences tools & services	1.08
Machinery	1.96
Media	8.76
Metals & mining	1.60
Multiline retail	1.54
Multi-utilities	2.34
Oil, gas & consumable fuels	2.20
Pharmaceuticals	10.63
Real estate investment trust (REIT)	2.53
Road & rail	6.75
Semiconductors & semiconductor equipment	8.48
Software	5.55
Textiles, apparel & luxury goods	1.47
Tobacco	2.81
Wireless telecommunication services	1.58

Total common stocks	129.81%

Investment company
SPDR S&P 500 ETF Trust	1.35
Short-term investment	1.00

Total investments before
investments sold short	132.16%
Investments sold short
Common stocks
Biotechnology	(1.66)%
Capital markets	(1.76)
Chemicals	(0.89)
Commercial banks	(1.63)
Commercial services & supplies	(1.18)
Computers & peripherals	(1.52)
Consumer finance	(0.33)
Diversified financial services	(0.40)
Electric utilities	(0.82)
Gas utilities	(0.44)
Health care equipment & supplies	(3.01)
Health care providers & services	(0.99)
Hotels, restaurants & leisure	(3.09)
Insurance	(0.92)
IT services	(0.35)
Life sciences tools & services	(0.91)
Machinery	(0.88)
Media	(2.65)
Multi-utilities	(1.69)
Office electronics	(0.56)
Pharmaceuticals	(1.40)
Real estate investment trust (REIT)	(0.47)
Road & rail	(0.83)
Semiconductors & semiconductor equipment	(1.99)
Software	(0.90)
Specialty retail	(0.24)
Textiles, apparel & luxury goods	(0.26)
Trading companies & distributors	(0.36)
Water utilities	(0.65)
Wireless telecommunication services	(0.35)

Total investments sold short	(33.13)%

Total investments, net of investments sold short	99.03
Cash and other assets, less liabilities	0.97

Net assets	100.00%

[1]	Figures represent the direct investments of UBS U.S. Equity Alpha Relationship Fund. Figures might be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Shares	Value

Common stocks: 129.81%
Aerospace & defense: 5.12%
Boeing Co.[1]	24,900	$2,550,756
General Dynamics Corp.[1]	58,900	4,613,637

		7,164,393

Airlines: 1.83%
Spirit Airlines, Inc.*[1]	80,400	2,554,308

Biotechnology: 4.97%
Acorda Therapeutics, Inc.*[1]	44,400	1,464,756
Alnylam Pharmaceuticals, Inc.*[1]	19,200	595,392
Bluebird Bio, Inc.*	8,500	212,245
Epizyme, Inc.*[1]	7,400	208,162
Gilead Sciences, Inc.*[1]	37,500	1,920,375
Lexicon Pharmaceuticals, Inc.*[1]	281,100	609,987
Ligand Pharmaceuticals, Inc., Class B*[1]	51,900	1,942,098

		6,953,015

Capital markets: 4.01%
Invesco Ltd.[1]	50,500	1,605,900
Morgan Stanley[1]	163,500	3,994,305

		5,600,205

Chemicals: 2.05%
Dow Chemical Co.[1]	89,100	2,866,347

Commercial banks: 4.44%
US Bancorp[1]	69,200	2,501,580
Wells Fargo & Co.[1]	89,900	3,710,173

		6,211,753

Commercial services & supplies: 1.92%
Waste Management, Inc.[1]	66,400	2,677,912

Computers & peripherals: 5.34%
Apple, Inc.[1]	12,100	4,792,568
NetApp, Inc.*[1]	70,800	2,674,824

		7,467,392

Diversified financial services: 6.47%
Citigroup, Inc.[1]	88,950	4,266,931
JPMorgan Chase & Co.[1]	90,500	4,777,495

		9,044,426

Electric utilities: 5.19%
Edison International[1]	65,300	3,144,848
NextEra Energy, Inc.[1]	50,500	4,114,740

		7,259,588

Energy equipment & services: 5.73%
Baker Hughes, Inc.[1]	53,900	2,486,407
Halliburton Co.[1]	42,600	1,777,272
	Shares	Value

McDermott International, Inc.*[1]	72,000	$588,960
Noble Corp.[1]	84,000	3,156,720

		8,009,359

Food products: 4.93%
Archer-Daniels-Midland Co.[1]	48,400	1,641,244
Kraft Foods Group, Inc.[1]	27,800	1,553,186
Mondelez International, Inc., Class A1	129,500	3,694,635

		6,889,065

Health care equipment & supplies: 2.58%
Baxter International, Inc.[1]	52,100	3,608,967

Health care providers & services: 3.44%
Cardinal Health, Inc.[1]	41,700	1,968,240
UnitedHealth Group, Inc.[1]	43,400	2,841,832

		4,810,072

Hotels, restaurants & leisure: 2.45%
Starbucks Corp.[1]	52,200	3,418,578

Insurance: 3.97%
Lincoln National Corp.[1]	61,200	2,231,964
MetLife, Inc.[1]	72,600	3,322,176

		5,554,140

Internet & catalog retail: 4.15%
Amazon.com, Inc.*[1]	20,900	5,803,721

IT services: 1.94%
ServiceSource International, Inc.*[1]	291,200	2,713,984

Life sciences tools & services: 1.08%
Bio-Rad Laboratories, Inc., Class A*[1]	13,500	1,514,700

Machinery: 1.96%
Illinois Tool Works, Inc.[1]	39,700	2,746,049

Media: 8.76%
Comcast Corp., Class A1	94,300	3,949,284
Time Warner, Inc.[1]	60,800	3,515,456
Viacom, Inc., Class B1	70,300	4,783,915

		12,248,655

Metals & mining: 1.60%
Commercial Metals Co.[1]	51,600	762,132
Freeport-McMoRan Copper & Gold, Inc.[1]	53,500	1,477,135

		2,239,267

Multiline retail: 1.54%
Macy’s, Inc.[1]	44,900	2,155,200

Multi-utilities: 2.34%
PG&E Corp.[1]	71,500	3,269,695

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Shares	Value

Common stocks—(Concluded)
Oil, gas & consumable fuels: 2.20%
EOG Resources, Inc.[1]	13,900	$1,830,352
Hess Corp.[1]	18,800	1,250,012

		3,080,364

Pharmaceuticals: 10.63%
Allergan, Inc.[1]	15,200	1,280,448
Hospira, Inc.*[1]	60,500	2,317,755
Impax Laboratories, Inc.*[1]	101,200	2,018,940
Johnson & Johnson[1]	31,900	2,738,934
Merck & Co., Inc.[1]	65,200	3,028,540
Salix Pharmaceuticals Ltd.*[1]	36,600	2,421,090
Teva Pharmaceutical Industries Ltd. ADR	27,100	1,062,320

		14,868,027

Real estate investment trust (REIT): 2.53%
American Campus Communities, Inc.[1]	20,500	833,530
American Capital Agency Corp.[1]	55,800	1,282,842
Digital Realty Trust, Inc.[1]	23,400	1,427,400

		3,543,772

Road & rail: 6.75%
Hertz Global Holdings, Inc.*[1]	189,800	4,707,040
Norfolk Southern Corp.[1]	65,200	4,736,781

		9,443,821

Semiconductors & semiconductor equipment: 8.48%
Atmel Corp.*[1]	211,400	1,553,790
Avago Technologies Ltd.[1]	34,500	1,289,610
Broadcom Corp., Class A1	59,700	2,015,472
Freescale Semiconductor Ltd.*[1]	34,600	468,830
Micron Technology, Inc.*[1]	181,600	2,602,328
NXP Semiconductor NV*[1]	49,400	1,530,412
Skyworks Solutions, Inc.*[1]	109,300	2,392,577

		11,853,019

Software: 5.55%
Adobe Systems, Inc.*[1]	76,600	3,489,896
Check Point Software Technologies Ltd.*[1]	43,600	2,166,048
Symantec Corp.[1]	93,900	2,109,933

		7,765,877

Textiles, apparel & luxury goods: 1.47%
Ralph Lauren Corp.[1]	11,800	2,050,132

Tobacco: 2.81%
Philip Morris International, Inc.[1]	45,300	3,923,886

Wireless telecommunication services: 1.58%
NII Holdings, Inc.*[1]	331,300	2,209,771

Total common stocks
(cost $145,002,433)		181,519,460
	Shares	Value

Investment company: 1.35%
SPDR S&P 500 ETF Trust
(cost $1,585,926)	11,800	$1,888,118

Short-term investment: 1.00%
Investment company: 1.00%
UBS Cash Management Prime
Relationship Fund[2]
(cost $1,395,560)	1,395,560	1,395,560

Total investments before
investments sold short: 132.16%
(cost $147,983,919)		184,803,138

Investments sold short: (33.13)%
Common stocks: (33.13)%
Biotechnology: (1.66)%
Alexion Pharmaceuticals, Inc.	(4,700)	(433,528)
Celgene Corp.	(5,300)	(619,623)
Cepheid, Inc.	(13,900)	(478,438)
Onyx Pharmaceuticals, Inc.	(4,400)	(382,008)
United Therapeutics Corp.	(6,300)	(414,666)

		(2,328,263)

Capital markets: (1.76)%
Charles Schwab Corp.	(74,100)	(1,573,143)
Northern Trust Corp.	(8,300)	(480,570)
T. Rowe Price Group, Inc.	(5,500)	(402,325)

		(2,456,038)

Chemicals: (0.89)%
Ecolab, Inc.	(5,000)	(425,950)
LyondellBasell Industries NV, Class A	(7,100)	(470,446)
Sigma-Aldrich Corp.	(4,400)	(353,584)

		(1,249,980)

Commercial banks: (1.63)%
Associated Banc-Corp.	(28,300)	(440,065)
Signature Bank	(5,100)	(423,402)
SVB Financial Group	(5,800)	(483,256)
TCF Financial Corp.	(28,600)	(405,548)
Zions Bancorporation	(18,100)	(522,728)

		(2,274,999)

Commercial services & supplies: (1.18)%
Healthcare Services Group, Inc.	(24,200)	(593,384)
Pitney Bowes, Inc.	(47,450)	(696,566)
Stericycle, Inc.	(3,200)	(353,376)

		(1,643,326)

Computers & peripherals: (1.52)%
Diebold, Inc.	(20,100)	(677,169)
Hewlett-Packard Co.	(39,400)	(977,120)

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Shares	Value

Investments sold short—(Continued)
Common stocks—(Continued)
Computers & peripherals—(Concluded)
Lexmark International, Inc., Class A	(15,600)	$(476,892)

		(2,131,181)

Consumer finance: (0.33)%
American Express Co.	(6,100)	(456,036)

Diversified financial services: (0.40)%
Bank of America Corp.	(43,600)	(560,696)

Electric utilities: (0.82)%
Hawaiian Electric Industries, Inc.	(22,100)	(559,351)
Pepco Holdings, Inc.	(29,100)	(586,656)

		(1,146,007)

Gas utilities: (0.44)%
Questar Corp.	(25,800)	(615,330)

Health care equipment & supplies: (3.01)%
Abaxis, Inc.	(7,800)	(370,578)
Align Technology, Inc.	(15,000)	(555,600)
DexCom, Inc.	(24,800)	(556,760)
IDEXX Laboratories, Inc.	(5,100)	(457,878)
Meridian Bioscience, Inc.	(18,000)	(387,000)
PhotoMedex, Inc.	(35,000)	(557,900)
STERIS Corp.	(10,100)	(433,088)
Wright Medical Group, Inc.	(16,500)	(432,465)
Zimmer Holdings, Inc.	(6,100)	(457,134)

		(4,208,403)

Health care providers & services: (0.99)%
Henry Schein, Inc.	(4,000)	(383,000)
Humana, Inc.	(6,900)	(582,222)
Owens & Minor, Inc.	(12,200)	(412,726)

		(1,377,948)

Hotels, restaurants & leisure: (3.09)%
Choice Hotels International, Inc.	(44,300)	(1,758,267)
Hyatt Hotels Corp., Class A	(17,700)	(714,372)
Starwood Hotels & Resorts Worldwide, Inc.	(29,300)	(1,851,467)

		(4,324,106)

Insurance: (0.92)%
American International Group, Inc.	(28,900)	(1,291,830)

IT services: (0.35)%
Cognizant Technology Solutions Corp.,
Class A	(7,800)	(488,358)

Life sciences tools & services: (0.91)%
Mettler-Toledo International, Inc.	(3,900)	(784,680)
Thermo Fisher Scientific, Inc.	(5,700)	(482,391)

		(1,267,071)
	Shares	Value

Machinery: (0.88)%
AGCO Corp.	(24,400)	$(1,224,636)

Media: (2.65)%
Discovery Communications, Inc., Class A	(13,900)	(1,073,219)
Gannett Co., Inc.	(71,500)	(1,748,890)
Lamar Advertising Co., Class A	(20,300)	(881,020)

		(3,703,129)

Multi-utilities: (1.69)%
Consolidated Edison, Inc.	(10,200)	(594,762)
Integrys Energy Group, Inc.	(10,300)	(602,859)
MDU Resources Group, Inc.	(24,400)	(632,204)
TECO Energy, Inc.	(31,000)	(532,890)

		(2,362,715)

Office electronics: (0.56)%
Xerox Corp.	(85,600)	(776,392)

Pharmaceuticals: (1.40)%
Bristol-Myers Squibb Co.	(9,500)	(424,555)
Endo Health Solutions, Inc.	(14,900)	(548,171)
Perrigo Co.	(8,200)	(992,200)

		(1,964,926)

Real estate investment trust (REIT): (0.47)%
AvalonBay Communities, Inc.	(2,500)	(337,275)
Equity Residential	(5,400)	(313,524)

		(650,799)

Road & rail: (0.83)%
CSX Corp.	(23,700)	(549,603)
Kansas City Southern	(5,800)	(614,568)

		(1,164,171)

Semiconductors & semiconductor equipment: (1.99)%
Advanced Micro Devices, Inc.	(178,500)	(728,280)
First Solar, Inc.	(18,600)	(831,978)
Intel Corp.	(21,100)	(511,042)
Marvell Technology Group Ltd.	(61,100)	(715,481)

		(2,786,781)

Software: (0.90)%
Citrix Systems, Inc.	(8,100)	(488,673)
Electronic Arts, Inc.	(21,800)	(500,746)
Red Hat, Inc.	(5,600)	(267,792)

		(1,257,211)

Specialty retail: (0.24)%
Abercrombie & Fitch Co., Class A	(7,500)	(339,375)

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Shares	Value

Investments sold short—(Concluded)
Common stocks—(Concluded)
Textiles, apparel & luxury goods: (0.26)%
Under Armour, Inc., Class A	(6,200)	$(370,202)

Trading companies & distributors: (0.36)%
Fastenal Co.	(11,000)	(504,350)

Water utilities: (0.65)%
Aqua America, Inc.	(29,000)	(907,410)
	Shares	Value

Wireless telecommunication services: (0.35)%
SBA Communications Corp., Class A	(6,600)	$(489,192)

Total investments sold short
(proceeds $36,518,423)		(46,320,861)

Total investments, net of investments sold short: 99.03%		138,482,277

Cash and other assets, less liabilities: 0.97%		1,352,925

Net assets: 100.00%		$139,835,202

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, before investments sold short, was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$40,108,319
Gross unrealized depreciation	(3,289,100)

Net unrealized appreciation of investments	$36,819,219

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 84. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$181,519,460	$—	$—	$181,519,460

Common stocks sold short	(46,320,861)	—	—	(46,320,861)

Investment company	1,888,118	—	—	1,888,118

Short-term investment	—	1,395,560	—	1,395,560

Total	$137,086,717	$1,395,560	$—	$138,482,277

At June 30, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes
*	Non-income producing security.
[1]	All or a portion of these securities have been delivered to cover open short positions.
[2]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/12	06/30/13	06/30/13	06/30/13	06/30/13

UBS Cash Management Prime Relationship Fund	$3,490,166	$8,165,489	$10,260,095	$1,395,560	$1,791

See accompanying notes to financial statements.	41

UBS Global Corporate Bond Relationship Fund

Portfolio performance
For the six months ended June 30, 2013, UBS Global Corporate Bond Relationship Fund (the “Fund”) declined 2.91%. For comparison purposes, the Barclays Global Aggregate-Corporate Index (hedged in USD) (the “Index”), declined 2.00%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund’s underperformance versus the Index was largely due to security selection.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to manage the Fund’s duration and yield curve exposure, while credit default swaps were used to implement specific credit-related investment strategies. Foreign exchange forwards were utilized to manage the Fund’s currency exposures—specifically to hedge its non-US dollar exposure. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we use to manage the Fund’s overall risk exposure and to implement the aforementioned strategies. That said, overall, the Fund’s duration and yield curve positioning modestly detracted from performance, and security selection was a significant detractor from results. However, sector allocation was a small contributor to the Fund’s performance.

Portfolio performance summary1
What worked

•	Sector positioning, overall, was a small positive for performance. An overweight to agency mortgage-backed securities was beneficial for results, as these high-quality securities outperformed the Index.

•	Duration positioning in the US was modestly beneficial for performance. An overall short duration position in the US was rewarded, as interest rates moved sharply higher during the reporting period. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

What didn’t work

•	Security selection of investment grade bonds was the largest driver of the Fund’s underperformance.

–	Security selection in the US financial sector, largely US banks, detracted from results, as our holdings lagged those within the Index.

–	Security selection of European and US industrials was also detrimental for performance.

•	Issue selection of US Treasuries was a negative for performance.

•	Yield curve positioning in the US and Europe modestly detracted from results.

•	During the reporting period, the Fund experienced sizeable outflows, which occurred during a period of market volatility and resulted in trading costs that negatively impacted performance.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

42

UBS Global Corporate Bond Relationship Fund

Average annual total returns for periods ended June 30, 2013 (unaudited)

	6 months	1 year	Inception[1]

UBS Global Corporate Bond Relationship Fund	(2.91)%	3.21%	5.39%

Barclays Global Aggregate - Corporate Index (hedged in USD)[2]	(2.00)%	3.62%	5.89%

[1]	Inception date of UBS Global Corporate Bond Relationship Fund is September 30, 2009.
[2]	The Barclays Global Aggregate - Corporate Index (hedged in USD) is an unmanaged sub-index of the Barclays Global Aggregate Index, which is a broad-based, market capitalization weighted index designed to measure the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

43

UBS Global Corporate Bond Relationship Fund

Top ten long-term fixed income holdings
(unaudited)[1]
As of June 30, 2013
Percentage of
net assets

Volkswagen International Finance NV,
2.125%, due 01/19/15	2.4%
JPMorgan Chase & Co.,
3.200%, due 01/25/23	1.5
Commonwealth Bank of Australia,
2.250%, due 03/16/17	1.5
Credit Suisse AG,
1.625%, due 03/06/15	1.2
Tesco PLC,
6.125%, due 02/24/22	1.0
Bank of America Corp.,
1.500%, due 10/09/15	1.0
General Electric Capital Corp.,
Series A, 6.750%, due 03/15/32	1.0
Wachovia Corp.,
5.750%, due 02/01/18	0.9
Anheuser-Busch InBev Worldwide, Inc.,
2.500%, due 07/15/22	0.9
DONG Energy A/S,
4.875%, due 01/12/32	0.9

Total	12.3%

Country exposure by issuer, top five
(unaudited)[1]
As of June 30, 2013
Percentage of
net assets

United States	40.0%
United Kingdom	11.1
Netherlands	6.5
Canada	4.1
France	2.8

Total	64.5%
Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2013

Bonds
Corporate bonds
Beverages	2.28%
Building materials	0.39
Capital markets	5.33
Chemicals	0.16
Commercial banks	17.05
Commercial services & supplies	1.34
Communications equipment	0.60
Computers & peripherals	0.69
Consumer finance	0.96
Distributors	0.21
Diversified financial services	12.03
Diversified telecommunication services	3.13
Electric utilities	5.47
Electrical equipment	0.49
Energy equipment & services	0.60
Engineering & construction	0.54
Food & staples retailing	0.99
Food products	0.87
Gas utilities	0.77
Health care equipment & supplies	0.78
Independent power producers & energy traders	0.17
Industrial conglomerates	0.13
Insurance	4.46
Internet & catalog retail	0.13
IT services	0.60
Media	3.55
Metals & mining	3.23
Miscellaneous manufacturing	0.30
Multi-utilities	0.46
Oil, gas & consumable fuels	8.30
Pharmaceuticals	1.65
Real estate management & development	0.25
Road & rail	0.46
Semiconductors & semiconductor equipment	0.29
Software	0.63
Tobacco	1.77
Transportation	0.25
Water utilities	0.46
Wireless telecommunication services	0.72

Total corporate bonds	82.49%

Total bonds	82.49%

Options purchased	0.01

Total investments	82.50%

Cash and other assets, less liabilities	17.50

Net assets	100.00%

[1]	Figures represent the direct investments of UBS Global Corporate Bond Relationship Fund (excluding derivatives exposure). Figures might be different if a breakdown of derivatives exposure was included.

44

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Face
	amount		Value

Bonds: 82.49%
Corporate bonds: 82.49%
Australia: 2.49%
Commonwealth Bank of Australia,
2.250%, due 03/16/17[1]		$250,000	$256,150
Rio Tinto Finance USA Ltd.,
4.125%, due 05/20/21		95,000	96,576
Westpac Banking Corp.,
5.000%, due 10/21/19[2]	GBP	50,000	85,854

Total Australia corporate bonds			438,580

Brazil: 0.37%
Vale SA,
5.625%, due 09/11/42		$75,000	65,429

Canada: 4.09%
Bank of Montreal,
2.550%, due 11/06/22		55,000	51,040
6.020%, due 05/02/18	CAD	45,000	49,093
Bank of Nova Scotia,
4.100%, due 06/08/17		65,000	65,408
Barrick Gold Corp.,
2.500%, due 05/01/18[1]		$40,000	35,895
4.100%, due 05/01/23[1]		30,000	25,064
Canadian Imperial Bank
of Commerce,
3.400%, due 01/14/16	CAD	50,000	49,110
Goldcorp, Inc.,
2.125%, due 03/15/18		$44,000	42,131
Greater Toronto Airports
Authority,
6.980%, due 10/15/32	CAD	35,000	44,517
Hydro One, Inc.,
5.360%, due 05/20/36		35,000	38,224
Nexen, Inc.,
6.400%, due 05/15/37		$45,000	48,910
Rogers Communications, Inc.,
3.000%, due 03/15/23		20,000	18,668
Royal Bank of Canada,
2.980%, due 05/07/19	CAD	50,000	47,563
Suncor Energy, Inc.,
6.500%, due 06/15/38		$65,000	74,960
Teck Resources Ltd.,
5.400%, due 02/01/43		35,000	30,640
Toronto-Dominion Bank,
3.367%, due 11/02/20[3]	CAD	75,000	73,167
Xstrata Finance Canada Ltd.,
2.700%, due 10/25/17[1]		$25,000	24,244

Total Canada corporate bonds			718,634
	Face
	amount		Value

Cayman Islands: 1.20%
New York Life Funding,
5.125%, due 02/03/15	GBP	50,000	$80,718
Principal Financial Global
Funding II LLC,
4.500%, due 01/26/17	EUR	50,000	71,422
Transocean, Inc.,
6.800%, due 03/15/38		$55,000	58,508

Total Cayman Islands corporate bonds			210,648

Curacao: 0.26%
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21		45,000	45,004

Denmark: 0.87%
DONG Energy A/S,
4.875%, due 01/12/32[2]	GBP	100,000	152,898

France: 2.83%
Autoroutes du Sud de la France SA,
5.625%, due 07/04/22	EUR	50,000	80,397
AXA SA,
5.250%, due 04/16/40[2,3]		50,000	66,343
Credit Logement SA,
1.359%, due 06/16/13[2,3,4]		50,000	42,304
Electricite De France,
5.250%, due 01/29/23[1,3,4]		$100,000	95,600
6.950%, due 01/26/39[1]		30,000	36,852
Total Capital International SA,
1.550%, due 06/28/17		60,000	59,465
Veolia Environnement SA,
6.750%, due 04/24/19	EUR	25,000	40,473
Vivendi SA,
3.450%, due 01/12/18[1]		$75,000	75,986

Total France corporate bonds			497,420

Germany: 0.23%
RWE AG,
4.625%, due 09/28/15[2,3,4]	EUR	30,000	39,928

Ireland: 0.84%
CRH Finance Ltd.,
7.375%, due 05/28/14		50,000	68,853
GE Capital European Funding,
6.025%, due 03/01/38		45,000	78,398

Total Ireland corporate bonds			147,251

Italy: 1.55%
Assicurazioni Generali SpA,
4.875%, due 11/11/14		50,000	68,251
Intesa Sanpaolo SpA,
4.375%, due 10/15/19[2]		100,000	130,934

45

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Face
	amount		Value

Bonds—(Continued)
Corporate bonds—(Continued)
Italy—(Concluded)
UniCredit SpA,
6.375%, due 10/16/18[3]	GBP	50,000	$73,766

Total Italy corporate bonds			272,951

Japan: 0.70%
Nippon Telegraph & Telephone Corp.,
1.400%, due 07/18/17		$20,000	19,665
Nomura Holdings, Inc.,
2.000%, due 09/13/16		105,000	103,828

Total Japan corporate bonds			123,493

Jersey, Channel Islands: 1.25%
ASIF III Jersey Ltd.,
4.750%, due 09/11/13	EUR	75,000	98,382
BAA Funding Ltd.,
6.750%, due 12/03/26	GBP	50,000	94,238
HSBC Capital Funding LP,
5.130%, due 03/29/16[3,4]	EUR	20,000	26,554

Total Jersey, Channel Islands
corporate bonds			219,174

Luxembourg: 1.54%
ArcelorMittal,
9.500%, due 02/15/15		$75,000	81,937
Enel Finance International SA,
6.000%, due 10/07/39[1]		100,000	92,350
GAZ Capital SA for Gazprom,
6.580%, due 10/31/13	GBP	50,000	76,618
SES,
3.600%, due 04/04/23[1]		$20,000	19,444

Total Luxembourg corporate bonds			270,349

Mexico: 0.61%
America Movil SAB de CV,
5.000%, due 03/30/20		100,000	107,329

Netherlands: 6.47%
Allianz Finance II BV,
4.375%, due 02/17/17[3,4]	EUR	55,000	71,942
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA,
3.875%, due 02/08/22		$135,000	135,948
Deutsche Telekom International
Finance BV,
4.500%, due 10/25/13	EUR	45,000	59,320
6.500%, due 04/08/22	GBP	20,000	36,736
Heineken NV,
3.400%, due 04/01/22[1]		$50,000	49,150
	Face
	amount		Value

Petrobras Global Finance BV,
4.375%, due 05/20/23		$50,000	$45,893
5.625%, due 05/20/43		10,000	8,679
Repsol International Finance BV,
4.375%, due 02/20/18[2]	EUR	100,000	139,007
Royal Bank of Scotland NV,
0.974%, due 03/09/15[3]		$45,000	43,087
Siemens
Financieringsmaatschappij NV,
6.125%, due 09/14/66[3]	GBP	32,000	52,956
TenneT Holding BV,
6.655%, due 06/01/17[3,4]	EUR	50,000	70,940
Volkswagen International
Finance NV,
2.125%, due 01/19/15[2]		320,000	425,154

Total Netherlands corporate bonds			1,138,812

Norway: 0.24%
Statoil ASA,
3.125%, due 08/17/17		$40,000	42,206

Portugal: 0.73%
Caixa Geral de Depositos SA,
3.750%, due 01/18/18	EUR	100,000	129,097

South Korea: 0.62%
GS Caltex Corp.,
5.500%, due 04/24/17[2]		$100,000	108,544

Spain: 2.12%
Santander International Debt SAU,
4.625%, due 03/21/16[2]	EUR	100,000	135,018
Santander US Debt SAU,
2.991%, due 10/07/13[2]		$100,000	100,570
Telefonica Emisiones SAU,
4.710%, due 01/20/20[2]	EUR	100,000	136,718

Total Spain corporate bonds			372,306

Sweden: 1.29%
Nordea Bank AB,
6.250%, due 09/10/18[3]		50,000	65,408
Svenska Handelsbanken AB,
5.125%, due 03/30/20[1]		$100,000	112,565
Telefonaktiebolaget LM Ericsson,
4.125%, due 05/15/22		50,000	48,896

Total Sweden corporate bonds			226,869

Switzerland: 1.15%
Credit Suisse AG,
1.625%, due 03/06/15[1]		200,000	202,900

46

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Face
	amount		Value

Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom: 11.05%
Abbey National Treasury
Services PLC,
1.750%, due 01/15/18[2]	EUR	100,000	$128,893
Aviva PLC,
4.729%, due 11/28/14[3,4]		55,000	69,622
B.A.T. International Finance PLC,
3.250%, due 06/07/22[1]		$100,000	97,883
Barclays Bank PLC,
4.875%, due 12/15/14[3,4]	EUR	50,000	47,458
5.750%, due 08/17/21	GBP	50,000	87,183
BG Energy Capital PLC,
5.125%, due 12/07/17[2]		50,000	86,566
BP Capital Markets PLC,
2.750%, due 05/10/23		$60,000	55,477
3.245%, due 05/06/22		35,000	33,967
British Telecommunications PLC,
8.500%, due 12/07/16	GBP	40,000	73,431
BUPA Finance PLC,
6.125%, due 09/16/20[3,4]		25,000	38,443
Diageo Capital PLC,
3.875%, due 04/29/43		$35,000	30,970
GlaxoSmithKline Capital PLC,
1.500%, due 05/08/17		50,000	49,661
HSBC Holdings PLC,
5.100%, due 04/05/21		95,000	104,373
6.500%, due 09/15/37		120,000	133,402
Imperial Tobacco Finance PLC,
4.500%, due 07/05/18	EUR	100,000	145,426
Lloyds Banking Group PLC,
5.875%, due 07/08/14		25,000	33,692
Lloyds TSB Bank PLC,
1.010%, due 07/11/16[3]		40,000	49,895
6.500%, due 03/24/20		50,000	71,307
Royal Bank of Scotland PLC,
3.400%, due 08/23/13		$50,000	50,168
5.375%, due 09/30/19[2]	EUR	50,000	73,159
6.934%, due 04/09/18		50,000	68,011
Tesco PLC,
6.125%, due 02/24/22	GBP	100,000	174,903
Thames Water Utilities
Finance Ltd.,
5.125%, due 09/28/37		50,000	80,572
Wales & West Utilities
Finance PLC,
5.125%, due 12/02/16[2]		50,000	83,935
WPP PLC,
6.625%, due 05/12/16	EUR	50,000	74,921

Total United Kingdom
corporate bonds			1,943,318
	Face
	amount		Value

United States: 39.99%
ABB Finance USA, Inc.,
2.875%, due 05/08/22		$50,000	$47,903
AbbVie, Inc.,
2.900%, due 11/06/22[1]		55,000	51,433
4.400%, due 11/06/42[1]		35,000	32,510
Alcoa, Inc.,
6.150%, due 08/15/20		60,000	61,458
Alltel Corp.,
7.875%, due 07/01/32		50,000	67,220
Altria Group, Inc.,
4.250%, due 08/09/42		145,000	123,736
Anadarko Petroleum Corp.,
6.375%, due 09/15/17		80,000	91,998
Anheuser-Busch InBev
Worldwide, Inc.,
2.500%, due 07/15/22		170,000	158,712
Apache Corp.,
4.750%, due 04/15/43		80,000	75,881
Apple, Inc.,
2.400%, due 05/03/23		40,000	37,099
3.850%, due 05/04/43		15,000	13,323
AT&T, Inc.,
5.550%, due 08/15/41		110,000	114,533
Bank of America Corp.,
1.500%, due 10/09/15		170,000	169,614
3.300%, due 01/11/23		70,000	66,160
5.875%, due 02/07/42		35,000	39,130
Bank of New York Mellon Corp.,
1.350%, due 03/06/18		115,000	111,615
Baxter International, Inc.,
3.200%, due 06/15/23		70,000	68,661
BB&T Corp.,
1.600%, due 08/15/17		30,000	29,338
Berkshire Hathaway Finance Corp.,
1.300%, due 05/15/18		25,000	24,178
Boston Scientific Corp.,
6.000%, due 01/15/20		60,000	67,913
Burlington Northern Santa Fe LLC,
3.450%, due 09/15/21		80,000	80,230
Cameron International Corp.,
6.375%, due 07/15/18		40,000	46,910
Capital One Financial Corp.,
1.000%, due 11/06/15		85,000	83,847
CF Industries, Inc.,
3.450%, due 06/01/23		30,000	28,830
Chevron Corp.,
2.355%, due 12/05/22		25,000	23,511
2.427%, due 06/24/20		20,000	19,886
Citigroup, Inc.,
0.866%, due 05/31/17[3]	EUR	100,000	120,988
4.050%, due 07/30/22		$45,000	43,250

47

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Face
	amount		Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
5.500%, due 02/15/17		$45,000	$49,211
6.000%, due 08/15/17		135,000	152,115
Comcast Corp.,
5.700%, due 07/01/19		115,000	134,304
ConAgra Foods, Inc.,
3.200%, due 01/25/23		15,000	14,344
ConocoPhillips,
4.600%, due 01/15/15		60,000	63,617
DIRECTV Holdings LLC,
5.000%, due 03/01/21		100,000	105,335
Duke Energy Corp.,
3.050%, due 08/15/22		60,000	57,101
Eaton Corp.,
2.750%, due 11/02/22[1]		40,000	37,421
Energy Transfer Partners LP,
6.050%, due 06/01/41		60,000	60,669
Enterprise Products Operating LLC,
4.850%, due 03/15/44		50,000	47,422
5.200%, due 09/01/20		30,000	33,571
ERAC USA Finance LLC,
5.625%, due 03/15/42[1]		45,000	45,175
Freeport-McMoRan Copper &
Gold, Inc.,
3.100%, due 03/15/20[1]		35,000	32,351
3.875%, due 03/15/23[1]		80,000	72,407
General Electric Capital Corp.,
1.000%, due 12/11/15		85,000	84,873
4.375%, due 09/16/20		105,000	111,155
Series A, 6.750%, due 03/15/32		140,000	167,864
General Electric Co.,
4.125%, due 10/09/42		25,000	23,262
Georgia Power Co.,
0.750%, due 08/10/15		40,000	39,923
5.400%, due 06/01/40		45,000	48,433
Glencore Funding LLC,
2.500%, due 01/15/19[1]		40,000	36,188
Goldman Sachs Group, Inc.,
3.250%, due 02/01/23[2]	EUR	80,000	103,420
4.375%, due 03/16/17		100,000	140,517
Hartford Financial Services
Group, Inc.,
4.300%, due 04/15/43		$25,000	21,654
5.500%, due 03/30/20		35,000	38,708
Hewlett-Packard Co.,
2.625%, due 12/09/14		70,000	71,441
Jersey Central Power & Light Co.,
6.150%, due 06/01/37		20,000	22,473
JPMorgan Chase & Co.,
1.800%, due 01/25/18		50,000	48,368
3.200%, due 01/25/23		275,000	261,059
	Face
	amount		Value

Kellogg Co.,
1.875%, due 11/17/16		$40,000	$40,605
Kinder Morgan Energy Partners LP,
6.950%, due 01/15/38		55,000	65,027
Kraft Foods Group, Inc.,
5.000%, due 06/04/42		50,000	50,635
Kraft Foods, Inc.,
5.375%, due 02/10/20		43,000	48,231
Lincoln National Corp.,
4.200%, due 03/15/22		70,000	71,129
Marathon Oil Corp.,
2.800%, due 11/01/22		30,000	27,755
Maxim Integrated Products, Inc.,
3.375%, due 03/15/23		55,000	51,588
Merck & Co., Inc.,
6.550%, due 09/15/37		39,000	50,117
Microsoft Corp.,
3.500%, due 11/15/42		130,000	111,251
Morgan Stanley,
2.125%, due 04/25/18		50,000	47,852
4.750%, due 03/22/17		125,000	132,582
6.375%, due 07/24/42		25,000	27,891
Motorola Solutions, Inc.,
6.000%, due 11/15/17		50,000	56,680
Mylan, Inc.,
2.600%, due 06/24/18[1]		15,000	14,850
NBCUniversal Media LLC,
5.150%, due 04/30/20		65,000	74,002
News America, Inc.,
6.200%, due 12/15/34		60,000	65,593
Oncor Electric Delivery Co. LLC,
7.000%, due 05/01/32		20,000	25,104
Pacific Gas & Electric Co.,
6.050%, due 03/01/34		20,000	23,319
PacifiCorp,
6.000%, due 01/15/39		55,000	65,686
Pemex Project Funding
Master Trust,
5.500%, due 02/24/25[2]	EUR	60,000	86,944
PepsiCo, Inc.,
1.250%, due 08/13/17		$35,000	34,250
Perrigo Co.,
2.950%, due 05/15/23		50,000	46,224
Phillips 66,
4.300%, due 04/01/22		75,000	77,492
PNC Funding Corp.,
3.300%, due 03/08/22		40,000	38,450
PPL Capital Funding, Inc.,
4.700%, due 06/01/43		30,000	27,241
PPL Energy Supply LLC,
4.600%, due 12/15/21		30,000	30,529
Prudential Financial, Inc.,
4.500%, due 11/15/20		110,000	117,245

48

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Face
	amount		Value

Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
QVC, Inc.,
4.375%, due 03/15/23[1]		$25,000	$23,319
Qwest Corp.,
6.750%, due 12/01/21		20,000	22,265
Republic Services, Inc.,
5.250%, due 11/15/21		105,000	115,281
Reynolds American, Inc.,
3.250%, due 11/01/22		10,000	9,296
6.750%, due 06/15/17		70,000	81,115
SABMiller Holdings, Inc.,
1.875%, due 01/20/20[2]	EUR	100,000	127,904
Sempra Energy,
6.000%, due 10/15/39		$45,000	50,633
SLM Corp.,
6.250%, due 01/25/16		80,000	84,800
Southwestern Electric Power Co.,
6.200%, due 03/15/40		60,000	67,783
State Street Corp.,
3.100%, due 05/15/23		30,000	28,100
Swiss Re Treasury US Corp.,
4.250%, due 12/06/42[1]		30,000	26,396
Time Warner Cable, Inc.,
5.000%, due 02/01/20		125,000	130,485
6.750%, due 06/15/39		20,000	20,402
US Bancorp,
1.650%, due 05/15/17		65,000	64,799
Valero Energy Corp.,
6.625%, due 06/15/37		80,000	91,933
Verizon Communications, Inc.,
3.500%, due 11/01/21		40,000	40,176
Virginia Electric and Power Co.,
6.000%, due 05/15/37		30,000	36,108
	Face
	amount	Value

Wachovia Corp.,
5.750%, due 02/01/18	$145,000	$167,006
Waste Management, Inc.,
6.125%, due 11/30/39	35,000	39,966
WEA Finance LLC,
5.750%, due 09/02/15[1]	40,000	43,702
Wells Fargo & Co.,
Series M, 3.450%, due 02/13/23	65,000	62,077
Western Union Co.,
2.875%, due 12/10/17	105,000	105,270
Xcel Energy, Inc.,
4.700%, due 05/15/20	25,000	27,737
4.800%, due 09/15/41	35,000	34,799

Total United States corporate bonds		7,033,872

Total corporate bonds
(cost $14,781,563)		14,507,012

Total bonds
(cost $14,781,563)		14,507,012

	Number of
	contracts

Options purchased*: 0.01%
Call options: 0.01%
10 Year US Treasury Notes,
strike @ USD 131.00,
expires August 2013
(cost $9,778)	16	1,500

Total investments: 82.50%
(cost $14,791,341)		14,508,512

Cash and other assets,
less liabilities: 17.50%		3,078,282

Net assets: 100.00%		$17,586,794

49

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$205,705
Gross unrealized depreciation	(488,534)

Net unrealized depreciation of investments	$(282,829)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 84. Portfolio footnotes begin on page 51.

Forward foreign currency contracts

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

BB	EUR	21,210,000	USD	28,274,097	09/05/13	$658,040

BB	GBP	8,255,000	USD	12,912,611	09/05/13	362,797

JPMCB	CAD	3,220,000	USD	3,163,152	09/05/13	106,378

JPMCB	EUR	30,000	USD	39,033	09/05/13	(28)

JPMCB	JPY	41,900,000	USD	444,340	09/05/13	21,751

JPMCB	USD	41,601	AUD	45,000	09/05/13	(649)

JPMCB	USD	2,710,272	CAD	2,845,000	09/05/13	(9,489)

JPMCB	USD	24,204,580	EUR	18,630,000	09/05/13	52,238

JPMCB	USD	11,170,416	GBP	7,290,000	09/05/13	(87,660)

JPMCB	USD	429,826	JPY	41,900,000	09/05/13	(7,238)

JPMCB	USD	40,274	JPY	4,000,000	09/05/13	68

Net unrealized appreciation on forward foreign currency contracts						$1,096,208

Futures contracts

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:
5 Year US Treasury Notes, 12 contracts (USD)	September 2013	$1,449,578	$1,452,563	$2,985

US Treasury futures sell contracts:
US Ultra Bond Futures, 2 contracts (USD)	September 2013	(311,216)	(294,625)	16,591

10 Year US Treasury Notes, 8 contracts (USD)	September 2013	(1,017,240)	(1,012,500)	4,740

Interest rate futures buy contracts:
Euro-Bobl, 2 contracts (EUR)	September 2013	328,203	325,933	(2,270)

Euro-Bund, 4 contracts (EUR)	September 2013	742,783	736,838	(5,945)

Long Gilt, 2 contracts (GBP)	September 2013	338,858	340,389	1,531

Net unrealized appreciation on futures contracts				$17,632

50

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$14,507,012	$—	$14,507,012

Options purchased	1,500	—	—	1,500

Forward foreign currency contracts, net	—	1,096,208	—	1,096,208

Futures contracts, net	17,632	—	—	17,632

Total	$19,132	$15,603,220	$—	$15,622,352

At June 30, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes
*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the value of these securities amounted to $1,539,835 or 8.76% of net assets.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2013, the value of these securities amounted to $2,254,093 or 12.82% of net assets.
[3]	Variable or floating rate security — The interest rate shown is the current rate as of June 30, 2013 and changes periodically.
[4]	Perpetual bond security. The maturity date reflects the next call date.

The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/12	06/30/13	06/30/13	06/30/13	06/30/13

UBS Cash Management Prime Relationship Fund	$3,905,258	$22,886,829	$26,792,087	$—	$2,236

See accompanying notes to financial statements.	51

UBS High Yield Relationship Fund

Portfolio performance
For the six months ended June 30, 2013, UBS High Yield Relationship Fund (the “Fund”) returned 0.93%. The Fund’s benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 1.46% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund, to a limited extent, utilized total return swaps on a high yield index to cost-effectively adjust its exposure to the high yield bond market. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund’s overall risk exposure and to implement the aforementioned strategy.

Although the Fund generated a positive return during the reporting period, it modestly lagged the Index. While security selection and duration positioning contributed to performance, these positives were offset by subsector allocation and our positioning from a quality perspective.

Portfolio performance summary1
What worked

•	Security selection was the largest contributor to results during the reporting period.

	–	Our holdings in the diversified financials, gaming and energy sectors were the most beneficial for performance.

	–	A small out-of Index allocation to commercial mortgage-backed securities during a portion of the reporting period was rewarded, as they outperformed the Index.

•	Duration positioning was a modest contributor to performance. The Fund’s duration in the US was shorter than that of the Index, as we believed that US yields would move higher. The Fund’s duration positioning contributed to results, as US Treasury yields moved sharply higher in May and June, as the Federal Reserve Board signaled that it may begin tapering its asset purchase program sooner than previously anticipated.

What didn’t work

•	Overall, sector positioning detracted from results.

	–	The Fund’s tactical positioning in diversified financial services was a negative for performance.

	–	Underweights to healthcare and broadcasting were not rewarded, as they outperformed the Index during the reporting period.

•	Security selection of banks was detrimental for performance during the reporting period.

•	The Fund’s positioning from a quality perspective detracted from results. The Fund was somewhat defensively positioned during the first half of the reporting period given a number of macro issues, including uncertainties such as the US “fiscal cliff” and sequester. We moved to a more neutral position during the second half of the reporting period, as some of the macro clouds lifted.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS High Yield Relationship Fund

•	Transaction costs were a drag on performance. Asset flows in and out of the Fund were elevated at times given the increase in market volatility, and as a result, transaction costs negatively impacted the Fund’s performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS High Yield Relationship Fund

Average annual total returns for periods ended June 30, 2013 (unaudited)

	6 months	1 year	5 years	10 years

UBS High Yield Relationship Fund	0.93%	8.36%	8.03%	7.50%

BofA Merrill Lynch US High Yield Cash Pay Constrained Index[1]	1.46%	9.44%	10.55%	8.64%

[1]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS High Yield Relationship Fund

Top ten long-term fixed income holdings
(unaudited)[1]
As of June 30, 2013
Percentage of
net assets

DISH DBS Corp.,
7.875%, due 09/01/19	1.4%
Ally Financial, Inc.,
8.000%, due 03/15/20	1.3
CIT Group, Inc.,
5.500%, due 02/15/19	1.1
Sabine Pass Liquefaction LLC,
5.625%, due 02/01/21	1.1
MGM Resorts International,
10.000%, due 11/01/16	1.0
Intelsat Jackson Holdings SA,
7.250%, due 10/15/20	0.9
Basell Finance Co. BV,
8.100%, due 03/15/27	0.8
Shingle Springs Tribal Gaming Authority,
9.375%, due 06/15/15	0.7
Offshore Group Investment Ltd.,
7.500%, due 11/01/19	0.7
SESI LLC,
7.125%, due 12/15/21	0.7

Total	9.7%

Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2013

Bonds
Corporate bonds
Aerospace	0.95%
Automotive & auto parts distributors	2.50
Banks & thrifts	3.43
Broadcasting	0.87
Building materials	2.33
Cable TV	4.78
Capital goods	0.51
Chemicals	2.92
Consumer products	0.67
Containers	3.60
Diversified financial services	4.33
Diversified media	0.66
Electric utilities	3.00
Energy	16.12
Entertainment/film	0.58
Environmental	0.13
Food & drug retail	0.24
Food/beverage/tobacco	1.20
Gaming	3.93
Healthcare	5.39
Homebuilders/real estate	1.65
Hotel	0.36
Insurance	0.92
Leisure	1.22
Machinery	0.53
Metals/mining	1.72
Paper	0.93
Publishing/printing	0.74
Services	3.50
Steels	1.22
Super retail index	2.40
Technology	4.82
Telecommunications	9.63
Textile/apparel	0.24
Transportation excluding air/rail	0.51

Total corporate bonds	88.53%

Total bonds	88.53%

Short-term investment	9.08

Total investments	97.61%

Cash and other assets, less liabilities	2.39

Net assets	100.00%

[1]	Figures represent the direct investments of UBS High Yield Relationship Fund (excluding derivatives exposure). Figures might be different if a breakdown of derivatives exposure was included.

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Face
	amount	Value

Bonds: 88.53%
Corporate bonds: 88.53%
Australia: 0.22%
FMG Resources August 2006 Pty Ltd.,
8.250%, due 11/01/19[1]	$500,000	$515,000

Canada: 1.72%
Bombardier, Inc.,
7.500%, due 03/15/18[1]	340,000	377,400
7.750%, due 03/15/20[1]	261,000	289,710
CHC Helicopter SA,
9.250%, due 10/15/20	150,000	153,750
Cogeco Cable, Inc.,
4.875%, due 05/01/20[1]	525,000	510,562
Inmet Mining Corp.,
7.500%, due 06/01/21[1]	325,000	311,188
8.750%, due 06/01/20[1]	1,050,000	1,073,625
Novelis, Inc.,
8.375%, due 12/15/17	275,000	291,500
PetroBakken Energy Ltd.,
8.625%, due 02/01/20[1]	750,000	712,500
Reliance Intermediate Holdings LP,
9.500%, due 12/15/19[1]	250,000	270,000

Total Canada corporate bonds		3,990,235

Cayman Islands: 2.13%
Offshore Group Investment Ltd.,
7.500%, due 11/01/19	1,650,000	1,720,125
Sable International Finance Ltd.,
7.750%, due 02/15/17[1]	450,000	474,750
Seagate HDD Cayman,
4.750%, due 06/01/23[1]	1,000,000	932,500
7.000%, due 11/01/21	750,000	802,500
UPCB Finance V Ltd.,
7.250%, due 11/15/21[1]	950,000	1,004,625

Total Cayman Islands corporate bonds		4,934,500

Croatia: 0.24%
Agrokor DD,
8.875%, due 02/01/20[1]	525,000	553,350

France: 0.44%
AXA SA,
6.379%, due 12/14/36[1,2,3]	1,050,000	1,021,125

Ireland: 1.51%
Ardagh Packaging Finance PLC,
4.875%, due 11/15/22[1]	600,000	561,000
9.125%, due 10/15/20[1]	350,000	373,188
Nara Cable Funding Ltd.,
8.875%, due 12/01/18[1]	1,325,000	1,378,000
Ono Finance II PLC,
10.875%, due 07/15/19[1]	625,000	650,000
	Face
	amount	Value

Smurfit Kappa Acquisitions,
4.875%, due 09/15/18[1]	$550,000	$533,500

Total Ireland corporate bonds		3,495,688

Luxembourg: 4.27%
ArcelorMittal,
6.750%, due 02/25/22	650,000	666,250
7.500%, due 10/15/39	300,000	285,000
ConvaTec Healthcare E SA,
10.500%, due 12/15/18[1]	1,475,000	1,611,437
Expro Finance Luxembourg SCA,
8.500%, due 12/15/16[1]	423,000	444,150
INEOS Group Holdings SA,
6.125%, due 08/15/18[1]	675,000	644,625
Intelsat Jackson Holdings SA,
5.500%, due 08/01/23[1]	325,000	305,500
7.250%, due 10/15/20	2,050,000	2,152,500
Intelsat Luxembourg SA,
6.750%, due 06/01/18[1]	175,000	176,312
7.750%, due 06/01/21[1]	575,000	580,750
Pacific Drilling SA,
5.375%, due 06/01/20[1]	625,000	584,375
Wind Acquisition Finance SA,
6.500%, due 04/30/20[1]	225,000	223,313
7.250%, due 02/15/18[1]	941,000	948,058
11.750%, due 07/15/17[1]	1,244,000	1,293,760

Total Luxembourg corporate bonds		9,916,030

Mexico: 0.36%
Cemex SAB de CV,
5.875%, due 03/25/19[1]	850,000	824,500

Netherlands: 1.25%
Basell Finance Co. BV,
8.100%, due 03/15/27[1]	1,475,000	1,867,120
LyondellBasell Industries NV,
6.000%, due 11/15/21	925,000	1,039,428

Total Netherlands corporate bonds		2,906,548

Singapore: 0.27%
Flextronics International Ltd.,
5.000%, due 02/15/23[1]	650,000	628,875

United Kingdom: 1.69%
Algeco Scotsman Global Finance PLC,
10.750%, due 10/15/19[1]	750,000	716,250
Hanson Ltd.,
6.125%, due 08/15/16	375,000	405,937
HBOS PLC,
6.750%, due 05/21/18[1]	650,000	688,244
Lloyds Banking Group PLC,
6.413%, due 10/01/35[1,2,3]	1,375,000	1,189,375

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
Royal Bank of Scotland Group PLC,
6.125%, due 12/15/22	$975,000	$927,781

Total United Kingdom corporate bonds		3,927,587

United States: 74.43%
AES Corp.,
4.875%, due 05/15/23	150,000	139,875
8.000%, due 10/15/17	935,000	1,051,875
8.000%, due 06/01/20	950,000	1,083,000
Ally Financial, Inc.,
5.500%, due 02/15/17	500,000	522,405
8.000%, due 03/15/20	2,525,000	2,932,156
8.000%, due 11/01/31	500,000	601,250
Alta Mesa Holdings,
9.625%, due 10/15/18	1,000,000	1,037,500
AMC Entertainment, Inc.,
8.750%, due 06/01/19	620,000	663,400
9.750%, due 12/01/20	175,000	198,187
American Axle & Manufacturing, Inc.,
6.625%, due 10/15/22	1,120,000	1,136,800
American Builders & Contractors
Supply Co., Inc.,
5.625%, due 04/15/21[1]	600,000	589,500
AmeriGas Finance LLC,
6.750%, due 05/20/20	600,000	621,000
Antero Resources Finance Corp.,
6.000%, due 12/01/20	500,000	492,500
ARAMARK Corp.,
5.750%, due 03/15/20[1]	575,000	587,937
Arch Coal, Inc.,
8.750%, due 08/01/16	125,000	125,000
9.875%, due 06/15/19[1]	575,000	546,250
Atlas Pipeline Partners LP,
4.750%, due 11/15/21[1]	650,000	585,000
Avaya, Inc.,
7.000%, due 04/01/19[1]	350,000	315,875
Avis Budget Car Rental LLC,
5.500%, due 04/01/23[1]	375,000	361,875
Axiall Corp.,
4.875%, due 05/15/23[1]	550,000	522,500
BE Aerospace, Inc.,
6.875%, due 10/01/20	270,000	291,600
Berry Petroleum Co.,
6.750%, due 11/01/20	650,000	672,750
Boise Paper Holdings LLC,
8.000%, due 04/01/20	475,000	505,875
9.000%, due 11/01/17	280,000	295,400
BreitBurn Energy Partners LP,
7.875%, due 04/15/22	800,000	816,000
Brocade Communications Systems, Inc.,
6.875%, due 01/15/20	300,000	320,250
	Face
	amount	Value

Brunswick Corp.,
4.625%, due 05/15/21[1]	$250,000	$243,750
Builders FirstSource, Inc.,
7.625%, due 06/01/21[1]	575,000	556,312
Building Materials Corp of America,
6.750%, due 05/01/21[1]	625,000	664,062
Burlington Coat Factory Warehouse Corp.,
10.000%, due 02/15/19	625,000	690,625
Burlington Holdings LLC,
9.000%, due 02/15/18[1,4]	350,000	358,750
Cablevision Systems Corp.,
8.625%, due 09/15/17	880,000	998,800
Caesars Entertainment Operating Co., Inc.,
5.625%, due 06/01/15	665,000	595,175
10.000%, due 12/15/18	825,000	495,000
11.250%, due 06/01/17	400,000	416,500
Calpine Corp.,
7.875%, due 07/31/20[1]	775,000	840,875
Capella Healthcare, Inc.,
9.250%, due 07/01/17	315,000	333,900
Case New Holland, Inc.,
7.875%, due 12/01/17	550,000	622,875
CB Richard Ellis Services, Inc.,
5.000%, due 03/15/23	575,000	544,812
CCO Holdings LLC,
8.125%, due 04/30/20	1,375,000	1,502,187
CDW LLC,
8.500%, due 04/01/19	365,000	392,375
12.535%, due 10/12/17	436,000	459,980
Celanese US Holdings LLC,
4.625%, due 11/15/22	175,000	171,719
5.875%, due 06/15/21	440,000	466,400
CenturyLink, Inc.,
Series S, 6.450%, due 06/15/21	975,000	1,016,437
Series P, 7.600%, due 09/15/39	275,000	261,250
Cequel Communications Holdings I LLC,
5.125%, due 12/15/21[1]	550,000	517,000
Ceridian Corp.,
11.250%, due 11/15/15	1,010,000	1,023,887
Chesapeake Energy Corp.,
6.625%, due 08/15/20	775,000	833,125
9.500%, due 02/15/15	405,000	447,525
Chesapeake Oilfield Operating LLC,
6.625%, due 11/15/19[1]	780,000	772,200
Chrysler Group LLC,
8.000%, due 06/15/19	615,000	671,119
8.250%, due 06/15/21	600,000	662,250
Cinemark USA, Inc.,
4.875%, due 06/01/23[1]	475,000	456,000
CIT Group, Inc.,
4.250%, due 08/15/17	600,000	603,000
5.250%, due 03/15/18	650,000	667,875
5.500%, due 02/15/19[1]	2,555,000	2,638,037

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
CityCenter Holdings LLC,
10.750%, due 01/15/17[4]	$926,750	$1,000,890
Claire’s Stores, Inc.,
7.750%, due 06/01/20[1]	650,000	628,875
8.875%, due 03/15/19	650,000	682,500
Clean Harbors, Inc.,
5.250%, due 08/01/20	300,000	304,500
Clear Channel Communications, Inc.,
9.000%, due 12/15/19[1]	475,000	460,750
10.750%, due 08/01/16	750,000	650,625
Clearwater Paper Corp.,
4.500%, due 02/01/23[1]	75,000	71,250
7.125%, due 11/01/18	410,000	438,700
Clearwire Communications LLC,
12.000%, due 12/01/15[1]	490,000	520,625
Coinstar, Inc.,
6.000%, due 03/15/19[1]	300,000	299,625
Coleman Cable, Inc.,
9.000%, due 02/15/18	370,000	392,200
Commercial Metals Co.,
4.875%, due 05/15/23	550,000	506,000
Community Health Systems, Inc.,
8.000%, due 11/15/19	435,000	462,731
Consol Energy, Inc.,
8.250%, due 04/01/20	250,000	261,875
Constellation Brands, Inc.,
7.250%, due 05/15/17	680,000	773,500
Continental Resources, Inc.,
4.500%, due 04/15/23[1]	750,000	729,375
Crosstex Energy,
8.875%, due 02/15/18	485,000	514,100
Crown Americas LLC,
4.500%, due 01/15/23[1]	325,000	306,312
Crown Castle International Corp.,
5.250%, due 01/15/23	525,000	504,000
CSC Holdings LLC,
8.625%, due 02/15/19	200,000	231,000
CST Brands, Inc.,
5.000%, due 05/01/23[1]	125,000	121,875
CVR Refining LLC,
6.500%, due 11/01/22[1]	575,000	563,500
Denbury Resources, Inc.,
8.250%, due 02/15/20	1,350,000	1,458,000
Diamond Resorts Corp.,
12.000%, due 08/15/18	1,525,000	1,669,875
DISH DBS Corp.,
7.875%, due 09/01/19	2,810,000	3,147,200
DR Horton, Inc.,
4.375%, due 09/15/22	650,000	617,500
DuPont Fabros Technology LP,
8.500%, due 12/15/17	845,000	891,475
	Face
	amount	Value

Eagle Spinco, Inc.,
4.625%, due 02/15/21[1]	$1,550,000	$1,488,000
El Paso Corp.,
7.750%, due 01/15/32	1,140,000	1,211,169
Endo Health Solutions, Inc.,
7.250%, due 01/15/22	400,000	403,000
Energy Future Intermediate
Holding Co. LLC,
10.000%, due 12/01/20	725,000	793,875
12.250%, due 03/01/22[1]	900,000	994,500
Entravision Communications Corp.,
8.750%, due 08/01/17	633,000	674,936
EP Energy LLC,
9.375%, due 05/01/20	1,175,000	1,327,750
EPE Holdings LLC,
8.125%, due 12/15/17[1,4]	391,085	398,907
Epicor Software Corp.,
8.625%, due 05/01/19	850,000	871,250
Equinix, Inc.,
5.375%, due 04/01/23	1,050,000	1,029,000
7.000%, due 07/15/21	100,000	108,500
ExamWorks Group, Inc.,
9.000%, due 07/15/19	695,000	748,862
Felcor Lodging LP,
6.750%, due 06/01/19	550,000	574,750
Ferrellgas Partners-LP,
9.125%, due 10/01/17	500,000	522,500
First Data Corp.,
10.625%, due 06/15/21[1]	375,000	370,312
11.250%, due 03/31/16	856,000	836,740
12.625%, due 01/15/21	1,100,000	1,163,250
Forest Oil Corp.,
7.250%, due 06/15/19	1,440,000	1,353,600
7.500%, due 09/15/20[1]	400,000	380,000
Freescale Semiconductor, Inc.,
10.125%, due 03/15/18[1]	147,000	159,127
10.750%, due 08/01/20	582,000	640,200
Frontier Communications Corp.,
8.500%, due 04/15/20	1,350,000	1,488,375
9.000%, due 08/15/31	785,000	777,150
9.250%, due 07/01/21	275,000	314,187
FTI Consulting, Inc.,
6.750%, due 10/01/20	675,000	710,437
General Motors Financial Co., Inc.,
3.250%, due 05/15/18[1]	150,000	145,875
4.750%, due 08/15/17[1]	350,000	358,750
Geo Group, Inc.,
5.125%, due 04/01/23[1]	300,000	286,500
Goodyear Tire & Rubber Co.,
6.500%, due 03/01/21	325,000	330,687
8.250%, due 08/15/20	550,000	602,250
Graphic Packaging International, Inc.,
4.750%, due 04/15/21	475,000	459,562
7.875%, due 10/01/18	395,000	426,600

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Grifols, Inc.,
8.250%, due 02/01/18	$360,000	$387,000
Hawk Acquisition Sub, Inc.,
4.250%, due 10/15/20[1]	500,000	478,125
HCA, Inc.,
5.875%, due 03/15/22	300,000	307,875
7.500%, due 02/15/22	950,000	1,052,125
7.875%, due 02/15/20	600,000	646,125
8.500%, due 04/15/19	1,375,000	1,475,547
Hecla Mining Co.,
6.875%, due 05/01/21[1]	600,000	556,500
Helix Energy Solutions Group, Inc.,
9.500%, due 01/15/16[1]	821,000	843,167
Hertz Corp.,
5.875%, due 10/15/20	375,000	386,250
Hiland Partners LP / Hiland
Partners Finance Corp.,
7.250%, due 10/01/20[1]	775,000	798,250
Hilcorp Finance Co.,
8.000%, due 02/15/20[1]	370,000	397,750
Hologic, Inc.,
6.250%, due 08/01/20	200,000	207,375
Host Hotels & Resorts LP REIT,
4.750%, due 03/01/23	266,000	265,408
Huntington Ingalls Industries, Inc.,
7.125%, due 03/15/21	625,000	671,875
Icahn Enterprises LP,
8.000%, due 01/15/18	500,000	525,000
ILFC E-Capital Trust I,
4.960%, due 12/21/65[1,2]	460,000	391,000
IMS Health, Inc.,
6.000%, due 11/01/20[1]	200,000	203,500
Infor US, Inc.,
9.375%, due 04/01/19	675,000	731,531
11.500%, due 07/15/18	350,000	396,375
Interactive Data Corp.,
10.250%, due 08/01/18	415,000	458,575
International Lease Finance Corp.,
3.875%, due 04/15/18	600,000	564,000
5.875%, due 04/01/19	875,000	883,750
5.875%, due 08/15/22	650,000	644,313
7.125%, due 09/01/18[1]	1,475,000	1,629,875
Jabil Circuit, Inc.,
8.250%, due 03/15/18	425,000	498,313
Jefferies Finance LLC,
7.375%, due 04/01/20[1]	625,000	606,250
K Hovnanian Enterprises, Inc.,
7.250%, due 10/15/20[1]	475,000	511,812
Key Energy Services, Inc.,
6.750%, due 03/01/21	525,000	504,000
Lear Corp.,
4.750%, due 01/15/23[1]	750,000	712,500
	Face
	amount	Value

Legacy Reserves LP,
6.625%, due 12/01/21[1]	$400,000	$385,000
Level 3 Communications, Inc.,
11.875%, due 02/01/19	805,000	911,663
Level 3 Financing, Inc.,
10.000%, due 02/01/18	1,135,000	1,222,963
Liberty Mutual Group, Inc.,
7.800%, due 03/15/37[1]	315,000	369,338
Limited Brands, Inc.,
5.625%, due 02/15/22	300,000	304,500
8.500%, due 06/15/19	185,000	214,600
Linn Energy LLC,
7.750%, due 02/01/21	550,000	551,375
8.625%, due 04/15/20	1,180,000	1,239,000
LKQ Corp.,
4.750%, due 05/15/23[1]	575,000	549,125
Lynx II Corp.,
6.375%, due 04/15/23[1]	200,000	201,500
Manitowoc Co., Inc.,
8.500%, due 11/01/20	565,000	615,850
MarkWest Energy Partners LP,
6.750%, due 11/01/20	300,000	316,500
Masco Corp.,
7.125%, due 03/15/20	375,000	418,125
McClatchy Co.,
9.000%, due 12/15/22[1]	1,275,000	1,338,750
MedAssets, Inc.,
8.000%, due 11/15/18	600,000	636,000
Memorial Production Partners LP,
7.625%, due 05/01/21[1]	600,000	591,000
Mercer International, Inc.,
9.500%, due 12/01/17	300,000	321,000
Meritor, Inc.,
10.625%, due 03/15/18	250,000	270,625
MetroPCS Wireless, Inc.,
6.625%, due 04/01/23[1]	575,000	585,063
MGM Resorts International,
8.625%, due 02/01/19	800,000	904,000
10.000%, due 11/01/16	1,940,000	2,274,650
Michael Foods, Inc.,
9.750%, due 07/15/18	680,000	744,600
Midstates Petroleum Co., Inc.,
10.750%, due 10/01/20[1]	1,650,000	1,658,250
Multiplan, Inc.,
9.875%, due 09/01/18[1]	1,325,000	1,440,938
Murray Energy Corp.,
8.625%, due 06/15/21[1]	75,000	75,000
Navios Maritime Acquisition Corp.,
8.625%, due 11/01/17	565,000	577,713
Navios Maritime Holdings, Inc.,
8.875%, due 11/01/17	575,000	595,125
Nexstar Broadcasting, Inc.,
8.875%, due 04/15/17	280,000	299,600
Nielsen Finance LLC,
7.750%, due 10/15/18	450,000	483,750

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Niska Gas Storage US LLC,
8.875%, due 03/15/18	$530,000	$549,875
NRG Energy, Inc.,
7.625%, due 05/15/19	250,000	261,250
8.250%, due 09/01/20	1,425,000	1,535,438
Owens-Illinois, Inc.,
7.800%, due 05/15/18	1,075,000	1,230,875
Pactiv LLC,
8.125%, due 06/15/17	550,000	569,250
PAETEC Holding Corp.,
9.875%, due 12/01/18	990,000	1,093,950
Party City Holdings, Inc.,
8.875%, due 08/01/20[1]	550,000	589,875
Peabody Energy Corp.,
7.375%, due 11/01/16	225,000	249,750
Penn Virginia Resource Partners LP,
6.500%, due 05/15/21[1]	75,000	72,188
8.375%, due 06/01/20	1,000,000	1,055,000
Petco Animal Supplies, Inc.,
9.250%, due 12/01/18[1]	415,000	447,163
Petco Holdings, Inc.,
8.500%, due 10/15/17[1,4]	950,000	969,000
PetroLogistics LP,
6.250%, due 04/01/20[1]	600,000	588,000
Plains Exploration & Production Co.,
6.125%, due 06/15/19	422,000	447,456
Ply Gem Industries, Inc.,
8.250%, due 02/15/18	469,000	499,485
Quicksilver Resources, Inc.,
7.125%, due 04/01/16	950,000	836,000
9.125%, due 08/15/19	425,000	361,250
Quiksilver, Inc.,
6.875%, due 04/15/15	575,000	563,500
Range Resources Corp.,
5.750%, due 06/01/21	350,000	360,500
RBS Capital Trust II,
6.425%, due 01/03/34[2,3]	1,000,000	800,000
Realogy Group LLC,
7.875%, due 02/15/19[1]	350,000	369,250
Revlon Consumer Products Corp.,
5.750%, due 02/15/21[1]	1,000,000	975,000
Reynolds Group Issuer, Inc.,
5.750%, due 10/15/20	800,000	806,000
7.875%, due 08/15/19	1,200,000	1,308,000
9.875%, due 08/15/19	1,335,000	1,428,450
Rite Aid Corp.,
9.250%, due 03/15/20	500,000	551,875
Royal Caribbean Cruises Ltd.,
5.250%, due 11/15/22	675,000	661,500
7.250%, due 06/15/16	250,000	275,000
	Face
	amount	Value

RR Donnelley & Sons Co.,
7.875%, due 03/15/21	$375,000	$382,500
Sabine Pass Liquefaction LLC,
5.625%, due 02/01/21[1]	2,650,000	2,570,500
Samson Investment Co.,
10.000%, due 02/15/20[1]	475,000	500,531
SandRidge Energy, Inc.,
7.500%, due 02/15/23	1,160,000	1,102,000
8.750%, due 01/15/20	425,000	433,500
SBA Telecommunications, Inc.,
5.750%, due 07/15/20[1]	325,000	325,813
Sealed Air Corp.,
5.250%, due 04/01/23[1]	225,000	218,813
8.375%, due 09/15/21[1]	605,000	683,650
ServiceMaster Co.,
7.000%, due 08/15/20	750,000	710,625
8.000%, due 02/15/20	725,000	723,188
SESI LLC,
7.125%, due 12/15/21	1,550,000	1,674,000
Severstal Columbus LLC,
10.250%, due 02/15/18	650,000	673,563
Shingle Springs Tribal Gaming Authority,
9.375%, due 06/15/15[1]	1,750,000	1,732,500
Sirius XM Radio, Inc.,
4.250%, due 05/15/20[1]	250,000	235,000
4.625%, due 05/15/23[1]	400,000	370,000
Sky Growth Acquisition Corp.,
7.375%, due 10/15/20[1]	300,000	307,500
Spectrum Brands Escrow Corp.,
6.375%, due 11/15/20[1]	175,000	183,313
6.625%, due 11/15/22[1]	150,000	157,125
Speedway Motorsports, Inc.,
6.750%, due 02/01/19	225,000	235,125
Springleaf Finance Corp.,
6.900%, due 12/15/17	905,000	888,031
Sprint Capital Corp.,
6.875%, due 11/15/28	750,000	720,000
6.900%, due 05/01/19	775,000	806,000
8.750%, due 03/15/32	575,000	632,500
Sprint Nextel Corp.,
6.000%, due 12/01/16	500,000	527,500
8.375%, due 08/15/17	875,000	982,188
9.000%, due 11/15/18[1]	425,000	497,250
9.125%, due 03/01/17	975,000	1,121,250
11.500%, due 11/15/21	125,000	166,250
SPX Corp.,
6.875%, due 09/01/17	725,000	783,000
SquareTwo Financial Corp.,
11.625%, due 04/01/17	1,045,000	1,071,125
Standard Pacific Corp.,
10.750%, due 09/15/16	750,000	890,625
Suburban Propane Partners LP,
7.500%, due 10/01/18	464,000	487,200

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Face
	amount	Value

Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Sugarhouse HSP Gaming Prop Mezz LP,
6.375%, due 06/01/21[1]	$650,000	$628,875
Swift Energy Co.,
7.875%, due 03/01/22	250,000	248,750
Tenet Healthcare Corp.,
4.375%, due 10/01/21[1]	450,000	412,875
6.875%, due 11/15/31	300,000	258,000
Tesoro Corp.,
4.250%, due 10/01/17	200,000	205,000
5.375%, due 10/01/22	700,000	708,750
Tesoro Logistics LP / Tesoro
Logistics Finance Corp.,
5.875%, due 10/01/20[1]	200,000	197,000
Texas Competitive Electric
Holdings Co. LLC,
11.500%, due 10/01/20[1]	375,000	280,313
TransDigm, Inc.,
7.750%, due 12/15/18	550,000	578,875
TRW Automotive, Inc.,
4.500%, due 03/01/21[1]	350,000	349,125
Tunica-Biloxi Gaming Authority,
9.000%, due 11/15/15[1,5]	245,000	215,600
United States Steel Corp.,
7.375%, due 04/01/20	700,000	689,500
UR Merger Sub Corp.,
8.250%, due 02/01/21	700,000	766,500
USPI Finance Corp.,
9.000%, due 04/01/20	725,000	783,000
Valeant Pharmaceuticals International,
7.000%, due 10/01/20[1]	775,000	790,500
Viskase Cos., Inc.,
9.875%, due 01/15/18[1]	225,000	237,938
VPI Escrow Corp.,
6.375%, due 10/15/20[1]	400,000	395,500
Vulcan Materials Co.,
7.500%, due 06/15/21	1,280,000	1,433,600
	Face
	amount	Value

Warner Chilcott Co. LLC,
7.750%, due 09/15/18	$250,000	$270,000
West Corp.,
7.875%, due 01/15/19	1,032,000	1,073,280
WideOpenWest Finance LLC,
10.250%, due 07/15/19	875,000	929,688
Windstream Corp.,
7.750%, due 10/01/21	550,000	569,250
WMG Acquisition Corp.,
6.000%, due 01/15/21[1]	360,000	366,300
XL Group PLC,
Series E, 6.500%, due 04/15/17[2,3]	765,000	745,875
Yankee Finance, Inc.,
10.250%, due 02/15/16[4]	255,000	261,375
Yonkers Racing Corp.,
11.375%, due 07/15/16[1]	804,000	849,225
Zions Bancorp.,
5.500%, due 11/16/15	280,000	292,144

Total United States corporate bonds		172,712,673

Total corporate bonds
(cost $205,780,686)		205,426,111

Total bonds
(cost $205,780,686)		205,426,111

	Shares

Short-term investment: 9.08%
Investment company: 9.08%
UBS Cash Management Prime
Relationship Fund[6]
(cost $21,061,319)	21,061,319	21,061,319

Total investments: 97.61%
(cost $226,842,005)		226,487,430

Cash and other assets,
less liabilities: 2.39%		5,543,361

Net assets: 100.00%		$232,030,791

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:
Gross unrealized appreciation	$3,735,406
Gross unrealized depreciation	(4,089,981)

Net unrealized depreciation of investments	$(354,575)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 84. Portfolio footnotes begin on page 62.

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

Total return swap agreement5

			Payments	Payments
	Notional	Termination	made by	received by	Upfront		Unrealized
Counterparty	amount	date	the Fund[7]	the Fund[7]	payments	Value	depreciation

MSCI	USD 13,855,000	09/20/13	3 month USD LIBOR	—[8]	$—	$(258,533)	$(258,533)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$205,426,111	$—	$205,426,111

Short-term investment	—	21,061,319	—	21,061,319

Swap agreements, net	—	(258,533)	—	(258,533)

Total	$—	$226,228,897	$—	$226,228,897

   At June 30, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the value of these securities amounted to $73,947,163 or 31.87% of net assets.
[2]	Variable or floating rate security — The interest rate shown is the current rate as of June 30, 2013 and changes periodically.
[3]	Perpetual bond security. The maturity date reflects the next call date.
[4]	PIK — Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
[5]	Illiquid investment. At June 30, 2013, the value of these investments amounted to $474,133 or 0.20% of net assets.
[6]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

		Purchases	Sales		Net income
		during the	during the		earned from
		six months	six months		affiliate for the
	Value	ended	ended	Value	six months ended
Security description	12/31/12	06/30/13	06/30/13	06/30/13	06/30/13

UBS Cash Management Prime Relationship Fund	$40,084,612	$66,892,019	$85,915,312	$21,061,319	$27,985

[7]	Payment made or received is based on the notional amount.
[8]	Payment is based on the performance of the underlying iBoxx USD Liquid High Yield Index.

62	See accompanying notes to financial statements.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio performance

For the six months ended June 30, 2013, UBS Opportunistic Emerging Markets Debt Relationship Fund (the “Fund”) declined 5.71%. For comparison purposes, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) declined 8.22%, and the Emerging Markets Debt Benchmark Index (the “Index”) declined 7.68%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund is managed to provide opportunistic emerging markets debt exposure to broader portfolios. Therefore, it is not managed relative to a benchmark.During the reporting period, the Fund generated a negative return.

The Fund used derivatives during the reporting period. Certain foreign exchange instruments were utilized to manage the Fund’s currency exposure, while credit default swaps were used to express our views regarding specific country exposures, as well as for hedging purposes. To a smaller extent, the Fund also utilized interest rate derivatives to adjust its duration positioning. Although derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund’s overall risk exposure and to implement the aforementioned strategies.

Portfolio performance summary1
What worked

•	Our lack of exposure to a number of countries contributed to performance. In particular, not holding any bonds issued by Indonesia, Malaysia, Peru, Poland and the Philippines was beneficial for results as these countries performed poorly, especially during the second half of the reporting period.

•	The Fund’s fairly short duration was rewarded as interest rates moved sharply higher during the reporting period.

•	Our currency overlay was a positive for results. Local emerging market currencies generally depreciated versus the US dollar during the six-month reporting period. Hedging the Fund’s currency exposures in the Brazilian real and South African rand aided the Fund’s performance.

What didn’t work

•	An allocation to local Brazilian debt detracted from performance. In particular, our exposure and security selection of longer-dated local Brazilian debt with inflation protection was detrimental, as they generated poor results during the reporting period.

•	The Fund’s Argentinean US dollar-denominated bonds were a modest detractor. These securities performed poorly during the first quarter of 2013 due to continued concerns regarding a longstanding dispute between holdouts from Argentina’s 2001 sovereign default. Despite these concerns, investor sentiment improved and Argentina’s debt declined less during the second quarter amid the sharp downturn in the overall emerging market asset class.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Opportunistic Emerging Markets Debt Relationship Fund

•	An allocation to Belarus debt was a small negative for results as their spreads[2] widened during the reporting period.

•	An exposure to Hungary somewhat detracted from performance. In particular, our allocation to Hungarian local debt and security selection were drags on performance, as internal political uncertainties pressured its bonds and currency.

[2]	“Spreads” refers to differences between the yields paid on US Treasury bonds and other types of debt, such as emerging market bonds.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Average annual total returns for periods ended June 30, 2013 (unaudited)

	6 months	1 year	5 years	Inception[1]

UBS Opportunistic Emerging Markets Debt Relationship Fund	(5.71)%	3.20%	9.79%	9.47%

J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)[2]	(8.22)%	1.24%	8.63%	8.44%

Emerging Markets Debt Benchmark Index[3]	(7.68)%	1.31%	7.90%	8.65%

[1]	Inception date of UBS Opportunistic Emerging Markets Debt Relationship Fund is May 31, 2006.
[2]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: from Fund’s inception to 04/30/09—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 05/01/09 to current—50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Top ten long-term fixed income holdings
(unaudited)[1]
As of June 30, 2013
Percentage of
net assets

Notas do Tesouro Nacional, Series B,
6.000%, due 05/15/45	7.7%
Republic of Argentina, Series VII,
7.000%, due 09/12/13	6.7
Nak Naftogaz Ukraine,
9.500%, due 09/30/14	5.3
Republic of Belarus,
8.750%, due 08/03/15	5.1
Republic of Argentina,
7.000%, due 10/03/15	4.7
Federative Republic of Brazil,
6.000%, due 08/15/50	4.3
Republic of Venezuela,
8.250%, due 10/13/24	4.2
VTB Capital SA,
6.950%, due 10/17/22	3.1
KazMunayGas National Co.,
8.375%, due 07/02/13	3.1
Kazatomprom Natsionalnaya
Atomnaya Kompaniya AO,
6.250%, due 05/20/15	3.1

Total	47.3%

Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2013

Bonds
Corporate bonds
Building products	0.68%
Capital markets	5.79
Commercial banks	2.23
Diversified financial services	2.78
Electric utilities	2.16
Food products	0.72
Metals & mining	3.73
Oil, gas & consumable fuels	12.10

Total corporate bonds	30.19%

Non-US government obligations	55.80
Structured notes	5.40

Total bonds	91.39%

Short-term investment	2.86
Options purchased	0.17

Total investments	94.42%

Cash and other assets, less liabilities	5.58

Net assets	100.00%

Country exposure by issuer, top five
(unaudited)[1]
As of June 30, 2013
Percentage of
net assets

Brazil	14.4%
Argentina	12.6
Russia	11.4
Venezuela	7.4
Ukraine	6.4

Total	52.2%

[1]	Figures represent the direct investments of UBS Opportunistic Emerging Markets Debt Relationship Fund (excluding derivatives exposure). Figures might be different if a breakdown of derivatives exposure was included.

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Face
	amount		Value

Bonds: 91.39%
Corporate bonds: 30.19%
Brazil: 2.16%
Centrais Eletricas Brasileiras SA,
5.750%, due 10/27/21[1]		$650,000	$628,874

China: 1.36%
China Liansu Group Holdings Ltd.,
7.875%, due 05/13/16[1]		200,000	198,500
China Oriental Group Co., Ltd.,
8.000%, due 08/18/15[1]		200,000	197,000

Total China corporate bonds			395,500

Croatia: 0.73%
Agrokor DD,
8.875%, due 02/01/20[2]		200,000	210,801

Czech Republic: 0.47%
EP Energy AS,
5.875%, due 11/01/19[2]	EUR	100,000	137,957

Hungary: 1.02%
Magyar Export-Import Bank RT,
5.500%, due 02/12/18[1]		$300,000	296,967

Kazakhstan: 6.14%
Kazatomprom Natsionalnaya
Atomnaya Kompaniya AO,
6.250%, due 05/20/15[1]		850,000	887,187
KazMunayGas National Co.,
8.375%, due 07/02/13[1]		900,000	900,290

Total Kazakhstan corporate bonds			1,787,477

Russia: 8.62%
Bank of Moscow Capital PL,
6.699%, due 03/11/15[1]		300,000	313,500
RSHB Capital SA for OJSC
Russian Agricultural Bank,
7.750%, due 05/29/18[1]		150,000	167,062
VEB Finance Ltd.,
6.800%, due 11/22/25[1]		600,000	641,250
VTB Capital SA,
6.465%, due 03/04/15[1]		450,000	473,265
6.950%, due 10/17/22[1]		900,000	912,150

Total Russia corporate bonds			2,507,227

Ukraine: 6.44%
Biz Finance PLC,
11.000%, due 02/03/14[3]	UAH	3,000,000	334,743
Nak Naftogaz Ukraine,
9.500%, due 09/30/14		$1,550,000	1,538,376

Total Ukraine corporate bonds			1,873,119
	Face
	amount		Value

Venezuela: 3.25%
Petroleos de Venezuela SA,
8.500%, due 11/02/17[1]		$850,000	$778,813
9.000%, due 11/17/21[1]		200,000	166,000

Total Venezuela corporate bonds			944,813

Total corporate bonds
(cost $9,023,095)			8,782,735

Non-US government obligations: 55.80%
Argentina: 12.63%
Republic of Argentina,
6.266%, due 12/15/35[4]		4,800,000	115,386
6.266%, due 12/15/35[4]		3,547,755	81,736
Series VII,
7.000%, due 09/12/13		1,950,000	1,954,713
7.000%, due 10/03/15		1,610,000	1,371,228
Series X, 7.000%, due 04/17/17		200,000	151,083

			3,674,146

Belarus: 5.14%
Republic of Belarus,
8.750%, due 08/03/15[1]		1,500,000	1,494,375

Brazil: 12.27%
Federative Republic of Brazil,
6.000%, due 08/15/50[6]	BRL	1,100,000	1,262,775
Letras do Tesouro Nacional,
6.646%, due 04/01/14[5]		175,000	73,319
Notas do Tesouro Nacional,
Series B,
6.000%, due 05/15/45[6]		1,950,000	2,232,280

			3,568,374

China: 2.04%
China Government Bond,
2.380%, due 07/19/14	CNY	3,200,000	514,712
2.480%, due 12/01/20		500,000	79,717

			594,429

Ghana: 1.45%
Republic of Ghana,
8.500%, due 10/04/17[1]		$400,000	422,000

Hungary: 2.70%
Government of Hungary,
7.625%, due 03/29/41		120,000	124,200
Hungary Treasury Bills,
6.402%, due 07/24/13[5]	HUF	150,000,000	660,255

			784,455

Mexico: 3.03%
Mexican Udibonos,
4.000%, due 11/15/40[6]	MXN	10,398,035	883,232

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Face
	amount		Value

Bonds—(Concluded)
Non-US government obligations—(Concluded)
Nigeria: 4.64%
Nigeria Treasury Bills,
10.746%, due 01/09/14[5]	NGN	20,000,000	$114,629
11.156%, due 09/26/13[5]		142,500,000	849,424
11.317%, due 04/10/14[5]		70,000,000	386,888

			1,350,941

Russia: 2.78%
Russian Federation,
7.000%, due 01/25/23	RUB	27,500,000	809,576

South Africa: 2.42%
Republic of South Africa,
13.500%, due 09/15/15	ZAR	6,050,000	703,461

Turkey: 2.53%
Republic of Turkey,
7.000%, due 10/01/14	TRY	1,342,516	735,938

Venezuela: 4.17%
Republic of Venezuela,
8.250%, due 10/13/24[1]		$1,600,000	1,212,000

Total Non-US government obligations
(cost $17,450,141)			16,232,927

Structured notes: 5.40%
Ghana: 2.42%
Standard Chartered Bank,
23.000%, due 08/21/17[2]
(linked to Republic of Ghana,
23.000%, due 08/21/17)		1,350,000	704,551

India: 2.21%
Standard Chartered Bank,
8.130%, due 09/23/22[2]
(linked to Indian Government Bonds,
8.130%, due 09/23/22)		713,982	641,890

Nigeria: 0.77%
HSBC Bank PLC,
15.663%, due 08/12/13[2,5]
(linked to Nigeria Treasury Bill,
15.663%, due 08/12/13)	NGN	37,000,000	223,844

Total structured notes
(cost $1,779,785)			1,570,285

Total bonds
(cost $28,253,021)			26,585,947

	Shares		Value

Short-term investment: 2.86%
Investment company: 2.86%
UBS Cash Management Prime
Relationship Fund[7]
(cost $833,347)		833,347	$833,347

	Face amount
	covered by
	contracts

Options purchased*: 0.17%
Call options: 0.01%
Foreign Exchange Option,
Buy USD/CLP, strike @ CLP 515.00,
expires July 2013		$200,000	329
Foreign Exchange Option,
Buy USD/SAR, strike @ SAR 3.75,
expires July 2013		1,187,500	1,389
Foreign Exchange Option,
Buy USD/TRY, strike @ TRY 1.94,
expires July 2013		210,000	1,009

			2,727

Put options: 0.16%
Foreign Exchange Option,
Buy AUD/BRL,
strike @ BRL 2.00,
expires November 2013	AUD	200,000	3,612
Foreign Exchange Option,
Buy AUD/CLP,
strike @ CLP 473.00,
expires November 2013		200,000	5,450
Foreign Exchange Option,
Buy EUR/BRL,
strike @ BRL 2.65,
expires July 2013	EUR	100,000	15
Foreign Exchange Option,
Buy EUR/BRL,
strike @ BRL 2.64,
expires July 2013		100,000	12
Foreign Exchange Option,
Buy EUR/BRL,
strike @ BRL 2.60,
expires August 2013		220,000	62
Foreign Exchange Option,
Buy EUR/BRL,
strike @ BRL 2.50,
expires September 2013		170,000	28
Foreign Exchange Option,
Buy EUR/BRL,
strike @ BRL 2.50,
expires September 2013		160,000	29

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Face amount
	covered by
	contracts		Value

Options purchased*—(Concluded)
Put options—(Concluded)
Foreign Exchange Option,
Buy EUR/BRL,
strike @ BRL 2.50,
expires September 2013	EUR	180,000	$41
Foreign Exchange Option,
Buy EUR/BRL,
strike @ BRL 2.80,
expires June 2014		520,000	11,259
Foreign Exchange Option,
Buy EUR/PLN,
strike @ PLN 4.00,
expires October 2013		350,000	364
Foreign Exchange Option,
Buy EUR/PLN,
strike @ PLN 4.00,
expires January 2014		320,000	1,015
Foreign Exchange Option,
Buy EUR/ZAR,
strike @ ZAR 11.50,
expires July 2013		100,000	0
Foreign Exchange Option,
Buy EUR/ZAR,
strike @ ZAR 12.00,
expires July 2013		100,000	24
Foreign Exchange Option,
Buy EUR/ZAR,
strike @ ZAR 11.50,
expires October 2013		190,000	525
Foreign Exchange Option,
Buy GBP/BRL,
strike @ BRL 2.90,
expires September 2013	GBP	250,000	1
Foreign Exchange Option,
Buy GBP/MXN,
strike @ MXN 18.80,
expires September 2013		190,000	1,864
Foreign Exchange Option,
Buy GBP/RUB,
strike @ RUB 45.90,
expires September 2013		170,000	97
Foreign Exchange Option,
Buy GBP/ZAR,
strike @ ZAR 13.20,
expires September 2013		80,000	70
Foreign Exchange Option,
Buy GBP/ZAR,
strike @ ZAR 13.20,
expires September 2013		130,000	114
	Face amount
	covered by
	contracts	Value

Foreign Exchange Option,
Buy USD/BRL,
strike @ BRL 1.90,
expires April 2014	$980,000	$1,102
Foreign Exchange Option,
Buy USD/BRL,
strike @ BRL 2.03,
expires June 2014	420,000	2,198
Foreign Exchange Option,
Buy USD/BRL,
strike @ BRL 2.03,
expires June 2014	280,000	1,465
Foreign Exchange Option,
Buy USD/MXN,
strike @ MXN 12.00,
expires July 2013	140,000	2
Foreign Exchange Option,
Buy USD/MXN,
strike @ MXN 12.00,
expires October 2013	340,000	761
Foreign Exchange Option,
Buy USD/SAR,
strike @ SAR 3.75,
expires July 2013	1,187,500	324
Foreign Exchange Option,
Buy USD/TRY,
strike @ TRY 1.92,
expires June 2014	760,000	14,687
Foreign Exchange Option,
Buy USD/ZAR,
strike @ ZAR 9.70,
expires July 2013	210,000	917
Foreign Exchange Option,
Buy USD/ZAR,
strike @ ZAR 8.50,
expires July 2013	310,000	7
Foreign Exchange Option,
Buy USD/ZAR,
strike @ ZAR 8.40,
expires August 2013	230,000	11
Foreign Exchange Option,
Buy USD/ZAR,
strike @ ZAR 9.00,
expires September 2013	190,000	560

		46,616

Total options purchased
(cost $137,259)		49,343

Total investments: 94.42%
(cost $29,223,627)		27,468,637

Cash and other assets,
less liabilities: 5.58%		1,622,450

Net assets: 100.00%		$29,091,087

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:
Gross unrealized appreciation	$510,236
Gross unrealized depreciation	(2,265,226)

Net unrealized depreciation of investments	$(1,754,990)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 84. Portfolio footnotes begin on page 73.

Forward foreign currency contracts

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

BB	PLN	2,003,000	USD	620,989	09/18/13	$21,126

BB	SGD	15,000	USD	12,258	07/08/13	423

BB	TRY	2,550,000	USD	1,292,317	09/18/13	(13,520)

BB	TWD	63,000	USD	2,108	09/18/13	4

BB	USD	196,843	BRL	415,000	07/03/13	(10,903)

BB	USD	22,727	BRL	55,000	06/10/14	237

BB	USD	471,515	BRL	1,076,000	06/10/14	(22,246)

BB	USD	70,691	MXN	900,000	09/10/13	(1,677)

BB	USD	12,192	SGD	15,000	07/08/13	(357)

BB	USD	42,000	ZAR	431,000	07/03/13	1,595

BB	ZAR	292,000	USD	30,001	07/03/13	466

BB	ZAR	700,000	USD	72,025	07/05/13	1,242

CSI	BRL	7,346,246	USD	3,397,894	09/18/13	158,607

CSI	CLP	167,977,000	USD	328,240	09/23/13	1,998

CSI	IDR	4,974,664,000	USD	493,616	09/18/13	(2,477)

CSI	PLN	1,400,000	USD	417,482	09/18/13	(1,793)

CSI	TRY	478,000	EUR	191,883	08/29/13	4,323

CSI	USD	1,160,271	INR	67,551,000	09/18/13	(38,976)

CSI	USD	247,042	MXN	3,192,000	09/10/13	(2,275)

CSI	USD	50,806	MXN	657,000	09/18/13	(461)

CSI	USD	2,085	TRY	4,000	08/29/13	(30)

CSI	USD	167,966	ZAR	1,692,000	07/03/13	3,176

CSI	ZAR	417,000	USD	41,988	07/03/13	(191)

DB	BRL	303,000	USD	141,292	07/03/13	5,532

DB	CLP	315,000,000	USD	615,896	09/23/13	4,109

DB	EUR	191,981	TRY	474,000	08/29/13	(6,504)

DB	GBP	68,000	USD	104,802	07/26/13	1,394

DB	MXN	7,909,000	USD	585,056	09/10/13	(21,416)

DB	TRY	738,340	USD	385,435	09/18/13	7,337

DB	UAH	1,982,500	USD	214,323	02/03/14	(20,437)

DB	USD	91,039	BRL	191,000	07/03/13	(5,461)

DB	USD	12,199	KRW	13,885,400	09/23/13	(86)

DB	USD	65,403	MXN	837,000	09/10/13	(1,221)

DB	USD	618,171	MYR	1,952,000	09/18/13	(3,538)

DB	USD	636,429	PHP	27,516,000	09/18/13	(125)

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

Forward foreign currency contracts (Concluded)

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

DB	USD	728,859	THB	22,478,000	09/18/13	$(7,100)

DB	USD	107,954	ZAR	1,105,000	07/05/13	3,782

DB	ZAR	1,414,000	USD	144,996	07/03/13	1,972

DB	ZAR	405,000	USD	41,504	07/05/13	551

GSI	BRL	1,131,000	USD	469,003	06/10/14	(3,230)

GSI	HUF	147,270,000	USD	643,072	09/18/13	(1,744)

GSI	UAH	447,500	USD	45,248	02/03/14	(7,743)

JPMCB	EUR	350,000	USD	454,202	07/11/13	(1,390)

JPMCB	USD	235,775	EUR	180,000	07/11/13	(1,470)

JPMCB	USD	221,132	EUR	170,000	07/11/13	155

MLI	BRL	303,000	USD	141,193	07/03/13	5,434

MLI	USD	228,694	MXN	2,980,000	09/10/13	(184)

Net unrealized appreciation on forward foreign currency contracts						$46,908

Futures contracts

		Cost/		Unrealized
	Expiration date	(proceeds)	Value	appreciation

US Treasury futures sell contracts:
10 Year US Treasury Notes, 4 contracts (USD)	September 2013	$(518,433)	$(506,250)	$12,183

Currency swap agreement[3]

	Pay	Receive	Termination	Pay	Receive	Upfront		Unrealized
Counterparty	contracts	contracts	date	rate[8]	rate[8]	payments	Value	appreciation

BB	INR 37,150,000	USD 719,681	12/05/16	4.500%	6 month USD LIBOR	$—	$118,253	$118,253

Interest rate swap agreements

				Payments	Payments
	Notional		Termination	made by	received by	Upfront		Unrealized
Counterparty	amount		date	the Fund[8]	the Fund[8]	payments	Value	depreciation

CITI	KRW	1,100,000,000	08/26/16	3.410%	3 month CD KSDA	$—	$(13,470)	$(13,470)

CSI	ZAR	8,000,000	06/04/18	3 month JIBAR	6.400%	—	(24,039)	(24,039)

DB	ZAR	4,400,000	05/31/23	3 month JIBAR	7.480	—	(14,759)	(14,759)

GSI	TWD	32,500,000	08/26/16	1.280	3 month TWCPBA	—	(6,120)	(6,120)

							$(58,388)	$(58,388)

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

Credit default swaps on sovereign issues—sell protection[9]

				Payments	Upfront
		Notional	Termination	received by	payments		Unrealized	Credit
Counterparty	Referenced obligation[10]	amount	date	the Fund[8]	made	Value	depreciation	spread[11]

CITI	Republic of Korea bond,
	4.875%, due 09/22/14	USD 450,000	06/20/18	1.000%	$(3,873)	$3,033	$(840)	0.865%

Options written

	Expiration	Premiums
Put options	date	received	Value

Foreign Exchange Option, Sell AUD/BRL, AUD 200,000 face amount covered by
contracts, strike @ BRL 1.90	November 2013	$1,404	$(1,955)
Foreign Exchange Option, Sell AUD/CLP, AUD 200,000 face amount covered by
contracts, strike @ CLP 450.00	November 2013	1,139	(2,022)
Foreign Exchange Option, Sell EUR/BRL, EUR 100,000 face amount covered by
contracts, strike @ BRL 2.56	July 2013	1,145	(1)
Foreign Exchange Option, Sell EUR/BRL, EUR 100,000 face amount covered by
contracts, strike @ BRL 2.55	July 2013	963	0
Foreign Exchange Option, Sell EUR/BRL, EUR 220,000 face amount covered by
contracts, strike @ BRL 2.50	August 2013	785	(5)
Foreign Exchange Option, Sell EUR/BRL, EUR 170,000 face amount covered by
contracts, strike @ BRL 2.40	September 2013	986	(3)
Foreign Exchange Option, Sell EUR/BRL, EUR 160,000 face amount covered by
contracts, strike @ BRL 2.40	September 2013	767	(3)
Foreign Exchange Option, Sell EUR/BRL, EUR 180,000 face amount covered by
contracts, strike @ BRL 2.40	September 2013	611	(5)
Foreign Exchange Option, Sell EUR/BRL, EUR 1,040,000 face amount covered by
contracts, strike @ BRL 2.60	June 2014	8,564	(8,333)
Foreign Exchange Option, Sell EUR/PLN, EUR 350,000 face amount covered by
contracts, strike @ PLN 3.90	October 2013	585	(97)
Foreign Exchange Option, Sell EUR/PLN, EUR 320,000 face amount covered by
contracts, strike @ PLN 3.90	January 2014	1,334	(444)
Foreign Exchange Option, Sell EUR/ZAR, EUR 100,000 face amount covered by
contracts, strike @ ZAR 11.00	July 2013	457	0
Foreign Exchange Option, Sell EUR/ZAR, EUR 200,000 face amount covered by
contracts, strike @ ZAR 11.40	July 2013	1,071	0
Foreign Exchange Option, Sell EUR/ZAR, EUR 190,000 face amount covered by
contracts, strike @ ZAR 11.00	October 2013	1,966	(137)
Foreign Exchange Option, Sell GBP/BRL, GBP 250,000 face amount covered by
contracts, strike @ BRL 2.75	September 2013	2,488	0
Foreign Exchange Option, Sell GBP/MXN, GBP 190,000 face amount covered by
contracts, strike @ MXN 17.90	September 2013	2,098	(343)
Foreign Exchange Option, Sell GBP/RUB, GBP 170,000 face amount covered by
contracts, strike @ RUB 44.20	September 2013	1,374	(19)
Foreign Exchange Option, Sell GBP/ZAR, GBP 210,000 face amount covered by
contracts, strike @ ZAR 12.75	September 2013	2,575	(48)
Foreign Exchange Option, Sell USD/BRL, USD 980,000 face amount covered by
contracts, strike @ BRL 1.80	April 2014	2,606	(277)
Foreign Exchange Option, Sell USD/BRL, USD 840,000 face amount covered by
contracts, strike @ BRL 1.96	June 2014	3,784	(2,261)

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

Options written (Concluded)

	Expiration	Premiums
Put options	Date	received	Value

Foreign Exchange Option, Sell USD/BRL, USD 560,000 face amount covered by
contracts, strike @ BRL 1.96	June 2014	$2,773	$(1,511)
Foreign Exchange Option, Sell USD/MXN, USD 340,000 face amount covered by
contracts, strike @ MXN 11.50	October 2013	1,582	(151)
Foreign Exchange Option, Sell USD/TRY, USD 380,000 face amount covered by
contracts, strike @ TRY 1.98	June 2014	12,008	(12,352)
Foreign Exchange Option, Sell USD/ZAR, USD 210,000 face amount covered by
contracts, strike @ ZAR 9.40	July 2013	546	(234)
Foreign Exchange Option, Sell USD/ZAR, USD 380,000 face amount covered by
contracts, strike @ ZAR 8.40	September 2013	1,904	(142)

Total options written		$55,515	$(30,343)

Written foreign exchange options activity for the period ended June 30, 2013 was as follows:

Premiums
received

Foreign exchange options outstanding at December 31, 2012	$—

Foreign exchange options written	218,776

Foreign exchange options terminated in closing purchase transactions	(163,053)

Foreign exchange options expired prior to exercise	(208)

Foreign exchange options outstanding at June 30, 2013	$55,515

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$8,782,735	$—	$8,782,735

Non-US government obligations	—	16,232,927	—	16,232,927

Structured notes	—	1,570,285	—	1,570,285

Short-term investment	—	833,347	—	833,347

Options purchased	—	49,343	—	49,343

Forward foreign currency contracts, net	—	46,908	—	46,908

Futures contracts, net	12,183	—	—	12,183

Swap agreements, net	—	62,898	—	62,898

Options written	—	(30,343)	—	(30,343)

Total	$12,183	$27,548,100	$—	$27,560,283

       At June 30, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes
*	Non-income producing security.
[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2013, the value of these securities amounted to $9,689,233 or 33.31% of net assets.

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the value of these securities amounted to $1,919,043 or 6.60% of net assets.
[3]	Illiquid investment. At June 30, 2013, the value of these investments amounted to $452,996 or 1.56% of net assets.
[4]	Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[5]	Interest rate is the discount rate at the date of purchase.
[6]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[7]	The table below details the Fund’s investments in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/12	06/30/13	06/30/13	06/30/13	06/30/13

UBS Cash Management Prime Relationship Fund	$2,729,580	$10,346,434	$12,242,667	$833,347	$2,184

[8]	Payments made or received are based on the notional amount.
[9]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced index/obligation.
[10]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[11]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

74	See accompanying notes to financial statements.

UBS Cash Management Prime Relationship Fund

Portfolio performance
For the six months ended June 30, 2013, UBS Cash Management Prime Relationship Fund (the “Fund”) returned 0.08%, versus the 0.02% return of the Citigroup One-Month US Treasury Bill Index (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on distributions, while the Index returns do not reflect the deduction of fees and expenses.)

Portfolio performance summary1

•	The Fund’s portfolio remained highly diversified by both weighted average maturity and security type over the reporting period. At the issuer level, we maintained a greater than usual level of diversification by investing in smaller positions, with the goal of reducing risk and keeping the Fund highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

•	We adjusted the Fund’s sector exposures during the reporting period. Throughout the six-month period, we significantly increased the Fund’s exposure to repurchase agreements (transactions whereby the seller of a security agrees to buy it back at a predetermined time and price, or upon demand). In contrast, we reduced the Fund’s allocations to commercial paper, certificates of deposit, US government and agency obligations and short-term corporate obligations.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Cash Management Prime Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Face
	amount	Value

Short-term investments: 100.00%
Certificates of deposit: 10.53%
Bank of Montreal,
0.180%, due 09/04/13	$5,000,000	$5,000,000
Bank of Nova Scotia,
0.262%, due 07/19/13[1]	5,000,000	5,000,000
0.336%, due 07/30/13[1]	4,000,000	4,000,000
Branch Banking & Trust Co.,
0.170%, due 07/15/13	7,000,000	7,000,000
Citibank N.A.,
0.180%, due 08/01/13	5,000,000	5,000,000
Credit Agricole Corporate and
Investment Bank,
0.170%, due 07/09/13	7,000,000	7,000,000
Credit Industriel et Commercial,
0.240%, due 09/05/13	7,000,000	7,000,000
Credit Suisse,
0.240%, due 09/09/13	7,000,000	7,000,000
Mizuho Bank Ltd.,
0.180%, due 08/02/13	6,000,000	6,000,000
Norinchukin Bank,
0.160%, due 07/08/13	7,000,000	7,000,000
Rabobank Nederland NV,
0.360%, due 06/11/14	4,000,000	4,000,000
0.423%, due 09/25/13[1]	6,000,000	6,000,000
Sumitomo Mitsui Banking Corp.,
0.230%, due 07/26/13	5,000,000	5,000,000
Svenska Handelsbanken,
0.200%, due 07/01/13	6,000,000	6,000,000
Toronto-Dominion Bank,
0.233%, due 07/22/13[1]	3,000,000	3,000,000
0.276%, due 07/26/13[1]	6,000,000	6,000,000

Total certificates of deposit
(cost $90,000,000)		90,000,000

Commercial paper: 39.51%
ANZ New Zealand Int’l Ltd.,
0.285%, due 08/15/13[1,3]	3,000,000	2,999,995
Atlantic Asset Securitization LLC,
0.160%, due 07/08/13[2,3]	5,000,000	4,999,844
Barclays Bank PLC,
0.240%, due 08/23/13[2,3]	7,000,000	6,997,527
0.250%, due 08/08/13[2,3]	6,000,000	5,998,417
Bedford Row Funding Corp.,
0.422%, due 12/16/13[2,3]	3,500,000	3,493,140
BNP Paribas Finance, Inc.,
0.260%, due 08/01/13[2]	7,000,000	6,998,433
Cancara Asset Securitisation LLC,
0.185%, due 08/01/13[2,3]	16,000,000	15,997,451
0.200%, due 07/17/13[2,3]	2,000,000	1,999,822
	Face
	amount	Value

Ciesco LLC,
0.220%, due 09/20/13[3]	$9,000,000	$9,000,000
Commonwealth Bank of Australia,
0.233%, due 07/24/13[1,3]	5,000,000	5,000,000
Erste Abwicklungsanstalt,
0.200%, due 10/30/13[2,3]	5,000,000	4,996,639
0.210%, due 07/09/13[2,3]	5,000,000	4,999,767
Erste Finance Delaware LLC,
0.160%, due 07/01/13[2,3]	10,000,000	10,000,000
FCAR Owner Trust,
0.180%, due 07/15/13[2]	5,000,000	4,999,650
0.210%, due 08/01/13[2]	6,000,000	5,998,915
General Electric Capital Corp.,
0.230%, due 12/04/13[2]	5,000,000	4,995,017
0.240%, due 10/02/13[2]	5,000,000	4,996,900
Gotham Funding Corp.,
0.160%, due 07/11/13[2,3]	4,089,000	4,088,818
0.170%, due 07/15/13[2,3]	5,000,000	4,999,669
0.190%, due 08/20/13[2,3]	5,000,000	4,998,681
ING US Funding LLC,
0.160%, due 07/02/13[2]	3,698,000	3,697,984
JPMorgan Chase & Co.,
0.260%, due 07/29/13[2]	5,000,000	4,998,989
0.351%, due 12/02/13[2]	4,000,000	3,994,011
Liberty Street Funding LLC,
0.150%, due 07/09/13[2,3]	3,000,000	2,999,900
0.150%, due 07/25/13[2,3]	5,000,000	4,999,500
Market Street Funding LLC,
0.160%, due 08/05/13[2,3]	5,000,000	4,999,222
0.170%, due 09/12/13[2,3]	7,000,000	6,997,587
0.180%, due 07/18/13[2,3]	3,000,000	2,999,745
MetLife Short Term Funding LLC,
0.156%, due 09/10/13[2,3]	12,000,000	11,996,312
Mizuho Funding LLC,
0.230%, due 07/01/13[3]	6,000,000	6,000,000
Natixis US Finance Co. LLC,
0.110%, due 07/01/13[2]	10,000,000	10,000,000
0.180%, due 07/01/13[2]	8,000,000	8,000,000
Nieuw Amsterdam Receivables Corp.,
0.150%, due 07/16/13[2,3]	7,000,000	6,999,563
0.160%, due 07/19/13[2,3]	5,000,000	4,999,600
Northern Pines Funding LLC,
0.260%, due 09/13/13[2,3]	7,000,000	6,996,259
0.501%, due 07/01/13[2,3]	4,000,000	4,000,000
Old Line Funding LLC,
0.210%, due 08/15/13[2,3]	5,000,000	4,998,688
0.220%, due 10/17/13[2]	5,000,000	4,996,700
Prudential Funding LLC,
0.170%, due 07/15/13[2]	5,000,000	4,999,669
RBS Holdings USA, Inc.,
0.120%, due 07/01/13[2,3]	5,000,000	5,000,000
Regency Markets No. 1 LLC,
0.170%, due 07/15/13[2,3]	5,000,000	4,999,669

UBS Cash Management Prime Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Face
	amount	Value

Short-term investments—(Concluded)
Commercial paper—(Concluded)
Sheffield Receivables Corp.,
0.190%, due 08/20/13[2,3]	$5,000,000	$4,998,681
0.200%, due 07/09/13[2,3]	6,000,000	5,999,733
Skandinaviska Enskilda Banken AB,
0.215%, due 07/15/13[2,3]	7,000,000	6,999,415
Societe Generale North America, Inc.,
0.200%, due 08/01/13[2]	7,000,000	6,998,794
State Street Corp.,
0.170%, due 09/03/13[2]	5,000,000	4,998,489
0.170%, due 09/10/13[2]	5,000,000	4,998,324
Toyota Motor Credit Corp.,
0.170%, due 10/10/13[2]	6,000,000	5,997,138
0.236%, due 07/24/13[1]	5,000,000	5,000,000
0.260%, due 09/16/13[2]	5,000,000	4,997,219
Versailles Commercial Paper LLC,
0.180%, due 07/08/13[2,3]	14,000,000	13,999,510
Victory Receivables Corp.,
0.160%, due 07/15/13[2,3]	7,000,000	6,999,564
0.180%, due 07/09/13[2,3]	5,000,000	4,999,800
Wal-Mart Stores, Inc.,
0.070%, due 07/01/13[2,3]	5,000,000	5,000,000
Wells Fargo & Co.,
0.180%, due 08/15/13[2]	5,000,000	4,998,875
Westpac Securities NZ Ltd.,
0.190%, due 09/16/13[2,3]	5,000,000	4,997,968
0.364%, due 07/02/13[1,3]	2,500,000	2,500,000
Working Capital Management Co.,
0.200%, due 08/12/13[2,3]	5,000,000	4,998,833

Total commercial paper
(cost $337,714,426)		337,714,426

Short-term corporate obligations: 1.52%
Bank of America N.A.,
0.190%, due 07/02/13	5,000,000	5,000,000
0.190%, due 07/25/13	3,000,000	3,000,000
Wells Fargo Bank N.A.,
0.373%, due 09/23/13[1]	5,000,000	5,000,000

Total short-term corporate obligations
(cost $13,000,000)		13,000,000

US government and agency obligations: 11.79%
Federal Farm Credit Bank,
0.050%, due 08/14/13[2]	5,000,000	4,999,694
Federal Home Loan Banks,
0.050%, due 08/15/13[2]	10,000,000	9,999,375
0.075%, due 09/11/13[2]	5,000,000	4,999,250
0.110%, due 09/18/13[2]	5,000,000	4,998,793
Federal Home Loan Mortgage Corp.,[4]
0.095%, due 12/02/13[2]	6,000,000	5,997,562
0.130%, due 08/26/13[2]	5,700,000	5,698,847
1.375%, due 02/25/14	5,000,000	5,040,049
	Face
	amount	Value

Federal National Mortgage
Association,[4]
0.150%, due 08/21/13[2]	$3,000,000	$2,999,362
0.150%, due 09/03/13[2]	8,000,000	7,997,867
US Treasury Bills,
0.025%, due 08/22/13[2]	20,000,000	19,999,278
0.125%, due 09/05/13[2]	5,000,000	4,998,854
US Treasury Notes,
0.125%, due 09/30/13[2]	4,000,000	3,999,242
0.500%, due 11/15/13	5,000,000	5,005,645
0.750%, due 12/15/13	9,000,000	9,023,218
2.750%, due 10/31/13	5,000,000	5,043,196

Total US government and agency obligations
(cost $100,800,232)		100,800,232

Repurchase agreements: 36.65%
Repurchase agreement dated 06/28/13 with Barclays Capital, Inc., 0.100% due 07/01/13 collateralized by $136,007,200 US Treasury Note, 0.750%, due 03/31/18; (value - $132,600,052); proceeds: $130,001,083	130,000,000	130,000,000
Repurchase agreement dated 06/28/13 with Deutsche Bank, 0.180% due 07/01/13 collateralized by $175,606,000 various US Government Agencies, 0.500% to 5.000%, due 01/30/14 to 03/09/18; (value - $176,766,526); proceeds: $173,302,600	173,300,000	173,300,000
Repurchase agreement dated 04/24/13 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.530% due 07/01/13 collateralized by $13,211,918 with various US Government Agencies, 0.000% to 1.122%, due 05/25/35 to 06/20/37; (value - $10,700,000); proceeds: $10,011,425[1,5]	10,000,000	10,000,000

Total repurchase agreements
(cost $313,300,000)		313,300,000

Total short-term investments
(cost $854,814,658)		854,814,658

Total investments: 100.00%
(cost $854,814,658)[6]		854,814,658

Liabilities, in excess of cash
and other assets: 0.00%[7]		(32,132)

Net assets: 100.00%		$854,782,526

UBS Cash Management Prime Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

Notes to portfolio of investments
For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 84. Portfolio footnotes begin on page 78.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Certificates of deposit	$—	$90,000,000	$—	$90,000,000

Commercial paper	—	337,714,426	—	337,714,426

Short-term corporate obligations	—	13,000,000	—	13,000,000

US government and agency obligations	—	100,800,232	—	100,800,232

Repurchase agreements	—	313,300,000	—	313,300,000

Total	$—	$854,814,658	$—	$854,814,658

   At June 30, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes
[1]	Variable or floating rate security — The interest rate shown is the current rate as of June 30, 2013 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.
[2]	Rate shown is the discount rate at date of purchase.
[3]	Security exempt from registration pursuant to Section 4(2) under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the value of these securities amounted to $231,049,319 or 27.03% of net assets.
[4]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[5]	Illiquid investment. At June 30, 2013, the value of this security amounted to $10,000,000 or 1.17% of net assets.
[6]	Aggregate cost for federal income tax purposes, which was the same for book purposes.
[7]	Amount represents less than 0.005%.

78	See accompanying notes to financial statements.

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund

Portfolio performance
For the six months ended June 30, 2013, UBS U.S. Treasury Inflation Protected Securities Relationship Fund (the “Fund”) declined 7.16%. For comparison purposes, the Barclays US Treasury Inflation-Protected Securities Index (the “Index”) declined 7.39% and the Citigroup US Inflation Linked Securities Index declined 7.84% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index on a relative basis during the reporting period largely due to sector allocation between Treasury Inflation Protected Securities (“TIPS”) and nominal US Treasuries.

The Fund used certain interest rate derivative instruments to adjust its duration and yield curve positioning during the period. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilized to manage the Fund’s overall risk exposure and to implement the aforementioned strategies. That said, duration positioning, overall, contributed to performance during the reporting period.

Portfolio performance summary1
What worked

•		Tactically adjusting the Fund’s allocation to TIPS and conventional Treasuries was positive for performance. During the reporting period, we tactically adjusted the Fund’s allocations, adding to nominal US Treasuries when we viewed TIPS as expensive. In aggregate, this was beneficial for results.

•		The Fund’s short duration position during the second half of the reporting period was rewarded, as interest rates moved higher.

	–	We have held the view that US interest rate markets had largely discounted much of the potentially negative economic and policy news and that, at the margin, because of a narrowing tail risk in global markets, demand for safe haven assets would subside.

	–	The Fund’s duration was tactically adjusted throughout the reporting period with a bias to being short duration.

What didn’t work

•		Security selection detracted from Fund performance during the reporting period. Overall, issue selection in nominal US Treasuries detracted from performance during the six-month reporting period.

•		Yield curve positioning modestly detracted during the six months. The Fund’s duration was neutral or tactically shorter than that of the Index, while we believed US yields would move higher. We implemented our shorter duration bias by being underweight the back end of the yield curve (longest maturities) and overweight the belly (intermediate maturities) of the yield curve. This yield curve positioning detracted from the Fund’s results as the yield curve flattened.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund

Average annual total returns for periods ended June 30, 2013 (unaudited)

	6 months	1 year	5 years	Inception[1]

UBS U.S. Treasury Inflation Protected Securities Relationship Fund	(7.16)%	(4.08)%	5.53%	6.89%

Barclays US Treasury Inflation-Protected Securities Index[2,4]	(7.39)%	(4.78)%	4.41%	5.87%

Citigroup US Inflation Linked Securities Index[3,4]	(7.84)%	(5.22)%	4.47%	5.91%

[1]	Inception date of UBS U.S. Treasury Inflation Protected Securities Relationship Fund is July 27, 2007.
[2]	The Barclays US Treasury Inflation-Protected Securities Index is a market value-weighted index that tracks inflation-protected securities issued by the US Treasury. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Citigroup US Inflation Linked Securities Index is an unmanaged broad-based index comprised of US Treasury securities that measures the return of debentures with fixed rate coupon payments that adjust for inflation as measured by the Consumer Price Index. Investors should note that indices do not reflect the deduction of fees and expenses.
[4]	Effective July 1, 2012, the Fund’s index changed from the Citigroup US Inflation Linked Securities Index to the Barclays US Treasury Inflation Protected Securities Index. The new index is widely utilized in the industry and more reflective of the investable universe available to the Fund.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund

Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2013

Bonds
US government obligations	99.56%

Total bonds	99.56%

Short-term investment	0.78

Total investments	100.34%

Liabilities, in excess of cash and other assets	(0.34)

Net assets	100.00%

[1]	Figures represent the direct investments of UBS U.S. Treasury Inflation Protected Securities Relationship Fund (excluding derivatives exposure). Figures might be different if a breakdown of derivatives exposure was included.

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund
Portfolio of investments

June 30, 2013 (unaudited)

	Face
	amount	Value

Bonds: 99.56%
US government obligations: 99.56%
US Treasury Inflation Indexed Bonds (TIPS),
2.000%, due 01/15/26	$300,000	$405,867
2.125%, due 02/15/41	260,000	336,144
2.375%, due 01/15/25	200,000	293,907
2.500%, due 01/15/29	275,000	367,365
3.375%, due 04/15/32	150,000	276,012
US Treasury Inflation Indexed Notes (TIPS),
0.125%, due 04/15/16	125,000	135,067
0.125%, due 04/15/17	75,000	78,781
0.125%, due 01/15/22	225,000	226,411
0.125%, due 07/15/22	275,000	271,793
0.125%, due 01/15/23	500,000	488,393
0.500%, due 04/15/15	325,000	357,413
0.625%, due 07/15/21	150,000	159,714
1.125%, due 01/15/21	200,000	227,364
1.250%, due 04/15/14	125,000	139,221
1.375%, due 07/15/18	350,000	412,209
1.375%, due 01/15/20	125,000	146,448
1.625%, due 01/15/15	350,000	443,176
1.875%, due 07/15/19	225,000	276,259
2.375%, due 01/15/17	250,000	319,524
2.500%, due 07/15/16	375,000	477,288

Total US government obligations
(cost $6,093,907)		5,838,356

Total bonds
(cost $6,093,907)		5,838,356
	Shares	Value

Short-term investment: 0.78%
Investment company: 0.78%
UBS Cash Management Prime
Relationship Fund[1]
(cost $45,606)	45,606	$45,606

Total investments: 100.34%
(cost $6,139,513)		5,883,962

Liabilities, in excess of cash
and other assets: (0.34%)		(19,994)

Net assets: 100.00%		$5,863,968

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:
Gross unrealized appreciation	$67,222
Gross unrealized depreciation	(322,773)

Net unrealized depreciation of investments	$(255,551)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 84. Portfolio footnotes begin on page 83.

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund
Portfolio of investments

Futures contracts

	Expiration	Cost/		Unrealized
	date	(proceeds)	Value	appreciation

US Treasury futures sell contracts:
10 Year US Treasury Notes, 3 contracts (USD)	September 2013	$(381,883)	$(379,687)	$2,196

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s investments:

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

US government obligations	$—	$5,838,356	$—	$5,838,356

Short-term investment	—	45,606	—	45,606

Futures contracts, net	2,196	—	—	2,196

Total	$2,196	$5,883,962	$—	$5,886,158

   At June 30, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes
[1]	The table below details the Fund’s investments in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/12	06/30/13	06/30/13	06/30/13	06/30/13

UBS Cash Management Prime Relationship Fund	$460,714	$2,543,559	$2,958,667	$45,606	$233

See accompanying notes to financial statements.	83

UBS Relationship Funds

Portfolio acronyms

ADR	American depositary receipt
CD KSDA	Korean Securities Dealer Association 91 day Certificate of Deposit Rate
ETF	Exchange Traded Fund
GDP	Gross domestic product
GDR	Global depositary receipt
GE	General Electric
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
NVDR	Non-voting depositary receipt
OJSC	Open joint stock company
Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real estate investment trust
SPDR	Standard & Poor’s Depositary Receipts
TWCPBA	Taiwan Secondary Market Bills Rate
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasuy security of the same maturity.

Counterparty abbreviations

BB	Barclays Bank PLC	DB	Deutsche Bank AG	MSCI	Morgan Stanley & Co.
CIBC	Canadian Imperial Bank of	GSI	Goldman Sachs International		International PLC
	Commerce	HSBC	HSBC Bank NA	RBS	Royal Bank of Scotland PLC
CITI	Citibank NA	JPMCB	JPMorgan Chase Bank
CSI	Credit Suisse International	MLI	Merrill Lynch International

Currency abbreviations

AUD	Australian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
BRL	Brazilian Real	ILS	Israel New Shekel	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SAR	Saudi Arabian Riyal
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CLP	Chilean Peso	KRW	Korean Won	SGD	Singapore Dollar
CNY	Chinese Yuan	MXN	Mexican Peso	THB	Thai Baht
DKK	Danish Krone	MYR	Malaysian Ringgit	TRY	Turkish Lira
EUR	Euro	NGN	Nigerian Naira	TWD	Taiwan Dollar
GBP	Great Britain Pound	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
HKD	Hong Kong Dollar	NZD	New Zealand Dollar	USD	United States Dollar
HUF	Hungarian Forint	PHP	Philippine Peso	ZAR	South African Rand

84	See accompanying notes to financial statements.

UBS Relationship Funds

June 30, 2013 (unaudited)

Explanation of expense disclosure
As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 to June 30, 2013.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This projection assumes that annualized expense ratios were in effect during the period January 1, 2013 to June 30, 2013.

UBS Relationship Funds

June 30, 2013 (unaudited)

	Beginning	Ending	Expenses paid	Expense
	account value	account value	during period*	ratio during
	January 1, 2013	June 30, 2013	01/01/13 – 06/30/13	period

UBS Global Securities Relationship Fund
Actual	$1,000.00	$1,025.40	$0.70	0.1396%
Hypothetical
(5% annual return before expenses)	1,000.00	1,024.10	0.70	0.1396

UBS Emerging Markets Equity Relationship Fund
Actual	1,000.00	886.30	1.25	0.2681
Hypothetical
(5% annual return before expenses)	1,000.00	1,023.47	1.35	0.2681

UBS International Equity Relationship Fund
Actual	1,000.00	1,038.00	1.26	0.2500
Hypothetical
(5% annual return before expenses)	1,000.00	1,023.55	1.25	0.2500

UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	1,174.20	4.76	0.8836
Hypothetical
(5% annual return before expenses)	1,000.00	1,020.41	4.43	0.8836

UBS Global Corporate Bond Relationship Fund
Actual	1,000.00	970.90	0.97	0.1993
Hypothetical
(5% annual return before expenses)	1,000.00	1,023.81	1.00	0.1993

UBS High Yield Relationship Fund
Actual	1,000.00	1,009.30	0.70	0.1399
Hypothetical
(5% annual return before expenses)	1,000.00	1,024.10	0.70	0.1399

UBS Opportunistic Emerging Markets Debt Relationship Fund
Actual	1,000.00	942.90	2.41	0.4998
Hypothetical
(5% annual return before expenses)	1,000.00	1,022.32	2.51	0.4998

UBS Cash Management Prime Relationship Fund
Actual	1,000.00	1,000.80	0.24	0.0480
Hypothetical
(5% annual return before expenses)	1,000.00	1,024.56	0.24	0.0480

UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Actual	1,000.00	928.40	0.48	0.1000
Hypothetical
(5% annual return before expenses)	1,000.00	1,024.30	0.50	0.1000

*	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

This page has been left blank intentionally.

UBS Relationship Funds
Financial statements

Statement of assets and liabilities
June 30, 2013 (unaudited)

UBS Global
Securities
Relationship Fund

Assets:
Investments, at cost:
Unaffiliated issuers	$190,359,339
Affiliated issuers	111,545,970
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	11,452,137
Foreign currency, at cost	656,150

$314,013,596

Investments, at value:
Unaffiliated issuers	$206,609,530
Affiliated issuers	113,570,067
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	11,452,137
Foreign currency, at value	650,327
Cash	—
Receivables:
Investment securities sold	9,647,834
Interest	294,414
Fund shares sold	—
Foreign tax reclaims	250,747
Due from advisor	—
Dividends	281,385
Due from broker	5,873,527
Cash collateral for futures contracts	1,943,174
Cash collateral for securities sold short	—
Unrealized appreciation on forward foreign currency contracts	1,401,603
Other assets	12,171

Total assets	351,986,916

Liabilities:
Payables:
Cash collateral from securities loaned	11,452,137
Investment securities purchased	3,980,873
Fund shares redeemed	5,000,000
Custody and fund accounting fees	43,227
Fund administration fee	29,631
Trustees’ fees	12,667
Dividends payable and security loan fees for securities sold short	—
Due to custodian	—
Variation margin on futures contracts	346,071
Accrued expenses	63,573
Deferred foreign capital gains taxes	24,993
Options written, at value[2]	421,305
Securities sold short, at value[3]	—
Unrealized depreciation on forward foreign currency contracts	1,572,935

Total liabilities	22,947,412

Net assets	$329,039,504

Shares outstanding	8,467,079

Net asset value, offering and redemption proceeds per share[4]	$38.8610

[1]	The market value of securities loaned by UBS Global Securities Relationship Fund as of June 30, 2013, was $12,009,054.
[2]	Premiums received by UBS Global Securities Relationship Fund were $513,249.
[3]	Proceeds from securities sold short for UBS U.S. Equity Alpha Relationship Fund were $36,518,423.
[4]	Maximum offering price for UBS Emerging Markets Equity Relationship Fund is $34.8371 (net asset value, plus 0.75% of offering price). Redemption price per share for UBS Emerging Markets Equity Relationship Fund is $34.3185 (net asset value, less 0.75% of net asset value).

UBS Relationship Funds
Financial statements

UBS Emerging	UBS International	UBS U.S.
Markets Equity	Equity	Equity Alpha
Relationship Fund	Relationship Fund	Relationship Fund

$322,475,886	$46,403,143	$146,588,359
1,208,222	76,946	1,395,560
—	—	—
6,303,980	231,102	—

$329,988,088	$46,711,191	$147,983,919

$308,254,437	$50,906,509	$183,407,578
1,208,222	76,946	1,395,560
—	—	—
6,286,425	228,684	—
209,897	—	57,570

3,555,519	83,889	—
176	5	135
2,482	—	—
—	86,095	—
—	14,520	12,396
1,834,323	109,453	408,531
—	—	—
—	—	—
—	—	1,984,580
—	239,777	—
13,004	1,842	4,338

321,364,485	51,747,720	187,270,688

—	—	—
6,373,758	—	927,629
—	—	—
183,179	18,700	21,469
29,631	29,631	29,631
13,156	5,278	7,069
—	—	88,882
—	—	—
—	—	—
39,938	42,515	39,945
—	—	—
—	—	—
—	—	46,320,861
—	103,100	—

6,639,662	199,224	47,435,486

$314,724,823	$51,548,496	$139,835,202

9,101,948	2,663,140	9,390,157

$34.5777	$19.3563	$14.8917

See accompanying notes to financial statements.	89

UBS Relationship Funds
Financial statements

Statement of assets and liabilities (continued)
June 30, 2013 (unaudited)

UBS Global
Corporate Bond
Relationship Fund

Assets:
Investments, at cost:
Unaffiliated issuers	$14,791,341
Affiliated issuers	—
Repurchase agreements, at cost	—
Foreign currency, at cost	35,637

$14,826,978
Investments, at value:
Unaffiliated issuers	$14,508,512
Affiliated issuers	—
Repurchase agreements, at value	—
Foreign currency, at value	35,618
Cash	—
Receivables:
Investment securities sold	4,212,202
Interest	230,577
Foreign tax reclaims	251
Due from advisor	12,271
Due from broker	40,309
Variation margin on futures contracts	17,812
Cash collateral for futures contracts	34,402
Outstanding swap agreements, at value[1]	—
Unrealized appreciation on forward foreign currency contracts	1,201,272
Other assets	—

Total assets	20,293,226

Liabilities:
Payables:
Investment securities purchased	153,733
Custody and fund accounting fees	26,873
Fund shares redeemed	—
Fund administration fee	29,631
Trustees’ fees	8,814
Dividends payable to shareholders	—
Due to broker	—
Due to custodian	2,345,913
Accrued expenses	36,404
Deferred foreign capital gains taxes	—
Options written, at value[2]	—
Outstanding swap agreements, at value[1]	—
Unrealized depreciation on forward foreign currency contracts	105,064

Total liabilities	2,706,432

Net assets	$17,586,794

Shares outstanding	1,444,533

Net asset value per share	$12.1747

[1]	Net upfront payments made by UBS Opportunistic Emerging Markets Debt Relationship Fund were $3,873.
[2]	Premiums received by UBS Opportunistic Emerging Markets Debt Relationship Fund were $55,515.

UBS Relationship Funds
Financial statements

	UBS Opportunistic	UBS Cash	UBS U.S.Treasury
	Emerging	Management	Inflation Protected
UBS High Yield	Markets Debt	Prime	Securities
Relationship Fund	Relationship Fund	Relationship Fund	Relationship Fund

$205,780,686	$28,390,280	$541,514,658	$6,093,907
21,061,319	833,347	—	45,606
—	—	313,300,000	—
—	339,054	—	—

$226,842,005	$29,562,681	$854,814,658	$6,139,513

$205,426,111	$26,635,290	$541,514,658	$5,838,356
21,061,319	833,347	—	45,606
—	—	313,300,000	—
—	335,883	—	—
—	—	7,572	—

2,104,618	1,214,455	—	—
3,873,377	809,273	95,425	32,599
—	—	—	—
—	13,793	—	21,002
—	—	—	3,266
—	12,183	—	2,196
—	4,400	—	3,300
—	121,286	—	—
—	223,463	—	—
7,278	964	21,947	1,668

232,472,703	30,204,337	854,939,602	5,947,993

48,795	472,664	—	—
24,474	25,138	20,857	13,269
—	—	—	—
29,631	29,631	22,131	29,631
9,416	4,621	20,222	4,788
—	—	62,983	—
—	11,871	—	—
29,847	232,831	—	—
41,216	42,118	30,883	36,337
—	29,090	—	—
—	30,343	—	—
258,533	58,388	—	—
—	176,555	—	—

441,912	1,113,250	157,076	84,025

$232,030,791	$29,091,087	$854,782,526	$5,863,968

7,379,815	1,532,267	854,703,756	395,051

$31.4413	$18.9857	$1.00	$14.8436

See accompanying notes to financial statements.	91

UBS Relationship Funds
Financial statements

Statement of operations
For the six months ended June 30, 2013 (unaudited)

UBS
Global Securities
Relationship Fund

Investment income:
Dividends	$2,462,736
Interest and other	290,628
Affiliated interest	34,428
Securities lending[1]	131,500
Foreign tax withheld	(179,309)

Total income	2,739,983

Expenses:
Administration	44,631
Custodian and fund accounting	67,244
Professional services	62,759
Shareholder reports	1,983
Trustees	25,693
Insurance	12,051
Dividend expense and security loan fees for securities sold short	—
Transfer agency and related service fees	9,637
Other	11,651

Total operating expenses	235,649

Expenses reimbursed by advisor	—

Net expenses	235,649

Net investment income	2,504,334

Net realized gain (loss) on:
Investments in unaffiliated issuers	5,642,226
Investments in affiliated issuers	6,869,051
Futures contracts	6,227,838
Options written	(1,177,329)
Securities sold short	—
Forward foreign currency contracts	(1,200,176)
Foreign currency transactions	(230,851)

Net realized gain (loss)	16,130,759

Change in net unrealized appreciation/depreciation on:
Investments	(9,226,081)
Futures contracts	(1,582,829)
Options written	91,944
Securities sold short	—
Forward foreign currency contracts	939,217
Translation of other assets and liabilities denominated in foreign currency	(331,591)

Change in net unrealized appreciation/depreciation	(10,109,340)
Net realized and unrealized gain (loss)	6,021,419
Net increase (decrease) in net assets resulting from operations	$8,525,753

[1]	Includes affiliated income from UBS Private Money Market Fund LLC for UBS Global Securities Relationship Fund of $1,262.

UBS Relationship Funds
Financial statements

UBS	UBS	UBS
Emerging	International	U.S.Equity
Markets Equity	Equity	Alpha
Relationship Fund	Relationship Fund	Relationship Fund

$5,211,330	$1,137,078	$1,590,298
227	—	—
1,909	267	1,791
—	—	—
(387,368)	(143,610)	—

4,826,098	993,735	1,592,089

44,631	44,631	44,631
279,890	28,814	33,782
68,084	44,865	42,068
1,931	1,912	1,925
26,579	10,556	14,405
14,542	2,044	4,608
—	—	500,702
8,616	7,642	7,826
9,356	7,353	3,350

453,629	147,817	653,297

—	(81,537)	(73,827)

453,629	66,280	579,470

4,372,469	927,455	1,012,619

(7,820,519)	699,628	6,205,773
—	—	—
—	—	—
—	—	—
—	—	(2,994,166)
11,389	69,790	—
(340,871)	5,187	—

(8,150,001)	774,605	3,211,607

(36,234,297)	184,002	21,737,536
—	—	—
—	—	—
—	—	(5,197,110)
—	153,990	—
(47,117)	(11,274)	—

(36,281,414)	326,718	16,540,426
(44,431,415)	1,101,323	19,752,033
$(40,058,946)	$2,028,778	$20,764,652

See accompanying notes to financial statements.	93

UBS Relationship Funds
Financial statements

Statement of operations (continued)
For the six months ended June 30, 2013 (unaudited)

UBS Global
Corporate Bond
Relationship Fund

Investment income:
Interest and other	$2,074,259
Affiliated interest	2,235
Foreign tax withheld	—

Total income	2,076,494

Expenses:
Administration	44,631
Custodian and fund accounting	39,131
Professional services	33,672
Shareholder reports	2,470
Trustees	16,064
Insurance	9,933
Transfer agency and related service fees	8,651
Other	6,040

Total operating expenses	160,592

Expenses reimbursed by advisor	(37,463)

Net expenses	123,129

Net investment income (loss)	1,953,365

Net realized gain (loss) on:
Investments in unaffiliated issuers	(299,227)
Futures contracts	146,555
Options written	—
Swap agreements	(87,145)
Forward foreign currency contracts	(364,370)
Foreign currency transactions	(414,377)

Net realized gain (loss)	(1,018,564)

Change in net unrealized appreciation/depreciation on:
Investments[1]	(7,128,270)
Futures contracts	(60,784)
Options written	—
Swap agreements	62,147
Forward foreign currency contracts	1,744,351
Translation of other assets and liabilities denominated in foreign currency	(17,353)

Change in net unrealized appreciation/depreciation	(5,399,909)
Net realized and unrealized gain (loss)	(6,418,473)
Net increase (decrease) in net assets resulting from operations	$(4,465,108)

[1] Includes the effects of an increase in the foreign capital gains tax liability of $29,090 for UBS Opportunistic Emerging Markets Debt Relationship Fund.

UBS Relationship Funds
Financial statements

	UBS Opportunistic	UBS Cash	UBS U.S.Treasury
	Emerging	Management	Inflation Protected
UBS High Yield	Markets Debt	Prime	Securities
Relationship Fund	Relationship Fund	Relationship Fund	Relationship Fund

$7,037,757	$1,304,220	$664,446	$410
27,985	2,184	—	233
(4,973)	(9,361)	—	—

7,060,769	1,297,043	664,446	643

44,631	44,631	44,631	44,631
37,702	37,889	46,745	20,082
43,142	45,374	34,619	37,615
1,977	1,905	2,316	1,925
19,457	9,292	41,888	8,783
7,817	1,086	23,536	1,686
8,235	7,615	—	7,739
3,928	2,825	7,166	3,168

166,889	150,617	200,901	125,629

—	(76,693)	(43,524)	(119,383)

166,889	73,924	157,377	6,246

6,893,880	1,223,119	507,069	(5,603)

2,070,002	(243,926)	506	3,077,119
—	2,531	—	51,169
—	(40,226)	—	—
791,752	(185,295)	—	3,000
—	(76,753)	—	—
—	(19,744)	—	—

2,861,754	(563,413)	506	3,131,288

(7,571,836)	(2,799,162)	—	(3,971,628)
—	14,877	—	(12,341)
—	25,172	—	—
(962,550)	21,581	—	965
—	180,272	—	—
—	(10,525)	—	—

(8,534,386)	(2,567,785)	—	(3,983,004)
(5,672,632)	(3,131,198)	506	(851,716)
$1,221,248	$(1,908,079)	$507,575	$(857,319)

See accompanying notes to financial statements.	95

UBS Relationship Funds
Financial statements

Statement of changes in net assets

	UBS Global Securities		UBS Emerging Markets Equity
	Relationship Fund		Relationship Fund

	Six months		Six months
	ended	Year ended	ended	Year ended
	June 30, 2013	December 31,	June 30, 2013	December 31,
	(unaudited)	2012	(unaudited)	2012

Operations:
Net investment income	$2,504,334	$7,850,431	$4,372,469	$7,541,349
Net realized gain (loss)	16,130,759	59,760,750	(8,150,001)	3,416,580
Change in net unrealized appreciation/depreciation	(10,109,340)	6,227,634	(36,281,414)	37,636,161
Net increase (decrease) in net assets from operations	8,525,753	73,838,815	(40,058,946)	48,594,090

Beneficial interest transactions:
Proceeds from shares sold	624,597	97,999,157	14,888,338	218,080,258
Transaction charges	—	—	232,725	2,659,596
Cost of shares redeemed	(13,003,938)	(645,034,429)	(16,141,631)	(136,532,514)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(12,379,341)	(547,035,272)	(1,020,568)	84,207,340

Increase (decrease) in net assets	(3,853,588)	(473,196,457)	(41,079,514)	132,801,430

Net assets, beginning of period	332,893,092	806,089,549	355,804,337	223,002,907

Net assets, end of period	$329,039,504	$332,893,092	$314,724,823	$355,804,337

Shares sold	16,193	2,883,147	399,632	6,158,405
Shares redeemed	(333,327)	(18,500,430)	(418,007)	(3,761,108)
Net increase (decrease) in shares outstanding	(317,134)	(15,617,283)	(18,375)	2,397,297

	UBS Global Corporate Bond		UBS High Yield
	Relationship Fund		Relationship Fund

	Six months		Six months
	ended	Year ended	ended	Year ended
	June 30, 2013	December 31,	June 30, 2013	December 31,
	(unaudited)	2012	(unaudited)	2012

Operations:
Net investment income	$1,953,365	$5,871,432	$6,893,880	$17,344,503
Net realized gain (loss)	(1,018,564)	6,166,375	2,861,754	5,146,006
Change in net unrealized appreciation/depreciation	(5,399,909)	5,224,821	(8,534,386)	11,354,163
Net increase (decrease) in net assets from operations	(4,465,108)	17,262,628	1,221,248	33,844,672

Distributions to shareholders:
Net investment income	—	—	—	—

Beneficial interest transactions:
Proceeds from shares sold	2,250,000	15,500,000	37,000,000	125,690,000
Shares issued on reinvestment of dividends and distributions	—	—	—	—
Cost of shares redeemed	(105,924,313)	(100,690,000)	(25,931,228)	(202,995,677)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(103,674,313)	(85,190,000)	11,068,772	(77,305,677)

Increase (decrease) in net assets	(108,139,421)	(67,927,372)	12,290,020	(43,461,005)

Net assets, beginning of period	125,726,215	193,653,587	219,740,771	263,201,776

Net assets, end of period	$17,586,794	$125,726,215	$232,030,791	$219,740,771

Shares sold	180,311	1,317,366	1,155,311	4,194,546
Shares issued on distributions reinvested	—	—	—	—
Shares redeemed	(8,762,320)	(8,535,964)	(829,800)	(6,830,876)
Net increase (decrease) in shares outstanding	(8,582,009)	(7,218,598)	325,511	(2,636,330)

UBS Relationship Funds
Financial statements

UBS International		UBS U.S.Equity Alpha
Equity Relationship Fund		Relationship Fund

Six months		Six months
ended	Year ended	ended	Year ended
June 30, 2013	December 31,	June 30, 2013	December 31,
(unaudited)	2012	(unaudited)	2012

$927,455	$1,377,748	$1,012,619	$1,517,782
774,605	1,007,941	3,211,607	11,213,827
326,718	5,897,743	16,540,426	10,076,722
2,028,778	8,283,432	20,764,652	22,808,331

—	2,000,000	—	—
—	—	—	—
(2,000,000)	(750,000)	(200,000)	(79,514,354)

(2,000,000)	1,250,000	(200,000)	(79,514,354)

28,778	9,533,432	20,564,652	(56,706,023)

51,519,718	41,986,286	119,270,550	175,976,573

$51,548,496	$51,519,718	$139,835,202	$119,270,550
—	114,634	—	—
(99,741)	(43,352)	(14,377)	(6,427,415)
(99,741)	71,282	(14,377)	(6,427,415)

UBS Opportunistic Emerging Markets		UBS Cash Management
Debt Relationship Fund		Prime Relationship Fund

Six months		Six months
ended	Year ended	ended	Year ended
June 30, 2013	December 31,	June 30, 2013	December 31,
(unaudited)	2012	(unaudited)	2012

$1,223,119	$1,421,482	$507,069	$1,349,188
(563,413)	527,363	506	86
(2,567,785)	522,114	—	—
(1,908,079)	2,470,959	507,575	1,349,274

—	—	(507,069)	(1,349,188)

6,500,000	12,500,000	1,530,715,042	5,034,454,094
—	—	9,111	35,376
(2,600,000)	(3,750,000)	(1,308,464,430)	(4,962,149,712)

3,900,000	8,750,000	222,259,723	72,339,758

1,991,921	11,220,959	222,260,229	72,339,844

27,099,166	15,878,207	632,522,297	560,182,453

$29,091,087	$27,099,166	$854,782,526	$632,522,297

321,122	643,362	1,530,715,042	5,034,454,094
—	—	9,111	35,376
(134,761)	(201,405)	(1,308,464,430)	(4,962,149,712)
186,361	441,957	222,259,723	72,339,758

See accompanying notes to financial statements.	97

UBS Relationship Funds
Financial statements

Statement of changes in net assets (continued)

	UBS U.S.Treasury Inflation Protected
	Securities Relationship Fund

	Six months
	ended	Year ended
	June 30, 2013	December 31,
	(unaudited)	2012

Operations:
Net investment income (loss)	$(5,603)	$1,832,483
Net realized gain	3,131,288	9,732,929
Change in net unrealized appreciation/depreciation	(3,983,004)	(3,584,586)
Net increase (decrease) in net assets from operations	(857,319)	7,980,826

Beneficial interest transactions:
Proceeds from shares sold	—	8,450,000
Cost of shares redeemed	(38,286,296)	(69,650,000)
Net decrease in net assets resulting from beneficial interest transactions	(38,286,296)	(61,200,000)

Decrease in net assets	(39,143,615)	(53,219,174)

Net assets, beginning of period	45,007,583	98,226,757

Net assets, end of period	$5,863,968	$45,007,583

Shares sold	—	569,089
Shares redeemed	(2,420,456)	(4,383,224)
Net decrease in shares outstanding	(2,420,456)	(3,814,135)

98	See accompanying notes to financial statements.

UBS Relationship Funds
Financial statements

Statement of cash flows
For the six months ended June 30, 2013 (unaudited)

UBS U.S.Equity Alpha
Relationship Fund

Cash flows provided by operating activities:
Net increase in net assets from operations	$20,764,652

Adjustments to reconcile net increase in net assets
from operations to net cash provided by operating activities:
Purchase of investment securities	(34,859,104)
Proceeds from disposition of investment securities	35,177,589
Covers of securities sold short	(13,804,529)
Proceeds from securities sold short	12,231,247
Proceeds from short-term investments, net	2,094,606
Change in net unrealized appreciation/depreciation on investments	(21,737,536)
Change in net unrealized appreciation/depreciation on securities sold short	5,197,110
Net realized (gain)/loss on investments	(6,205,773)
Net realized (gain)/loss on securities sold short	2,994,166
Decrease in interest receivable	344
Decrease in due from advisor	281
Increase in dividends receivable	(130,847)
Increase in cash collateral for securities sold short	(1,594,838)
Decrease in other assets	2,461
Increase in dividends payable and security loan fees for securities sold short	36,193
Increase in accrued expenses and other liabilities	16,832

Net cash provided by operating activities	182,854

Cash flows used in financing activities:
Payment on shares redeemed	(200,000)

Net cash used in financing activities	(200,000)

Net decrease in cash	(17,146)

Cash:
Beginning of period	74,716

End of period	$57,570

See accompanying notes to financial statements.	99

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended	Year ended December 31,
	June 30, 2013
UBS Global Securities Relationship Fund	(unaudited)	2012	2011	2010	2009	2008

Net asset value, beginning of period	$37.8967	$33.0344	$35.1715	$31.3448	$23.1428	$35.6852

Income (loss) from investment operations:
Net investment income[1]	0.2895	0.4545	0.4194	0.3758	0.3844	0.7175
Net realized and unrealized gain (loss)	0.6748	4.4078	(2.5565)	3.4509	7.8176	(13.2599)

Total income (loss) from investment operations	0.9643	4.8623	(2.1371)	3.8267	8.2020	(12.5424)

Net asset value, end of period	$38.8610	$37.8967	$33.0344	$35.1715	$31.3448	$23.1428

Total investment return[2]	2.54%	14.72%	(6.07)%	12.21%	35.44%	(35.14)%

Ratios to average net assets:
Expenses	0.1396%[3]	0.1054%	0.0719%	0.0641%	0.0598%	0.0502%
Net investment income	1.48%[3]	1.28%	1.20%	1.18%	1.49%	2.30%

Supplemental data:
Net assets, end of period (000’s)	$329,040	$332,893	$806,090	$1,561,794	$1,805,871	$1,609,955
Portfolio turnover rate	25%	101%	99%	78%	127%	112%

	Six months ended	Year ended December 31,
	June 30, 2013
UBS Emerging Markets Equity Relationship Fund	(unaudited)	2012	2011	2010	2009	2008

Net asset value, beginning of period	$39.0123	$33.1700	$39.8975	$33.6580	$18.2927	$40.3128

Income (loss) from investment operations:
Net investment income[1]	0.4841	0.8392	0.8706	0.5415	0.5743	0.5445
Net realized and unrealized gain (loss)	(4.9487)	4.7031	(7.8686)	5.5917	14.6760	(22.9145)

Total income (loss) from investment operations	(4.4646)	5.5423	(6.9980)	6.1332	15.2503	(22.3700)

Transaction charges	0.0300	0.3000	0.2705	0.1063	0.1150	0.3499

Net asset value, end of period	$34.5777	$39.0123	$33.1700	$39.8975	$33.6580	$18.2927

Total investment return[2]	(11.37)%	17.61%	(16.87)%	18.55%	83.98%	(54.64)%

Ratios to average net assets:
Expenses	0.2681%[3]	0.2590%	0.3053%	0.2840%	0.2536%	0.2370%
Net investment income	2.58%[3]	2.29%	2.29%	1.57%	2.30%	2.02%

Supplemental data:
Net assets, end of period (000’s)	$314,725	$355,804	$223,003	$442,841	$564,526	$387,607
Portfolio turnover rate	38%	72%	50%	28%	95%	72%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended	Year ended December 31,
	June 30, 2013
UBS International Equity Relationship Fund	(unaudited)	2012	2011	2010	2009	2008

Net asset value, beginning of period	$18.6471	$15.5990	$18.2909	$16.5673	$11.7174	$20.5870

Income (loss) from investment operations:
Net investment income[1]	0.3413	0.4982	0.4761	0.4665	0.3365	0.5152
Net realized and unrealized gain (loss)	0.3679	2.5499	(3.1680)	1.2571	4.5134	(9.3848)

Total income (loss) from investment operations	0.7092	3.0481	(2.6919)	1.7236	4.8499	(8.8696)

Net asset value, end of period	$19.3563	$18.6471	$15.5990	$18.2909	$16.5673	$11.7174

Total investment return[2]	3.80%	19.52%	(14.71)%	10.41%	41.39%	(43.08)%

Ratios to average net assets:
Expenses before expense reimbursement	0.5577%[3]	0.6470%	0.5954%	0.5851%	0.6964%	0.4233%
Expenses after expense reimbursement	0.2500%[3]	0.2500%	0.2500%	0.2335%	0.1855%	0.1500%
Net investment income	3.50%[3]	2.92%	2.73%	2.84%	2.53%	3.12%

Supplemental data:
Net assets, end of period (000’s)	$51,548	$51,520	$41,986	$49,515	$49,981	$42,526
Portfolio turnover rate	8%	26%	54%	45%	67%	92%

	Six months ended	Year ended December 31,
	June 30, 2013
UBS U.S. Equity Alpha Relationship Fund	(unaudited)	2012	2011	2010	2009	2008

Net asset value, beginning of period	$12.6822	$11.1153	$11.3140	$10.3440	$7.4831	$12.6864

Income (loss) from investment operations:
Net investment income[1]	0.1078	0.1366	0.1840	0.1530	0.1156	0.2165
Net realized and unrealized gain (loss)	2.1017	1.4303	(0.3827)	0.8170	2.7453	(5.4198)

Total income (loss) from investment operations	2.2095	1.5669	(0.1987)	0.9700	2.8609	(5.2033)

Net asset value, end of period	$14.8917	$12.6822	$11.1153	$11.3140	$10.3440	$7.4831

Total investment return[2]	17.42%	14.10%	(1.76)%	9.38%	38.23%	(41.02)%

Ratios to average net assets:
Expense before expense reimbursement and after dividend expense and security loan fees for securities sold short	0.9961%[3]	1.4375%	0.6906%	0.7775%	0.9474%	0.6196%
Expenses after expense reimbursement and after dividend expense and security loan fees for securities sold short	0.8836%[3]	1.3360%	0.6708%	0.7722%	0.9474%	0.6196%
Expenses after expense reimbursement and before dividend expense and security loan fees for securities sold short	0.1200%[3]	0.1200%	0.1200%	0.1211%	0.1202%	0.0779%
Net investment income	1.54%[3]	1.13%	1.61%	1.48%	1.36%	1.99%

Supplemental data:
Net assets, end of period (000’s)	$139,835	$119,271	$175,977	$285,994	$298,117	$212,488
Portfolio turnover rate	22%	66%	71%	56%	96%	89%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.	101

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended	Year ended December 31,			Period ended
	June 30, 2013				December 31,
UBS Global Corporate Bond Relationship Fund	(unaudited)	2012	2011	2010	2009[3]

Net asset value, beginning of period	$12.5393	$11.2295	$10.8606	$10.1089	$10.0000

Income (loss) from investment operations:
Net investment income[1]	0.1965	0.4382	0.4871	0.4721	0.1007
Net realized and unrealized gain (loss)	(0.5611)	0.8716	(0.1182)	0.2796	0.0082

Total income (loss) from investment operations	(0.3646)	1.3098	0.3689	0.7517	0.1089

Net asset value, end of period	$12.1747	$12.5393	$11.2295	$10.8606	$10.1089

Total investment return[2]	(2.91)%	11.68%	3.40%	7.44%	1.09%

Ratios to average net assets:
Expenses before expense reimbursement	0.2600%[4]	0.2076%	0.1839%	0.1218%	0.2362%[4]
Expenses after expense reimbursement	0.1993%[4]	0.2000%	0.1839%	0.1218%	0.2000%[4]
Net investment income	3.16%[4]	3.69%	4.39%	4.45%	3.93%[4]

Supplemental data:
Net assets, end of period (000’s)	$17,587	$125,726	$193,654	$231,964	$257,428
Portfolio turnover rate	41%	64%	74%	95%	96%

	Six months ended	Year ended December 31,
	June 30, 2013
UBS High Yield Relationship Fund	(unaudited)	2012	2011	2010	2009	2008

Net asset value, beginning of period	$31.1499	$27.1604	$26.5188	$23.1844	$16.6270	$21.7449
Income (loss) from investment operations:
Net investment income[1]	0.9148	2.0536	2.2699	2.2978	2.1980	1.6945
Net realized and unrealized gain (loss)	(0.6234)	1.9359	(1.6283)	1.0366	4.3594	(6.8124)
Total income (loss) from investment operations	0.2914	3.9895	0.6416	3.3344	6.5574	(5.1179)

Net asset value, end of period	$31.4413	$31.1499	$27.1604	$26.5188	$23.1844	$16.6270

Total investment return[2]	0.93%	14.69%	2.42%	14.44%	39.17%	(23.41)%

Ratios to average net assets:
Expenses	0.1399%[4]	0.1367%	0.1289%	0.1057%	0.1053%	0.0812%
Net investment income	5.78%[4]	7.04%	8.35%	9.28%	11.57%	8.45%

Supplemental data:
Net assets, end of period (000’s)	$232,031	$219,741	$263,202	$406,463	$344,046	$459,460
Portfolio turnover rate	28%	72%	60%	73%	126%	84%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	For the period September 30, 2009 (commencement of operations) to December 31, 2009.
[4]	Annualized.

102

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended	Year ended December 31,
UBS Opportunistic Emerging Markets	June 30, 2013
Debt Relationship Fund	(unaudited)	2012	2011	2010	2009	2008

Net asset value, beginning of period	$20.1345	$17.5654	$16.6076	$13.8811	$8.6470	$11.9738

Income (loss) from investment operations:
Net investment income[1]	0.8197	1.5013	0.8792	1.1031	1.0605	1.2614
Net realized and unrealized gain (loss)	(1.9685)	1.0678	0.0786	1.6234	4.1736	(4.5882)

Total income (loss) from investment operations	(1.1488)	2.5691	0.9578	2.7265	5.2341	(3.3268)

Net asset value, end of period	$18.9857	$20.1345	$17.5654	$16.6076	$13.8811	$8.6470

Total investment return[2]	(5.71)%	14.62%	5.80%	19.61%	60.82%	(27.91)%

Ratios to average net assets:
Expenses before expense reimbursement	1.0184%[3]	1.5757%	1.2421%	1.0598%	1.3068%	0.5194%
Expenses after expense reimbursement	0.4998%[3]	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%
Net investment income	8.27%[3]	7.92%	5.15%	7.33%	8.68%	10.83%

Supplemental data:
Net assets, end of period (000’s)	$29,091	$27,099	$15,878	$25,526	$35,543	$17,617
Portfolio turnover rate	22%	49%	86%	72%	179%	15%

	Six months ended	Year ended December 31,
	June 30, 2013
UBS Cash Management Prime Relationship Fund	(unaudited)	2012	2011	2010	2009	2008

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income[1]	0.001	0.002	0.002	0.002	0.005	0.026

Distributions from:
Net investment income	(0.001)	(0.002)	(0.002)	(0.002)	(0.005)	(0.026)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	0.08%	0.17%	0.15%	0.21%	0.57%	2.71%

Ratios to average net assets:
Expenses before expense reimbursement	0.0612%[3]	0.0533%	0.0594%	0.0645%	0.0763%	0.0533%
Expenses after expense reimbursement	0.0480%[3]	0.0400%	0.0400%	0.0400%	0.0314%	0.0100%
Net investment income	0.15%[3]	0.17%	0.15%	0.21%	0.55%	2.80%

Supplemental data:
Net assets, end of period (000’s)	$854,783	$632,522	$560,182	$619,798	$681,160	$400,956

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.	103

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended	Year ended December 31,
UBS U.S. Treasury Inflation Protected	June 30, 2013
Securities Relationship Fund	(unaudited)	2012	2011	2010	2009	2008

Net asset value, beginning of period	$15.9856	$14.8163	$12.9000	$12.0337	$10.9011	$10.7690

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.0070)	0.3002	0.4970	0.3256	0.0902	0.3295
Net realized and unrealized gain (loss)	(1.1350)	0.8691	1.4193	0.5407	1.0424	(0.1974)

Total income (loss) from investment operations	(1.1420)	1.1693	1.9163	0.8663	1.1326	0.1321

Net asset value, end of period	$14.8436	$15.9856	$14.8163	$12.9000	$12.0337	$10.9011

Total investment return[2]	(7.16)%	7.89%	14.87%	7.18%	10.39%	1.23%

Ratios to average net assets:
Expenses before expense reimbursement	2.0105%[3]	0.2752%	0.2194%	1.4431%	1.2938%	1.3381%
Expenses after expense reimbursement	0.1000%[3]	0.1000%	0.1000%	0.1000%	0.0755%	0.0475%
Net investment income (loss)	(0.09)%[3]	1.94%	3.61%	2.59%	0.80%	3.00%

Supplemental data:
Net assets, end of period (000’s)	$5,864	$45,008	$98,227	$65,846	$11,985	$29,083
Portfolio turnover rate	61%	134%	273%	307%	337%	418%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

104

UBS Relationship Funds
Notes to financial statements (unaudited)

1. Organization and significant accounting policies
UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments. The nine series covered by this report are: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS Global Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Cash Management Prime Relationship Fund, and UBS U.S. Treasury Inflation Protected Securities Relationship Fund (each a “Fund,” and collectively, the “Funds”). Each series covered by this report is diversified except for UBS Global Corporate Bond Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund, which are non-diversified. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

UBS Cash Management Prime Relationship Fund attempts to maintain a stable net asset value of $1.00 per share; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the US Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. Each Fund, with the exception of UBS Cash Management Prime Relationship Fund and UBS International Equity Relationship Fund, calculates its net asset value per share as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund’s net asset value per share will be calculated as of the time trading was halted. UBS Cash Management Prime Relationship Fund calculates its net asset value per share as of two hours prior to the close of the NYSE, which generally is 2:00 p.m. (Eastern time), on each day the NYSE is open for trading. UBS International Equity Relationship Fund calculates its net asset value per share as of 4:00 p.m. Eastern time on weekdays when the Fund is open for business.

UBS Relationship Funds
Notes to financial statements (unaudited)

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc, (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”).

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Funds’ net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Funds’ investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security is valued at “fair value,” that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Funds’ Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of UBS Cash Management Prime Relationship Fund are valued using the amortized cost method of valuation. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

UBS Relationship Funds
Notes to financial statements (unaudited)

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains

UBS Relationship Funds
Notes to financial statements (unaudited)

and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain creditrisk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2013 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2013, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund’s Portfolio of investments is representative of the volume of derivatives outstanding during the period ended June 30, 2013, except for forward foreign currency contracts for UBS International Equity Relationship Fund, UBS Global Corporate Bond Relationship Fund and UBS High Yield Relationship Fund, for which the average volumes during the period were greater than at period end.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

Disclosure of derivatives by underlying risk for each Fund as of and for the six months ended June 30, 2013 is as follows:

Asset derivatives

		Foreign
		exchange
	Equity risk	risk	Total

UBS Global Securities Relationship Fund

Forward foreign currency contracts[1]	$—	$1,401,603	$1,401,603

Futures contracts[2]	426,789	—	426,789

Options purchased[1]	1,904,885	—	1,904,885

Total value	$2,331,674	$1,401,603	$3,733,277

[1]	Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, and unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

UBS Relationship Funds
Notes to financial statements (unaudited)

Liability derivatives

			Foreign
	Interest		exchange
	rate risk	Equity risk	risk	Total

UBS Global Securities Relationship Fund

Forward foreign currency contracts[1]	$—	$—	$(1,572,935)	$(1,572,935)

Futures contracts[2]	(528,066)	(253,773)	—	(781,839)

Options written[1]	—	(421,305)	—	(421,305)

Total value	$(528,066)	$(675,078)	$(1,572,935)	$(2,776,079)

[1]	Statement of assets and liabilities location: Options written, at value, and unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the year ended December 31, 2011, were as follows:

			Foreign
	Interest		exchange
	rate risk	Equity risk	risk	Total

UBS Global Securities Relationship Fund

Net realized gain (loss)[1]

Forward foreign currency contracts	$—	$—	$(1,200,176)	$(1,200,176)

Futures contracts	(84,380)	6,312,218	—	6,227,838

Options purchased[2]	—	(354,172)	—	(354,172)

Options written	—	(1,177,329)	—	(1,177,329)

Total net realized gain (loss)	$(84,380)	$4,780,717	$(1,200,176)	$3,496,161

Change in net unrealized appreciation/depreciation[3]

Forward foreign currency contracts	$—	$—	$939,217	$939,217

Futures contracts	(101,277)	(1,481,552)	—	(1,582,829)

Options purchased[2]	—	(130,542)	—	(130,542)

Options written	—	91,944	—	91,944

Total change in net unrealized appreciation/depreciation	$(101,277)	$(1,520,150)	$939,217	$(682,210)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, and forward foreign currency contracts.
[2]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written and forward foreign currency contracts.

Asset derivatives

		Foreign
	Interest	exchange
	rate risk	risk	Total

UBS Global Corporate Bond Relationship Fund

Forward foreign currency contracts[1]	$—	$1,201,272	$1,201,272

Futures contracts[2]	25,847	—	25,847

Options purchased[1]	1,500	—	1,500

Total value	$27,347	$1,201,272	$1,228,619

[1]	Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, and unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

UBS Relationship Funds
Notes to financial statements (unaudited)

Liability derivatives

		Foreign
	Interest	exchange
	rate risk	risk	Total

UBS Global Corporate Bond Relationship Fund

Forward foreign currency contracts[1]	$—	$(105,064)	$(105,064)

Futures contracts[2]	(8,215)	—	(8,215)

Total value	$(8,215)	$(105,064)	$(113,279)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the six months ended June 30, 2013, were as follows:

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

UBS Global Corporate Bond Relationship Fund

Net realized gain (loss)[1]

Forward foreign currency contracts	$—	$—	$(364,370)	$(364,370)

Futures contracts	146,555	—	—	146,555

Options purchased[2]	(3,745)	—	—	(3,745)

Swap agreements	—	(87,145)	—	(87,145)

Total net realized gain (loss)	$142,810	$(87,145)	$(364,370)	$(308,705)

Change in net unrealized appreciation/depreciation[3]

Forward foreign currency contracts	$—	$—	$1,744,351	$1,744,351

Futures contracts	(60,784)	—	—	(60,784)

Options purchased[2]	(8,278)	—	—	(8,278)

Swap agreements	—	62,147	—	62,147

Total change in net unrealized appreciation/depreciation	$(69,062)	$62,147	$1,744,351	$1,737,436

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.
[2]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

Asset derivatives

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

UBS Opportunistic Emerging Markets Debt Relationship Fund

Forward foreign currency contracts[1]	$—	$—	$223,463	$223,463

Futures contracts[2]	12,183	—	—	12,183

Options purchased[1]	—	—	49,343	49,343

Swap agreements[1]	—	3,033	118,253	121,286

Total value	$12,183	$3,033	$391,059	$406,275

[1]	Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

UBS Relationship Funds
Notes to financial statements (unaudited)

Liability derivatives

		Foreign
	Interest	exchange
	rate risk	risk	Total

UBS Opportunistic Emerging Markets Debt Relationship Fund

Forward foreign currency contracts[1]	$—	$(176,555)	$(176,555)

Options written[1]	—	(30,343)	(30,343)

Swap agreements[1]	(58,388)	—	(58,388)

Total value	$(58,388)	$206,898)	$265,286)

[1]	Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value, and unrealized depreciation on forward foreign currency contracts.

Activities in derivative instruments during the six months ended June 30, 2013, were as follows:

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

UBS Opportunistic Emerging Markets Debt Relationship Fund

Net realized gain (loss)[1]

Forward foreign currency contracts	$—	$—	$(76,753)	$(76,753)

Futures contracts	2,531	—	—	2,531

Options purchased[2]	—	—	(34,220)	(34,220)

Options written	—	—	(40,226)	(40,226)

Swap agreements	(172,667)	700	(13,328)	(185,295)

Total net realized gain (loss)	$(170,136)	$700	$(164,527)	$(333,963)

Change in net unrealized appreciation/depreciation[3]

Forward foreign currency contracts	$—	$—	$180,272	$180,272

Futures contracts	14,877	—	—	14,877

Options purchased[2]	—	—	(57,908)	(57,908)

Options written	—	—	25,172	25,172

Swap agreements	(32,291)	(840)	54,712	21,581

Total change in net unrealized appreciation/depreciation	$(17,414)	$(840)	$202,248	$183,994

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

UBS Relationship Funds
Notes to financial statements (unaudited)

Offsetting of Financial and Derivative Assets and Liabilities

	Gross Amounts
	of Assets	Gross Amounts Not Offset in the
	Presented in the	Statement of Assets & Liabilities
	Statement of
	Assets &	Financial	Collateral
Counterparty	Liabilities	Instruments	Received	Net Amount

UBS Global Securities Relationship Fund

CIBC	$76,103	$—	$—	$76,103

CSI	375,893	—	—	375,893

HSBC	293,172	—	—	293,172

JPMCB	656,435	(458,685)	—	197,750

Total derivatives subject to a master netting arrangement or similar agreement	1,401,603	(458,685)	—	942,918

Total derivatives not subject to a master netting arrangement or similar agreement	2,331,674	(426,789)	—	1,904,885

Total	$3,733,277	$(885,474)	$—	$2,847,803

	Gross Amounts
	of Liabilities	Gross Amounts Not Offset in the
	Presented in the	Statement of Assets & Liabilities
	Statement of
	Assets &	Financial	Collateral
Counterparty	Liabilities	Instruments	Pledged	Net Amount

GSI	$(110,722)	$—	$—	$(110,722)

JPMCB	(458,685)	458,685	—	—

RBS	(1,003,528)	—	—	(1,003,528)

Total derivatives subject to a master netting arrangement or similar agreement	(1,572,935)	458,685	—	(1,114,250)

Total derivatives not subject to a master netting arrangement or similar agreement	(1,203,144)	426,789	355,050	(421,305)

Total	$(2,776,079)	$885,474	$355,050	$(1,535,555)

	Gross Amounts
	of Assets	Gross Amounts Not Offset in the
	Presented in the	Statement of Assets & Liabilities
	Statement of
	Assets &	Financial	Collateral
Counterparty	Liabilities	Instruments	Received	Net Amount

UBS International Equity Relationship Fund

JPMCB	$239,777	$(90,391)	$—	$149,386

Total derivatives subject to a master netting arrangement or similar agreement	239,777	(90,391)	—	149,386

Total derivatives not subject to a master netting arrangement or similar agreement	—	—	—	—

Total	$239,777	$(90,391)	$—	$149,386

UBS Relationship Funds
Notes to financial statements (unaudited)

	Gross Amounts
	of Liabilities	Gross Amounts Not Offset in the
	Presented in the	Statement of Assets & Liabilities
	Statement of
	Assets &	Financial	Collateral
Counterparty	Liabilities	Instruments	Pledged	Net Amount

GSI	$(12,709)	$—	$—	$(12,709)

JPMCB	(90,391)	90,391	—	—

Total derivatives subject to a master netting arrangement or similar agreement	(103,100)	90,391	—	(12,709)

Total derivatives not subject to a master netting arrangement or similar agreement	—	—	—	—

Total	$(103,100)	$90,391	$—	$(12,709)

	Gross Amounts
	of Assets	Gross Amounts Not Offset in the
	Presented in the	Statement of Assets & Liabilities
	Statement of
	Assets &	Financial	Collateral
Counterparty	Liabilities	Instruments	Received	Net Amount

UBS Global Corporate Bond Relationship Fund

BB	$1,020,837	$—	$—	$1,020,837

JPMCB	180,435	(105,064)	—	75,371

Total derivatives subject to a master netting arrangement or similar agreement	1,201,272	(105,064)	—	1,096,208

Total derivatives not subject to a master netting arrangement or similar agreement	27,347	(8,215)	—	19,132

Total	$1,228,619	$(113,279)	$—	$1,115,340

	Gross Amounts
	of Liabilities	Gross Amounts Not Offset in the
	Presented in the	Statement of Assets & Liabilities
	Statement of
	Assets &	Financial	Collateral
Counterparty	Liabilities	Instruments	Pledged	Net Amount

JPMCB	$(105,064)	$105,064	$—	$—

Total derivatives subject to a master netting arrangement or similar agreement	(105,064)	105,064	—	—

Total derivatives not subject to a master netting arrangement or similar agreement	(8,215)	8,215	—	—

Total	$(113,279)	$113,279	$—	$—

	Gross Amounts
	of Liabilities	Gross Amounts Not Offset in the
	Presented in the	Statement of Assets & Liabilities
	Statement of
	Assets &	Financial	Collateral
Counterparty	Liabilities	Instruments	Pledged	Net Amount

UBS High Yield Relationship Fund

MSCI	$(258,533)	$—	$—	$(258,533)

Total derivatives subject to a master netting arrangement or similar agreement	(258,533)	—	—	(258,533)

Total derivatives not subject to a master netting arrangement or similar agreement	—	—	—	—

Total	$(258,533)	$—	$—	$(258,533)

UBS Relationship Funds
Notes to financial statements (unaudited)

	Gross Amounts
	of Assets	Gross Amounts Not Offset in the
	Presented in the	Statement of Assets & Liabilities
	Statement of
	Assets &	Financial	Collateral
Counterparty	Liabilities	Instruments	Received	Net Amount

UBS Opportunistic Emerging Markets Debt Relationship Fund

BB	$143,346	$—	$—	$143,346

CITI	3,033	(3,033)	—	—

CSI	168,104	—	—	168,104

DB	24,677	(24,677)	—	—

JPMCB	155	(155)	—	—

MLI	5,434	(184)	—	5,250

Total derivatives subject to a master netting arrangement or similar agreement	344,749	(28,049)	—	316,700

Total derivatives not subject to a master netting arrangement or similar agreement	61,526	—	—	61,526

Total	$406,275	$(28,049)	$—	$378,226

	Gross Amounts
	of Liabilities	Gross Amounts Not Offset in the
	Presented in the	Statement of Assets & Liabilities
	Statement of
	Assets &	Financial	Collateral
Counterparty	Liabilities	Instruments	Pledged	Net Amount

BB	$(48,703)	$—	$—	$(48,703)

CITI	(13,470)	3,033	—	(10,437)

CSI	(70,242)	—	—	(70,242)

DB	(80,647)	24,677	—	(55,970)

GSI	(18,837)	—	—	(18,837)

JPMCB	(2,860)	155	—	(2,705)

MLI	(184)	184	—	—

Total derivatives subject to a master netting arrangement or similar agreement	(234,943)	28,049	—	(206,894)

Total derivatives not subject to a master netting arrangement or similar agreement	(30,343)	—	—	(30,343)

Total	$(265,286)	$28,049	$—	$(237,237)

	Gross Amounts
	of Assets	Gross Amounts Not Offset in the
	Presented in the	Statement of Assets & Liabilities
	Statement of
	Assets &	Financial	Collateral
Counterparty	Liabilities	Instruments	Received	Net Amount

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Total derivatives not subject to a master netting arrangement or similar agreement	$2,196	$—	$—	$2,196

Total	$2,196	$—	$—	$2,196

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Portfolio footnotes.

UBS Relationship Funds
Notes to financial statements (unaudited)

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contracts. Certain Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A Fund may also use forward contracts with the intent of changing the relative exposure of the Fund’s portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of the securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract’s full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds’ commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

UBS Relationship Funds
Notes to financial statements (unaudited)

F. Futures contracts: Each Fund, other than UBS Cash Management Prime Relationship Fund, may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to manage the average duration of the Funds, or either as a hedge or to enhance income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, mortgage-backed securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds’ records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At June 30, 2013, the Funds did not hold any TBA securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into currency swap agreements with another party in order to receive or pay amounts based on changes in currency exchange rates to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s)for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the

UBS Relationship Funds
Notes to financial statements (unaudited)

change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swap agreements with standardized terms including a fixed spread and standard maturity dates. An index credit default swap agreement references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds with a credit default swap agreement on indices which is less expensive than it would be to buy many credit default swap agreements to achieve a similar effect. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of June 30, 2013 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on credit indices—sell protection” and “Credit default swaps on corporate and sovereign issues—sell

UBS Relationship Funds
Notes to financial statements (unaudited)

protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Structured notes: Certain Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, a Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

J. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices, foreign currency swaps and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund

UBS Relationship Funds
Notes to financial statements (unaudited)

could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

K. Purchased options: Certain Funds may purchase put and call options on foreign or US securities and indices, foreign currency swaps and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

L. Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a “short against the box”), as the security price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). Equity Alpha is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee equal to 0.65% per annum of short market value in connection with short sale transactions.

M. Repurchase agreements: Each Fund may purchase securities or other obligations from a bank or securities dealer, subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Funds and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Under certain circumstances, a Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

N. Distributions: With the exception of UBS Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay distributions. For UBS Cash Management Prime Relationship Fund, distributions from net investment income are declared daily and paid monthly. Distributions of net capital gains,

UBS Relationship Funds
Notes to financial statements (unaudited)

if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

O. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

Investments in bonds with ratings of BB (Standard & Poor’s Ratings Group) or Ba (Moody’s Investors Service, Inc.) or below (commonly referred to as “high yield” bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer’s default or downgrade than investment grade (higher-quality) bonds.

P. Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund and UBS U.S. Equity Alpha Relationship Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2013, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers.

Fund	Amount

UBS Global Securities Relationship Fund	$686

Q. Transaction charges: Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share purchases. Therefore, the shares of this Fund are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Fund and is intended to defray transaction costs associated with the purchase and sale of securities within the Fund. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund’s net asset value on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $232,725 and $2,659,596 for the period ended June 30, 2013 and the year ended December 31, 2012, respectively.

UBS Relationship Funds
Notes to financial statements (unaudited)

2. Investment advisory and administration fees and other transactions with affiliates
UBS Global AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets and can discontinue these expense limitations at any time:

Fund	Percent

UBS Global Securities Relationship Fund	0.1500%
UBS Emerging Markets Equity Relationship Fund	0.5000
UBS International Equity Relationship Fund	0.2500
UBS Global Corporate Bond Relationship Fund	0.2000
UBS High Yield Relationship Fund	0.1400
UBS Opportunistic Emerging Markets Debt Relationship Fund	0.5000
UBS Cash Management Prime Relationship Fund	0.0700 *
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.1000

*	The expense limitation increased from 0.0400% to 0.0700% as of April 30, 2013.

The Advisor has voluntarily agreed to reimburse UBS U.S. Equity Alpha Relationship Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and security loan fees for securities sold short and expenses incurred through investment in other investment companies), to the extent necessary so that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and security loan fees for securities sold short and expenses incurred through investment in other investment companies), otherwise do not exceed the following percentage of average daily net assets.

Fund	Percent

UBS U.S. Equity Alpha Relationship Fund	0.1200%

At June 30, 2013, the Advisor owed certain Funds for expense reimbursements as follows:

Fund	Amount

UBS International Equity Relationship Fund	$14,520
UBS U.S. Equity Alpha Relationship Fund	12,396
UBS Global Corporate Bond Relationship Fund	12,271
UBS Opportunistic Emerging Markets Debt Relationship Fund	13,793
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	21,002

During the six months ended June 30, 2013, the Funds accrued expense reimbursements as follows:

Fund	Amount

UBS International Equity Relationship Fund	$81,537
UBS U.S. Equity Alpha Relationship Fund	73,827
UBS Global Corporate Bond Relationship Fund	37,463
UBS Opportunistic Emerging Markets Debt Relationship Fund	76,693
UBS Cash Management Prime Relationship Fund	43,524
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	119,383

Each Fund pays an administration fee to JPMorgan Chase Bank that is computed daily and paid monthly at an annual rate of $90,000.

UBS Relationship Funds
Notes to financial statements (unaudited)

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Amounts relating to those investments for the period ended June 30, 2013 have been included near the end of each Fund’s Portfolio of investments.

The Funds may invest in shares of UBS Cash Management Prime Relationship Fund (“Cash Prime”). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments for the period ended June 30, 2013 have been included near the end of each Fund’s Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member of Private Money Market and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are included in securities lending income in the Statement of operations. Amounts relating to those investments for the period ended June 30, 2013 have been included near the end of each Fund’s Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended June 30, 2013, were as follows:

Fund	Amount

UBS Global Securities Relationship Fund	$110

3. Securities lending
Each Fund may lend portfolio securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Global Securities Relationship Fund, loaned securities to certain qualified broker-dealers, with the Funds’ custodian acting as the Funds’ lending agent. Cash collateral received is invested in Private Money Market Fund, which is included in the Fund’s Portfolio of investments. In addition, UBS Global Securities Relationship Fund

UBS Relationship Funds
Notes to financial statements (unaudited)

received US Government Agency Securities as collateral with a market value of $913,351, which cannot be resold. The value of loaned securities and related collateral outstanding at June 30, 2013 were as follows:

		Market value of	Market value of
	Market value of	collateral	investments of
	securities	received from	cash collateral
Fund	loaned	securities loaned	received

UBS Global Securities Relationship Fund	$12,009,054	$12,365,488	$11,452,137

4. Purchases and sales of securities
For the six months ended June 30, 2013, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds

UBS Global Securities Relationship Fund	$68,332,744	$118,917,941
UBS Emerging Markets Equity Relationship Fund	126,167,178	125,567,567
UBS International Equity Relationship Fund	4,021,489	5,174,102
UBS U.S. Equity Alpha Relationship Fund (long transactions)	35,786,731	35,177,589
UBS U.S. Equity Alpha Relationship Fund (short sale transactions)	13,804,529	12,231,247
UBS Global Corporate Bond Relationship Fund	42,464,418	137,345,068
UBS High Yield Relationship Fund	92,119,024	56,577,067
UBS Opportunistic Emerging Markets Debt Relationship Fund	11,094,017	5,622,992

For the six months ended June 30, 2013, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds

UBS Global Securities Relationship Fund	$2,678,238	$2,499,866
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	7,088,883	44,614,294

5. Federal income taxes
The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income/(loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

As of and during the period ended June 30, 2013, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

6. Partnership allocations
For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

UBS Relationship Funds
General information (unaudited)

Quarterly Form N-Q portfolio schedule
Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

In addition, UBS Cash Management Prime Relationship Fund discloses, on a monthly basis: (a)a complete schedule of its portfolio holdings; and (b)information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed UBS Cash Management Prime Relationship Fund information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record
You may obtain a description of the Funds’ proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS Relationship Funds
Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the “Board”) of UBS Relationship Funds (the “Trust”), held on June 13 and 14, 2013 (the “Meeting”), the Board, including those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreements (the “Advisory Agreements”) between the Trust and the Advisor for each series of the Trust (each a “Fund,” and together, the “Funds”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on June 7, 2013, June 13, 2013 and June 14, 2013 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i)the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii)the performance of the Fund and the Advisor; (iii)the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv)whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds’ investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, and portfolio valuations, among others. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund’s shareholders.

Performance. In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds’

UBS Relationship Funds
Board approval of investment advisory agreements (unaudited)

performance during the past year. In reviewing the Lipper Reports, the Board noted that each Fund, except the UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS High Yield Relationship Fund, had appeared in one of the top three performance quintiles for the one-year performance period. At the Board’s request, the Advisor further addressed the performance data for the UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS High Yield Relationship Fund, each of which had appeared in one of the lower performance quintiles for the one-year performance period.

In explaining the performance of the UBS Global (ex-U.S.) All Cap Growth Relationship Fund over the past year, the Advisor noted that sector allocation and stock selection were the primary factors that contributed to the Fund’s relative underperformance as compared to its peer universe. The Advisor discussed the stock selection process for UBS Global (ex-U.S.) All Cap Growth Relationship Fund and explained that the Advisor believes that the Fund is well positioned for improved performance in the upcoming year.

With respect to the performance of the UBS U.S. Equity Alpha Relationship Fund, the Advisor noted that the Fund had a positive return but also noted that the Fund underperformed relative to its peer universe. The Advisor explained that the Fund’s relative underperformance as compared to its peers was the due to stock selection. The Advisor noted recent changes that were made that management believed would positively impact performance going forward including improvements to the investment process, changes in senior stock analysts and the employment of a new head of US Equity and Research.

With respect to the performance of the UBS Emerging Markets Equity Relationship Fund over the past year, the Advisor stated that stock selection and sector allocation were the primary reasons for the Fund’s underperformance compared to its peer universe. The Advisor noted that, while the Fund underperformed relative to its peer universe for the one-year performance period, the Fund outperformed relative to its peer universe for the other performance periods presented.

In discussing the performance of the UBS Opportunistic Emerging Markets Debt Relationship Fund for the one-year performance period, the Advisor noted that, while the Fund had a positive return, it underperformed relative to its peer universe. In explaining the factors that contributed to the UBS Opportunistic Emerging Markets Debt Relationship Fund’s relative underperformance compared to its peer universe for the one-year performance period, the Advisor noted that the Fund is managed as a concentrated “high conviction” portfolio and therefore its short term peer ranks will often change as particular countries and currencies in which the Fund invests may come in or out of favor. The Advisor noted that the Fund’s investments in Argentina debt and its allocation to local currency debt were the major detractors to performance for the one-year performance period. The Advisor noted that while the Fund underperformed relative to its peers for the one-year performance period, the Fund appeared in one of the top two quintiles for the other performance periods presented.

In explaining the performance of the UBS High Yield Relationship Fund for the one-year performance period, the Advisor noted that the Fund did have a positive return but underperformed relative to its peer universe. The Advisor noted that the Fund is used as a building block for other funds to obtain high yield exposure and, therefore, the Fund was subject to large flows that affected the Fund’s performance relative to its peers. The Advisor discussed certain instruments that the Advisor had begun to use to help mitigate the drag on performance when the Fund encounters large flows that affect portfolio management. The Advisor also noted that the Fund’s more defensive posture from an interest rate duration, quality and sector perspective also negatively impacted the Fund’s relative peer performance during the one-year period.

UBS Relationship Funds
Board approval of investment advisory agreements (unaudited)

The Board concluded that the Advisor’s explanations provided a sound basis for understanding the performance of the UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS High Yield Relationship Fund in comparison to their respective peers. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base and the current market environment.

Costs and Expenses. The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements. The Board also noted that each Fund had the lowest total expenses in its respective Lipper peer group.

Profitability. In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Funds, including the investment by certain advisory clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale. The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because the Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

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UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, NY 10019

S1107

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that:

(i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Relationship Funds, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 6, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer & Principal Accounting Officer

Date:	September 6, 2013